UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-5125

Dreyfus Variable Investment Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	12/31

Date of reporting period:	12/31/05

P:\Edgar Filings\Pending\117\NCSRA-117-2-2006\formncsr117.DOC

FORM N-CSR

Item 1.	Reports to Stockholders.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E P O R T F O L I O

2	Letter from the Chairman
3	Discussion of Performance
6	Portfolio Performance
8	Understanding Your Portfolio’s Expenses
8	Comparing Your Portfolio’s Expenses
With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
18	Notes to Financial Statements
25	Report of Independent Registered
Public Accounting Firm
26	Important Tax Information
27	Board Members Information
29	Officers of the Fund
F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Variable Investment Fund,
Appreciation Portfolio

The	Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Appreciation Portfolio, covering the 12-month period from January 1, 2005, through December 31, 2005. Inside, you’ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Fayez Sarofim, of Fayez Sarofim & Co., the portfolio’s sub-investment adviser.

Stocks generally absorbed both good and bad news in 2005 to post modestly positive total returns. On the plus side, an expanding U.S. economy and low inflation helped support corporate earnings in most industry groups. Negative influences included rising short-term interest rates and escalating energy prices, which many analysts feared might erode corporate profits. In addition, hurricanes Katrina, Rita and Wilma disrupted economic activity along the Gulf Coast.

We expect the U.S. economy to continue its moderate expansion in 2006, fueled in part by a rebound in corporate capital spending and exports. The labor market likely will remain relatively strong while inflation should stay low, supporting consumers’ real incomes. Risks in the new year include the possible end of the boom in the housing market, where we believe prices are more likely to stall than plunge.

As always, we encourage you to speak with your financial consultant about how these and other market forces may affect your investments. Thank you for your continued confidence and support.

2

DISCUSSION OF PERFORMANCE

Fayez Sarofim, Portfolio Manager

Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Variable Investment Fund, Appreciation Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2005, the portfolio’s Initial shares produced a total return of 4.38%, and its Service shares produced a total return of 4.12% .1 For the same period, the total return of the portfolio’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), was 4.91% .2

After lackluster performance for much of the year, stocks rallied modestly toward the end of 2005, when oil prices moderated and investors looked forward to the end of the interest-rate hikes of the Federal Reserve Board (the “Fed”). The portfolio’s returns were roughly in line with its benchmark, as above-average returns among consumer-oriented companies were balanced by disappointments in the health care and financials sectors.

What is the portfolio’s investment approach?

The portfolio normally invests at least 80% of its assets in common stocks. The portfolio focuses on large, well-established multinational growth companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable above-average earnings growth. We focus on purchasing reasonably priced growth stocks of fundamentally sound companies in economic sectors that we believe will expand over the next three to five years or longer.

What other factors influenced the portfolio’s performance?

Despite steady economic growth and rising corporate earnings, returns from the U.S. stock market were limited during much of 2005 by investors’ concerns regarding rising interest rates and surging energy prices.The Fed raised short-term interest rates at each of eight scheduled meetings during the year, driving the overnight federal funds rate from 2.25% to 4.25% . Contrary to historical norms, however, these moves did

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

not cause longer-term bond yields to rise significantly, helping to contain corporate borrowing costs.While sharply higher energy costs threatened to erode profit margins of industrial companies that use oil and gas in their manufacturing processes, other market sectors — most notably energy and utilities — benefited from higher commodity prices.

Toward the end of the year, investors began to look forward to the possibility of an end to the Fed’s rate hikes, and market sentiment began to improve.Although the ensuing rally was relatively modest,it was led by large, well-established companies with track records of consistent earnings. However, as they have for the past several years, smaller, more speculative stocks generally posted higher returns for 2005 overall.

The portfolio received particularly strong contributions to its performance from consumer-oriented stocks. In the consumer discretionary area, publisher McGraw Hill enjoyed strong results in its Standard & Poor’s division, and luxury apparel company Christian Dior benefited from strong spending trends among affluent consumers. Similarly, mass merchandiser Target achieved improved results by focusing on higher-end mass merchandising consumers.

Among consumer staples companies, longtime holding Altria Group, the food and tobacco giant, gained substantial value as litigation concerns eased and investors looked forward to a corporate reorganization designed to unlock shareholder value. Pharmacy chain Walgreen and snack and beverage maker PepsiCo also fared well when business fundamentals improved in the growing economy.

While the portfolio participated in gains produced by the energy sector amid soaring oil and gas prices, its energy returns fell short of the bench-mark.This was primarily due to our focus on integrated oil companies at a time in which smaller oil services companies fared even better.

The portfolio’s health care investments detracted from its relative performance. Large pharmaceutical companies, including portfolio holdings Pfizer and Merck, suffered from safety-related product issues, concerns regarding the effects of the new Medicare prescription drug benefit and anemic new product pipelines. Other disappointments included retailer Wal-Mart, which was hurt by the effects of higher fuel prices on its customers, and mortgage agency Fannie Mae, where accounting irregularities raised regulatory concerns.

4

In light of these and other company-specific issues, we reduced the portfolio’s positions in Merck and Pfizer, and we eliminated the portfolio’s holdings of Fannie Mae, its sister agency Freddie Mac, insurance holdings American International Group and Marsh & McLennan, and food purveyor Kraft during the reporting period. Instead, we established new positions in payroll and benefits processor Automatic Data Processing, industrial gases manufacturer Praxair, global energy producer Total and health insurer UnitedHealth Group, all of which appear poised for growth under favorable market conditions.

What is the portfolio’s current strategy?

In the context of moderating economic and profit growth, investors are likely to reward companies for their ability to sustain organic growth, not just for improved balance sheets and reduced risk profiles.The high-quality multinationals that are the focus of our strategy have the resources to reinvest in their businesses and extend their established records of earnings and dividend increases. Over the last six years, these companies have seen their price/earnings multiples contract and their valuations relative to small- and midcap issues compress.These trends, which are typical early in an expansion, have persisted much longer than usual in the current cycle but are beginning to shift.The globally competitive industry leaders in the portfolio are positioned to benefit as financial conditions become more restrictive and a premium for quality returns to the market.

January 17, 2006
The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term
goals.The investment objective and policies of Dreyfus Variable Investment Fund, Appreciation
Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
[2]	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance.

The Portfolio 5

PORTFOLIO PERFORMANCE
Average Annual Total Returns as of	12/31/05

	1 Year	5 Years	10 Years

Initial shares	4.38%	0.07%	8.81%
Service shares	4.12%	(0.20)%	8.66%

The data for Service shares includes the results of Initial shares for the period prior to December 31, 2000
(inception date of Service shares). Actual Service shares’ average annual total return and hypothetical growth results would have been lower. See notes below.
† Source: Lipper Inc.
Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Variable Investment
Fund, Appreciation Portfolio on 12/31/95 to a $10,000 investment made in the Standard & Poor’s 500 Composite
Stock Price Index (the “Index”) on that date.

6

The portfolio’s Initial shares are not subject to a Rule 12b-1 fee.The portfolio’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.The performance figures for Service shares reflect the performance of the portfolio’s Initial shares from their inception date through December 30, 2000, and the performance of the portfolio’s Service shares from December 31, 2000 (inception date of Service shares) to December 31, 2005 (blended performance figures).The blended performance figures have not been adjusted to reflect the higher operating expenses of the Service shares. If these expenses had been reflected, the blended performance figures would have been lower. All dividends and capital gain distributions are reinvested.

The portfolio’s performance shown in the line graph takes into account all applicable portfolio fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance, which does not take into account charges, fees and other expenses. Further information relating to portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Portfolio 7

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor,you pay ongoing expenses,such as management fees and other expenses.Using the information below,you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses,including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund,Appreciation Portfolio from July 1, 2005 to December 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2005
	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 4.00	$ 5.28
Ending value (after expenses)	$1,036.90	$1,035.60

COMPARING YOUR PORTFOLIO’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended December 31, 2005

	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 3.97	$ 5.24
Ending value (after expenses)	$1,021.27	$1,020.01

† Expenses are equal to the portfolio’s annualized expense ratio of .78% for Initial shares and 1.03% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS December 31, 2005
Common Stocks—99.5%	Shares	Value ($)

Apparel—.8%
Christian Dior	72,700 [a]	6,457,816
Beverages—7.8%
Anheuser-Busch Cos.	195,100	8,381,496
Coca-Cola	664,500	26,785,995
PepsiCo	445,900	26,343,772
		61,511,263
Consumer Discretionary—8.5%
McDonald’s	304,500	10,267,740
McGraw-Hill Cos.	501,600	25,897,608
News, Cl. B	9,800 [a]	162,778
Polo Ralph Lauren	125,500	7,045,570
Target	256,900	14,121,793
Time Warner	226,800	3,955,392
Viacom, Cl. B	150,300 [b]	4,899,780
		66,350,661
Consumer Staples—17.6%
Altria Group	850,400	63,541,888
Nestle, ADR	291,000	21,738,709
Sysco	80,000	2,484,000
Wal-Mart Stores	439,700	20,577,960
Walgreen	649,900	28,764,574
Whole Foods Market	18,000 [a]	1,393,020
		138,500,151
Cosmetics/Personal Care—5.7%
Colgate-Palmolive	140,000	7,679,000
Estee Lauder Cos., Cl. A	145,500 [a]	4,871,340
Procter & Gamble	560,000	32,412,800
		44,963,140
Energy—18.3%
BP, ADR	455,900	29,277,898
Chevron	445,800	25,308,066
ConocoPhillips	205,000	11,926,900
Exxon Mobil	1,080,064	60,667,195
Occidental Petroleum	65,000	5,192,200
Royal Dutch Shell, Cl. A, ADR	59,800	3,677,102
Total, ADR	60,000 [a]	7,584,000
		143,633,361

The Portfolio 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Financial—13.8%
American Express	307,500	15,823,950
American International Group	105,920	7,226,921
Ameriprise Financial	61,500	2,521,500
Bank of America	291,216	13,439,618
Citigroup	601,524	29,191,960
HSBC Holdings, ADR	30,000	2,414,100
JPMorgan Chase & Co.	451,100	17,904,159
Merrill Lynch & Co.	145,500	9,854,715
SunTrust Banks	130,600	9,502,456
		107,879,379
Health Care—10.1%
Abbott Laboratories	324,100	12,779,263
Eli Lilly & Co.	261,900	14,820,921
Johnson & Johnson	360,000	21,636,000
Merck & Co.	210,000	6,680,100
Pfizer	630,000	14,691,600
Roche Holding, ADR	64,000	4,800,487
UnitedHealth Group	60,000	3,728,400
		79,136,771
Industrial—7.7%
Emerson Electric	164,900	12,318,030
General Electric	1,115,500	39,098,275
United Parcel Service, Cl. B	116,800	8,777,520
		60,193,825
Information Technology—7.7%
Automatic Data Processing	50,000	2,294,500
Intel	1,414,700	35,310,912
Microsoft	867,300	22,679,895
		60,285,307
Materials—.3%
Praxair	50,000	2,648,000
Media—1.2%
News, Cl. A	606,436	9,430,080
Total Common Stocks
(cost $598,666,250)		780,989,754

10

Investment of Cash Collateral
for Securities Loaned—2.0%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $15,240,760)	15,240,760 [c]	15,240,760

Total Investments (cost $613,907,010)	101.5%	796,230,514
Liabilities, Less Cash and Receivables	(1.5%)	(11,391,160)
Net Assets	100.0%	784,839,354

ADR—American Depository Receipts.
[a] All or a portion of these securities are on loan. At December 31, 2005, the total market value of the portfolio’s securities on loan is $13,953,570 and the total market value of the collateral held by the portfolio is $15,240,760.
[b] Non-income producing.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary †

	Value (%)		Value (%)

Energy	18.3	Industrial	7.7
Consumer Staples	17.6	Information Technology	7.7
Financial	13.8	Cosmetics/Personal Care	5.7
Health Care	10.1	Money Market Investment	2.0
Consumer Discretionary	8.5	Other	2.3
Beverages	7.8		101.5

† Based on net assets.
See notes to financial statements.

The Portfolio 11

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan valued at $13,953,570)—Note 1(c):
Unaffiliated issuers	598,666,250	780,989,754
Affiliated issuers	15,240,760	15,240,760
Receivable for shares of Beneficial Interest subscribed		3,776,818
Dividends receivable		1,347,774
Prepaid expenses		49,541
		801,404,647

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		337,021
Due to Fayez Sarofim & Co.		215,757
Liability for securities on loan—Note 1(c)		15,240,760
Payable for shares of Beneficial Interest redeemed		620,844
Cash overdraft due to custodian		63,000
Interest payable—Note 2		1,996
Accrued expenses		85,915
		16,565,293

Net Assets ($)		784,839,354

Composition of Net Assets ($):
Paid-in capital		631,385,064
Accumulated undistributed investment income—net		11,942,179
Accumulated net realized gain (loss) on investments		(40,811,563)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		182,323,674

Net Assets ($)		784,839,354

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	683,667,416	101,171,938
Shares Outstanding	18,422,041	2,740,043

Net Asset Value Per Share ($)	37.11	36.92

See notes to financial statements.
12

STATEMENT OF OPERATIONS Year Ended December 31, 2005
Investment Income ($):
Income:
Cash dividends (net of $155,676 foreign taxes withheld at source):
Unaffiliated issuers	18,646,282
Affiliated issuers	33,483
Income from securities lending	52,841
Total Income	18,732,606
Expenses:
Investment advisory fee—Note 3(a)	3,527,538
Sub-investment advisory fee—Note 3(a)	2,627,538
Distribution fees—Note 3(b)	220,439
Prospectus and shareholders’ reports	139,571
Trustees’ fees and expenses—Note 3(c)	62,392
Custodian fees—Note 3(b)	61,485
Professional fees	57,582
Interest expense—Note 2	36,218
Shareholder servicing costs—Note 3(b)	23,030
Loan commitment fees—Note 2	6,140
Registration fees	799
Miscellaneous	20,609
Total Expenses	6,783,341
Investment Income—Net	11,949,265

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	16,190,739
Net unrealized appreciation (depreciation) on investments	6,752,030
Net Realized and Unrealized Gain (Loss) on Investments	22,942,769
Net Increase in Net Assets Resulting from Operations	34,892,034

See notes to financial statements.

The Portfolio 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2005	2004

Operations ($):
Investment income—net	11,949,265	13,729,438
Net realized gain (loss) on investments	16,190,739	(5,994,905)
Net unrealized appreciation
(depreciation) on investments	6,752,030	33,662,361
Net Increase (Decrease) in Net Assets
Resulting from Operations	34,892,034	41,396,894

Dividends to Shareholders from ($):
Investment income—net:
Initial shares	(135,857)	(12,718,082)
Service shares	—	(1,102,158)
Total Dividends	(135,857)	(13,820,240)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial shares	56,572,319	58,196,296
Service shares	29,036,589	21,783,851
Dividends reinvested:
Initial shares	135,857	12,718,082
Service shares	—	1,102,158
Cost of shares redeemed:
Initial shares	(170,386,472)	(150,984,809)
Service shares	(11,972,455)	(34,135,074)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(96,614,162)	(91,319,496)
Total Increase (Decrease) in Net Assets	(61,857,985)	(63,742,842)

Net Assets ($):
Beginning of Period	846,697,339	910,440,181
End of Period	784,839,354	846,697,339
Undistributed investment income—net	11,942,179	130,363

14

	Year Ended December 31,

	2005	2004

Capital Share Transactions:
Initial Shares
Shares sold	1,561,261	1,672,805
Shares issued for dividends reinvested	3,818	357,874
Shares redeemed	(4,688,720)	(4,347,023)
Net Increase (Decrease) in Shares Outstanding	(3,123,641)	(2,316,344)

Service Shares
Shares sold	799,853	629,793
Shares issued for dividends reinvested	—	31,090
Shares redeemed	(330,659)	(987,230)
Net Increase (Decrease) in Shares Outstanding	469,194	(326,347)

See notes to financial statements.

The Portfolio 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

		Year Ended December 31,

Initial Shares	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	35.56	34.42	28.79	34.98	38.91
Investment Operations:
Investment income—net [a]	.54	.56	.43	.36	.30
Net realized and unrealized
gain (loss) on investments	1.02	1.18	5.64	(6.19)	(3.93)
Total from Investment Operations	1.56	1.74	6.07	(5.83)	(3.63)
Distributions:
Dividends from investment income—net	(.01)	(.60)	(.44)	(.36)	(.30)
Net asset value, end of period	37.11	35.56	34.42	28.79	34.98

Total Return (%)	4.38	5.05	21.17	(16.71)	(9.31)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.80	.79	.80	.78	.78
Ratio of net investment income
to average net assets	1.48	1.60	1.41	1.10	.84
Portfolio Turnover Rate	2.67	1.64	4.60	6.61	4.19

Net Assets, end of period ($ x 1,000)	683,667	766,169	821,319	722,706	897,535

[a] Based on average shares outstanding at each month end. See notes to financial statements.
16

		Year Ended December 31,

Service Shares	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	35.46	34.31	28.71	34.89	38.91
Investment Operations:
Investment income—net [a]	.45	.46	.36	.29	.18
Net realized and unrealized
gain (loss) on investments	1.01	1.19	5.61	(6.17)	(3.94)
Total from Investment Operations	1.46	1.65	5.97	(5.88)	(3.76)
Distributions:
Dividends from investment income—net	—	(.50)	(.37)	(.30)	(.26)
Net asset value, end of period	36.92	35.46	34.31	28.71	34.89

Total Return (%)	4.12	4.80	20.83	(16.89)	(9.63)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.05	1.04	1.05	1.02	1.10
Ratio of net investment income
to average net assets	1.24	1.34	1.16	.91	.53
Portfolio Turnover Rate	2.67	1.64	4.60	6.61	4.19

Net Assets, end of period ($ x 1,000)	101,172	80,529	89,121	60,572	35,632

[a] Based on average shares outstanding at each month end.
See notes to financial statements.

The Portfolio 17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering twelve series,including the Appreciation Portfolio (the “portfolio”). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio’s investment objective is to provide long-term capital growth consistent with the preservation of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the portfolio’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Fayez Sarofim & Co. (“Sarofim”) serves as the portfolio’s sub-investment adviser.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

18

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are

The Portfolio 19

NOTES TO FINANCIAL STATEMENTS (continued)

translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The portfolio has an arrangement with the custodian bank whereby the portfolio receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the portfolio includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of Dreyfus, the portfolio may lend securities to qualified institutions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the

20

market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus. The portfolio will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $11,942,179, accumulated capital losses $40,811,549 and unrealized appreciation $182,323,660.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2005. If not applied, $13,419,000 expires in fiscal 2010, $20,683,522 expires in fiscal 2011 and $6,709,027 expires in fiscal 2012.

The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2005 and December 31, 2004 were as follows: ordinary income $135,857 and $13,820,240, respectively.

During the period ended December 31, 2005, as a result of permanent book to tax differences primarily due to the tax treatment for foreign currency exchange gains and losses, the fund decreased accumulated undistributed investment income-net by $1,592 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended December 31, 2005 was approximately $931,000, with a related weighted average annualized interest rate of 3.89% .

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is based on the value of the portfolio’s average daily net assets and is computed at the following annual rates: .55% of the first $150 million; .50% of the next $150 million; and .375% over $300 million.The fee is payable monthly. Pursuant to a Sub-Investment Advisory Agreement with Sarofim, the sub-investment advisory fee is based upon the value of the portfolio’s average daily net assets and is computed at the following annual rates: .20% of the first $150 million; .25% of the next $150 million; and .375% over $300 million.The fee is payable monthly.

22

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2005, Service shares were charged $220,439 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2005, the portfolio was charged $1,080 pursuant to the transfer agency agreement.

The portfolio compensates Mellon Bank, N.A., an affiliate of Dreyfus, under a custody agreement to provide custodial services for the portfolio. During the period ended December 31, 2005, the portfolio was charged $61,485 pursuant to the custody agreement.

During the period ended December 31, 2005, the portfolio was charged $3,762 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: investment advisory fees $292,196, chief compliance officer fees $1,858, Rule 12b-1 distribution plan fees $20,880, custodian fees $21,832 and transfer agency per account fees $255.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Portfolio 23

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the portfolio may invest its available cash in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by Dreyfus.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2005, amounted to $21,785,051 and $110,636,450, respectively.

At December 31, 2005, the cost of investments for federal income tax purposes was $613,907,024; accordingly, accumulated net unrealized appreciation on investments was $182,323,490 consisting of $222,181,342 gross unrealized appreciation and $39,857,852 gross unrealized depreciation.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund, Appreciation Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Appreciation Portfolio (one of the funds comprising Dreyfus Variable Investment Fund) as of December 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of December 31, 2005 and confirmation of securities not held by the custodian by correspondence with others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Appreciation Portfolio at December 31,2005,the results of its operations for the year then ended,the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York February 6, 2006

The Portfolio 25

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2005 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2006 of the percentage applicable to the preparation of their 2005 income tax returns.

26

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-
related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 193
———————
David P. Feldman (66)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• BBH Mutual Funds Group (11 funds), Director
• The Jeffrey Company, a private investment company, Director
• QMED, a medical device company, Director
No. of Portfolios for which Board Member Serves: 58
———————
James F. Henry (75)
Board Member (1990)
Principal Occupation During Past 5 Years:
• President, CPR Institute for Dispute Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2003)
No. of Portfolios for which Board Member Serves: 22

The Portfolio 27

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Dr. Paul A. Marks (79)
Board Member (1990)
Principal Occupation During Past 5 Years:
• President, Emeritus (2000-present) and President and Chief Executive Officer of Memorial
Sloan-Kettering Cancer Center (Retired 1999)
Other Board Memberships and Affiliations:
• Pfizer, Inc., a pharmaceutical company, Director-Emeritus
• Lazard Freres & Company, LLC, Senior Adviser
• Carrot Capital Health Care Ventures, Advisor
• Armgo-Start-Up Biotech; Board of Directors
• Nanoviricide, Board Director
• PTC, Scientific Advisory Board
No. of Portfolios for which Board Member Serves: 22
———————
Dr. Martin Peretz (66)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Editor-in-Chief of The New Republic Magazine
• Lecturer in Social Studies at Harvard University (1965-2001)
• Co-Chairman of TheStreet.com, a financial daily on the web
Other Board Memberships and Affiliations:
• Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education, Director
• Harvard Center for Blood Research,Trustee
• Bard College,Trustee
• Board of Overseers of YIVO Institute for Jewish Research, Chairman
No. of Portfolios for which Board Member Serves: 22
———————
Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board
Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
John M. Fraser, Jr., Emeritus Board Member
Rosalind Gersten Jacobs, Emeritus Board Member

28

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since
March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice
President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since
March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Assistant General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since February 1991.

The Portfolio 29

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer
since August 2003.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 48 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 196 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

30

NOTES

For	More	Information

Dreyfus Variable
Investment Fund,
Appreciation Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Advisor
Fayez Sarofim & Co.
Two Houston Center
Suite 2907
Houston,TX 77010

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-554-4611 or 516-338-3300

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Servicing

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies relating to portfolio securities, and information regarding how the portfolio voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E P O R T F O L I O

2	Letter from the Chairman
3	Discussion of Performance
6	Portfolio Performance
8	Understanding Your Portfolio’s Expenses
8	Comparing Your Portfolio’s Expenses
With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
20	Notes to Financial Statements
28	Report of Independent Registered
Public Accounting Firm
29	Important Tax Information
30	Board Members Information
32	Officers of the Fund
F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Variable Investment Fund,
Balanced Portfolio

The	Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Balanced Portfolio covering the 12-month period from January 1, 2005, through December 31, 2005. Inside, you’ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Thomas Plumb of Wisconsin Capital Management, LLC, the portfolio’s sub-investment adviser.

Stocks generally absorbed both good and bad news in 2005 to post modestly positive total returns. On the plus side, an expanding U.S. economy and low inflation helped support corporate earnings in most industry groups. Negative influences included rising short-term interest rates and escalating energy prices, which many analysts feared might erode corporate profits. In addition, hurricanes Katrina, Rita and Wilma disrupted economic activity along the Gulf Coast.

We expect the U.S. economy to continue its moderate expansion in 2006, fueled in part by a rebound in corporate capital spending and exports. The labor market likely will remain relatively strong while inflation should stay low, supporting consumers’ real incomes. Risks in the new year include the possible end of the boom in the housing market, where we believe prices are more likely to stall than plunge.

As always, we encourage you to speak with your financial consultant about how these and other market forces may affect your investments. Thank you for your continued confidence and support.

2

DISCUSSION OF PERFORMANCE

Thomas Plumb, Primary Portfolio Manager

Wisconsin Capital Management, LLC, Sub-Investment Adviser

How did Dreyfus Variable Investment Fund, Balanced Portfolio perform relative to its benchmarks?

For the 12-month period ended December 31, 2005, the portfolio’s total returns were –1.21% for its Initial shares and –1.30% for its Service shares.1 In comparison, the portfolio’s benchmark, a hybrid index composed of 60% Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and 40% Lehman Brothers Intermediate Government/Credit Bond Index (the “Lehman Intermediate Bond Index”), achieved a total return of 3.58% for the reporting period.2The portfolio’s former benchmark index, a hybrid index composed of 60% Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and 40% Lehman Brothers U.S.Aggregate Index (the “Lehman Aggregate Index”), provided a total return of 3.92% for the reporting period.3 Separately, the S&P 500 Index, the Lehman Intermediate Bond Index and the Lehman Aggregate Index achieved total returns of 4.91%, 1.58% and 2.43%, respectively, for the reporting period.

Stock prices advanced modestly in a growing U.S. economy, and bonds held up well despite a rising interest-rate environment.The portfolio produced lower returns than its current benchmark, primarily due to our focus on blue-chip stocks, which, despite attractive valuations and strong business fundamentals, continued to lag smaller, more economically sensitive companies during 2005. The portfolio’s fixed-income investments produced returns that were roughly in line with the Lehman Intermediate Bond Index.

What is the portfolio’s investment approach?

The portfolio seeks high total return through a combination of capital appreciation and current income. To pursue this goal, the portfolio invests in a diversified mix of stocks and fixed-income securities.The portfolio will vary the mix of stocks and bonds from time to time, but normally the portfolio will allocate more than 50% of its assets to stocks and the remainder to bonds and other fixed-income securities.

In allocating portfolio assets between stocks and bonds, the portfolio manager assesses the relative return and risk of each asset class, analyzing several factors, including general economic conditions, anticipated future changes in interest rates and the outlook for stocks generally.

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

In choosing stocks for the portfolio, the manager looks for high-quality companies that possess most of the following characteristics: leading market positions, high barriers to market entry and other competitive or technological advantages, high returns on equity and assets, good growth prospects, strong management, and relatively low debt burdens.

The portfolio normally invests at least 25% of its assets in fixed-income securities.The fixed-income securities in which the portfolio may invest include corporate bonds and other debt instruments, mortgage-related securities, asset-backed securities, debt securities issued or guaranteed by the U.S. government (including its agencies and instrumentalities), convertible debt securities and preferred stock that is convertible into common stock.

What other factors influenced the portfolio’s performance?

Energy prices soared and short-term interest rates rose,but the U.S.econ-omy continued to grow at a relatively moderate pace. While the stock indicies produced positive returns in this environment, most of the stock market’s gains for 2005 were concentrated in energy sectors and small-and midcap companies that tend to be relatively sensitive to economic ups and downs. The growing economy also benefited the business fundamentals of larger, blue-chip companies, but their stocks generally continued to languish.Although short- and intermediate-term bonds lost some of their value when short-term interest rates rose, income contributions helped them produce generally positive total returns.

Throughout the year, we allocated the portfolio’s assets to areas of the stock market that, in our judgment, offered significant long-term opportunities. In hindsight, we may have been too early in our efforts to anticipate some market trends. However, we remain confident that growing companies with stable earnings, high returns on equity, positive cash flows and strong balance sheets will return to favor among investors.

During the reporting period, the portfolio received disappointing results from for-profit education providers, which were hurt by industry-wide issues that we regard as temporary. Results from the financial sector were hindered by accounting-related problems at government-sponsored mortgage agency Fannie Mae, and some consumer discretionary companies suffered amid concerns that high energy prices might constrain consumer spending. On the other hand, the portfolio participated in gains in a variety of holdings, including drug distributors McKesson and Cardinal Health, insurer American International Group, pharmaceutical manufacturer Schering-Plough and food company Nestle.

4

Because interest rates historically have tended to erode the value of fixed-income securities, the portfolio’s bond portfolio focused mainly on short-term corporate bonds that we believed offered attractive yields and ready liquidity.

What is the portfolio’s current strategy?

It is difficult to remember a time when we have been more enthusiastic about the prospects of blue-chip stocks. As of year-end, many of the world’s most recognizable and successful companies were selling at valuations well below their historical norms. Accordingly, we added to many of the portfolio’s positions during this period of relative weakness. In addition, we have identified a number of long-term secular trends —from a recovery in corporate spending to the aging of the baby boom generation — that appear poised to support business conditions in certain industries.Among bonds, we recently have seen signs that the steady rise of interest rates may be nearing an end, and we are prepared to extend the maturities of the portfolio’s fixed-income holdings.

January 17, 2006
The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term
goals.The investment objective and policies of Dreyfus Variable Investment Fund, Balanced
Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of certain portfolio expenses by The Dreyfus Corporation pursuant to an agreement in effect through December 31, 2006, at which time it may be extended, terminated or modified.
Had these expenses not been absorbed, the portfolio’s returns would have been lower.
[2]	SOURCE: LIPPER, INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.The Lehman Brothers Intermediate
Government/Credit Bond Index is a widely accepted, unmanaged index of government and corporate bond market performance composed of U.S. government,Treasury and agency securities, fixed-income securities and nonconvertible investment-grade corporate debt, with an average maturity of 1-10 years.
[3]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500
Index”) is a widely accepted, unmanaged index of U.S. stock market performance.The Lehman
Brothers U.S. Aggregate Index is a widely accepted, unmanaged total return index of corporate,
U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.

The Portfolio 5

PORTFOLIO PERFORMANCE
Average Annual Total Returns as of 12/31/05
	Inception			From
	Date	1 Year	5 Years	Inception

Initial shares	5/1/97	(1.21)%	(1.08)%	4.30%
Service shares	5/1/97	(1.30)%	(1.21)%	4.22%

The data for Service shares includes the results of Initial shares for the period prior to December 31, 2000
(inception date of Service shares). Actual Service shares’ average annual total return and hypothetical growth results would have been lower. See notes below.
† Source: Lipper Inc.
Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

6

The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Variable Investment Fund, Balanced Portfolio on 5/1/97 (inception date of Initial shares) to a $10,000 investment made in each of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), the Lehman Brothers Intermediate Government/Credit Bond Index (the “Lehman Intermediate Bond Index”), the Lehman Brothers U.S. Aggregate Index (the “Lehman Aggregate Index”), a hybrid index composed of 60% S&P 500 Index and 40% Lehman Intermediate Bond Index (the “New Hybrid Index”) and a hybrid index composed of 60% S&P 500 Index and 40% Lehman Aggregate Index (the “Former Hybrid Index”). Both hybrid indices are calculated on a year-to-year basis. In December 2004, the portfolio’s benchmark was changed to the Lehman Intermediate Bond Index from the Lehman Aggregate Index because the Lehman Intermediate Bond Index is expected to more accurately reflect the portfolio’s investment approach. For comparative purposes, the value of both indices on 4/30/97 is used as the beginning value on 5/1/97.

The portfolio’s Initial shares are not subject to a Rule 12b-1 fee.The portfolio’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.The performance figures for Service shares reflect the performance of the portfolio’s Initial shares from their inception date through December 30, 2000, and the performance of the portfolio’s Service shares from December 31, 2000 (inception date of Service shares) to December 31, 2005 (blended performance figures).The performance figures for each share class reflect certain expense reimbursements, without which the performance of each share class would have been lower. In addition, the blended performance figures have not been adjusted to reflect the higher operating expenses of the Service shares. If these expenses had been reflected, the blended performance figures would have been lower. All dividends and capital gain distributions are reinvested.

The portfolio’s performance shown in the line graph takes into account all applicable portfolio fees and expenses (after any expense reimbursements).The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance.The Lehman Intermediate Bond Index is a widely accepted, unmanaged index of government and corporate bond market performance composed of U.S. government,Treasury and agency securities, fixed-income securities and nonconvertible investment-grade corporate debt, with an average maturity of 1-10 years.The Lehman Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.The indices do not take into account charges, fees and other expenses. Further information relating to portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Portfolio 7

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor,you pay ongoing expenses,such as management fees and other expenses.Using the information below,you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses,including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, Balanced Portfolio from July 1, 2005 to December 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2005
	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 4.39	$ 5.04
Ending value (after expenses)	$1,001.20	$1,001.30

COMPARING YOUR PORTFOLIO’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended December 31, 2005

	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 4.43	$ 5.09
Ending value (after expenses)	$1,020.82	$1,020.16

† Expenses are equal to the portfolio’s annualized expense ratio of .87% for Initial shares and 1.00% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS December 31, 2005
Common Stocks—70.2%	Shares		Value ($)

Consumer Discretionary—9.4%
Cabela’s Inc	50,000	[a,b]	830,000
Interpublic Group Of Cos.	70,000	[a,b]	675,500
Kohl’s	21,000	[a]	1,020,600
Liberty Media, Cl. A	83,000	[a]	653,210
Time Warner	50,000		872,000
Viacom, Cl. B	30,000	[a]	978,000
Wal-Mart Stores	28,000		1,310,400
			6,339,710
Consumer Staples—3.8%
Coca-Cola	28,300		1,140,773
Nestle, ADR	19,000		1,419,366
			2,560,139
Energy—4.0%
Chevron	24,000		1,362,480
Exxon Mobil	24,000		1,348,080
			2,710,560
Financial—15.5%
American International Group	23,500		1,603,405
Bank of America	25,000		1,153,750
Berkshire Hathaway, Cl. A	13	[a]	1,152,060
Citigroup	28,000		1,358,840
Doral Financial	70,000		742,000
Fannie Mae	33,000		1,610,730
JPMorgan Chase & Co.	34,000		1,349,460
Marsh & McLennan Cos.	45,000		1,429,200
			10,399,445
Health Care—14.5%
Bristol-Myers Squibb	21,200		487,176
Cardinal Health	31,000		2,131,250
McKesson	22,100		1,140,139
Merck & Co.	41,000		1,304,210
Pfizer	78,100		1,821,292
Wright Medical Group	58,000	[a]	1,183,200

The Portfolio 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Wyeth	22,000	1,013,540
Zimmer Holdings	9,900 [a]	667,656
		9,748,463
Industrial—7.4%
Career Education	44,300 [a]	1,493,796
Corinthian Colleges	160,000 [a]	1,884,800
General Electric	45,000	1,577,250
		4,955,846
Information Technology—14.6%
BISYS Group	90,000 [a]	1,260,900
Dell	7,500 [a]	224,925
Electronic Data Systems	80,000	1,923,200
First Data	30,000	1,290,300
Fiserv	26,800 [a]	1,159,636
Microsoft	77,000	2,013,550
Sabre Holdings, Cl. A	58,000	1,398,380
Unisys	90,000 [a]	524,700
		9,795,591
Personal Care—1.0%
Estee Lauder Cos., Cl. A	20,000	669,600
Total Common Stocks
(cost $45,617,149)		47,179,354

Preferred Stocks—2.1%

Auto Manufacturing—.7%
General Motors,
Cum., $1.84	21,000	445,200
Banking/Finance—1.4%
Citigroup Capital VII,
Cum., $1.78	25,000	640,625
General Motors Acceptance,
Cum., $1.84	22,500	318,517
		959,142
Total Preferred Stocks
(cost $1,754,875)		1,404,342

10

	Principal
Bonds and Notes—25.5%	Amount ($)	Value ($)

Banks—.6%
Bank of America,
Sr. Notes, 4.375%, 12/1/2010	445,000	434,620
Broadcasting—2.9%
Liberty Media,
Notes, 3.50%, 9/25/2006	1,000,000	994,741
Tribune,
Unscd. Notes, 4.875%, 8/15/2010	1,000,000	976,179
		1,970,920
Commercial Mortgage Pass-Through Certificates—1.0%
First Horizon Alternative Mortgage Securities,
Ser. 2004-FA1, Cl. 1A1, 6.25%, 10/25/2034	416,283	421,588
Salomon Brothers Mortgage Securities VII,
Ser. 2002-KEY2, Cl. A1, 3.222%, 3/18/2036	232,310	229,255
		650,843
Diversified Financial Services—1.6%
Ford Motor Credit,
Notes:
4.68%, 3/13/2007	35,000 [c]	32,760
5.35%, 9/28/2007	105,000 [c]	97,174
General Motors,
Notes, 7.10%, 3/15/2006	270,000 [b]	269,325
General Motors Acceptance,
Notes:
6.125%, 2/1/2007	45,000	42,970
6.75%, 12/1/2014	135,000 [b]	121,645
International Lease Finance,
Unsub. Notes, 4.75%, 7/1/2009	500,000 [b]	491,898
		1,055,772
Food & Beverages—1.5%
HJ Heinz,
Notes, 6%, 3/15/2008	1,000,000	1,020,644
Insurance—2.2%
Berkshire Hathaway Finance,
Notes, 3.375%, 10/15/2008	1,000,000	964,159
Marsh & McLennan Cos.,
Sr. Notes, 7.125%, 6/15/2009	500,000	529,694
		1,493,853

The Portfolio 11

STATEMENT OF INVESTMENTS (continued)
	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

Pharmaceuticals—1.2%
Cardinal Health,
Notes, 6.75%, 2/15/2011	750,000	800,369
Real Estate—.1%
EOP Operating, LP,
Sr. Notes, 7%, 7/15/2011	35,000	37,505
Services—1.4%
First Data,
Notes, 3.90%, 10/1/2009	1,000,000	952,349
Structured Index—1.5%
Morgan Stanley TRACERS,
Ser. 2002-1, 5.878%, 3/1/2007	1,035,000 [d,e]	1,040,516
Telecommunications—3.3%
GTE Northwest,
Debs., Ser. C, 6.30%, 6/1/2010	1,700,000	1,737,012
New York Telephone,
Debs., 6.125%, 1/15/2010	500,000	502,514
		2,239,526
U.S. Government & Agencies—7.8%
Federal Home Loan Bank System,
Bonds:
3.25%, 8/11/2006	2,000,000	1,983,808
4.50%, 7/12/2010	500,000	494,558
Federal Home Loan Mortgage Corp.,
Notes, 2.375%, 2/15/2007	1,000,000	974,441
U.S. Treasury Notes,
4.25%, 10/15/2010	1,800,000	1,791,126
		5,243,933
U.S. Government Agencies/Mortgage-Backed—.4%
Federal Home Loan Mortgage Corp.,
5.50%, 9/1/2034	22,492	22,316
Federal National Mortgage Association:
5.50%-6%, 9/1/2034	248,825	249,594
		271,910
Total Bonds and Notes
(cost $17,417,417)		17,212,760

12

Other Investment—2.3%		Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Plus
Money Market Fund
(cost $1,547,000)		1,547,000 [f]	1,547,000

Investment of Cash Collateral
for Securities Loaned—3.4%

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $2,267,300)		2,267,300 [f]	2,267,300

Total Investments (cost $68,603,741)		103.5%	69,610,756

Liabilities, Less Cash and Receivables		(3.5%)	(2,376,195)

Net Assets		100.0%	67,234,561

ADR—American Depository Receipts.
[a] Non-income producing.
[b]	All or a portion of these securities are on loan. At December 31,2005, the total market value of the portfolio’s
	securities on loan is $2,147,117 and the total market value of the collateral held by the portfolio is $2,267,300.
[c]	Variable rate security—interest rate subject to periodic change.
[d]	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be sold in
	transactions exempt from registration, normally to qualified institutional buyers. At December 31,2005, these
	securities amounted to $1,040,516 or 1.5% of net assets.
[e]	Security linked to a portfolio of investment grade debt securities.
[f]	Investment in affiliated money market mutual fund.

Portfolio Summary †

	Value (%)		Value (%)

Financial	15.5	Money Market Investments	5.7
Information Technology	14.6	Energy	4.0
Health Care	14.5	Consumer Staples	3.8
Consumer Discretionary	9.4	Other	20.4
U.S. Government & Agencies	8.2
Industrial	7.4		103.5

† Based on net assets.
See notes to financial statements.

The Portfolio 13

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

	Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $2,147,117)—Note 1(c):
Unaffiliated issuers	64,789,441	65,796,456
Affiliated issuers	3,814,300	3,814,300
Cash		56,354
Dividends and interest receivable		274,032
Prepaid expenses and other assets		1,055
		69,942,197

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		50,236
Liability for securities on loan—Note 1(c)		2,267,300
Payable for investment securities purchased		325,470
Payable for shares of Beneficial Interest redeemed		12,028
Accrued expenses		52,602
		2,707,636

Net Assets ($)		67,234,561

Composition of Net Assets ($):
Paid-in capital		82,249,947
Accumulated undistributed investment income—net		467,715
Accumulated net realized gain (loss) on investments		(16,490,116)
Accumulated net unrealized appreciation
(depreciation) on investments		1,007,015

Net Assets ($)		67,234,561

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	49,093,817	18,140,744
Shares Outstanding	3,798,851	1,402,339

Net Asset Value Per Share ($)	12.92	12.94

See notes to financial statements.
14

STATEMENT OF OPERATIONS Year Ended December 31, 2005
Investment Income ($):
Income:
Cash dividends (net of $7,078 foreign taxes withheld at source):
Unaffiliated issuers	907,228
Affiliated issuers	40,320
Interest	767,993
Income on securities lending	24,339
Total Income	1,739,880
Expenses:
Investment advisory fee—Note 3(a)	555,205
Prospectus and shareholders’ reports	53,301
Distribution fees—Note 3(b)	48,826
Professional fees	34,792
Custodian fees—Note 3(b)	10,588
Trustees’ fees and expenses—Note 3(c)	6,177
Shareholder servicing costs—Note 3(b)	3,321
Loan commitment fees—Note 2	441
Registration fees	68
Miscellaneous	13,147
Total Expenses	725,866
Less—waiver of fees due to undertaking—Note 3(a)	(36,263)
Less—reduction in custody fees
due to earnings credits—Note 1(c)	(1,977)
Net Expenses	687,626
Investment Income—Net	1,052,254

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	305,484
Net unrealized appreciation (depreciation) on investments	(2,479,092)
Net Realized and Unrealized Gain (Loss) on Investments	(2,173,608)
Net (Decrease) in Net Assets Resulting from Operations	(1,121,354)

See notes to financial statements.

The Portfolio 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2005	2004

Operations ($):
Investment income—net	1,052,254	1,452,740
Net realized gain (loss) on investments	305,484	7,704,069
Net unrealized appreciation
(depreciation) on investments	(2,479,092)	(4,614,377)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(1,121,354)	4,542,432

Dividends to Shareholders from ($):
Investment income—net:
Initial shares	(933,459)	(1,313,856)
Service shares	(316,209)	(422,063)
Total Dividends	(1,249,668)	(1,735,919)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial shares	763,690	1,535,093
Service shares	588,316	1,598,254
Dividends reinvested:
Initial shares	933,459	1,313,856
Service shares	316,209	422,063
Cost of shares redeemed:
Initial shares	(11,888,473)	(11,090,415)
Service shares	(4,057,658)	(4,186,838)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(13,344,457)	(10,407,987)
Total Increase (Decrease) in Net Assets	(15,715,479)	(7,601,474)

Net Assets ($):
Beginning of Period	82,950,040	90,551,514
End of Period	67,234,561	82,950,040
Undistributed investment income—net	467,715	274,309

16

	Year Ended December 31,

	2005	2004

Capital Share Transactions:
Initial Shares
Shares sold	58,603	119,914
Shares issued for dividends reinvested	72,180	101,379
Shares redeemed	(916,292)	(863,058)
Net Increase (Decrease) in Shares Outstanding	(785,509)	(641,765)

Service Shares
Shares sold	45,287	124,997
Shares issued for dividends reinvested	24,427	32,575
Shares redeemed	(311,605)	(325,263)
Net Increase (Decrease) in Shares Outstanding	(241,891)	(167,691)

See notes to financial statements.

The Portfolio 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

		Year Ended December 31,

Initial Shares	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	13.31	12.87	11.09	13.34	15.00
Investment Operations:
Investment income—net [a]	.19	.22	.15	.19	.27
Net realized and unrealized
gain (loss) on investments	(.35)	.50	1.84	(2.25)	(1.65)
Total from Investment Operations	(.16)	.72	1.99	(2.06)	(1.38)
Distributions:
Dividends from investment income—net	(.23)	(.28)	(.21)	(.19)	(.28)
Dividends from net realized
gain on investments	—	—	—	—	—
Total Distributions	(.23)	(.28)	(.21)	(.19)	(.28)
Net asset value, end of period	12.92	13.31	12.87	11.09	13.34

Total Return (%)	(1.21)	5.64	18.14	(15.48)	(9.12)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.91	.88	.89	.85	.85
Ratio of net expenses
to average net assets	.90	.88	.89	.85	.85
Ratio of net investment income
to average net assets	1.45	1.73	1.26	1.58	1.92
Portfolio Turnover Rate	41.89	281.51[b]	363.02[b]	388.26	128.44

Net Assets, end of period ($ x 1,000)	49,094	61,038	67,239	64,865	96,290
[a]	Based on average shares outstanding at each month end.
[b]	The portfolio turnover rates excluding mortgage dollar roll transactions for the years ended December 31, 2004 and
	December 31, 2003 were 266.40% and 305.71%, respectively.
See notes to financial statements.

18

		Year Ended December 31,

Service Shares	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	13.33	12.87	11.08	13.33	15.00
Investment Operations:
Investment income—net [a]	.17	.21	.14	.17	.22
Net realized and unrealized
gain (loss) on investments	(.34)	.50	1.84	(2.24)	(1.63)
Total from Investment Operations	(.17)	.71	1.98	(2.07)	(1.41)
Distributions:
Dividends from investment income—net	(.22)	(.25)	(.19)	(.18)	(.26)
Net asset value, end of period	12.94	13.33	12.87	11.08	13.33

Total Return (%)	(1.30)	5.57	18.02	(15.63)	(9.31)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.16	1.13	1.14	1.09	1.16
Ratio of net expenses
to average net assets	1.00	1.00	1.00	1.00	1.00
Ratio of net investment income
to average net assets	1.35	1.62	1.15	1.45	1.66
Portfolio Turnover Rate	41.89	281.51[b]	363.02[b]	388.26	128.44

Net Assets, end of period ($ x 1,000)	18,141	21,912	23,313	22,040	15,396
[a]	Based on average shares outstanding at each month end.
[b]	The portfolio turnover rates excluding mortgage dollar roll transactions for the years ended December 31, 2004 and
	December 31, 2003 were 266.40% and 305.71%, respectively.
See notes to financial statements.

The Portfolio 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering twelve series, including the Balanced Portfolio (the “portfolio”).The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series.The portfolio’s investment objective seeks high total return through a combination of capital appreciation and current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the portfolio’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).Wisconsin Capital Management, Inc. (“Wisconsin Capital”) serves as the portfolio’s sub-investment adviser.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge.The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

20

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Most debt securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Securities listed on the National Market System, for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other securities are valued at the last sales price on the securities exchange or on the national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered companies are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is

The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (continued)

principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

22

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The portfolio has an arrangement with the custodian bank whereby the portfolio receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the portfolio includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of Dreyfus, the portfolio may lend securities to qualified institutions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus. The portfolio will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the

The Portfolio 23

NOTES TO FINANCIAL STATEMENTS (continued)

“Code”). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $467,715, accumulated capital losses $14,909,425 and unrealized appreciation $343,494. In addition, the fund had $917,170 of capital losses realized after October 31, 2005, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2005. If not applied, $2,741,702 of the carryover expires in fiscal 2009, $8,289,370 expires in fiscal 2010 and $3,878,353 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2005 and December 31, 2004, were as follows: ordinary income $1,249,668 and $1,735,919.

During the period ended December 31, 2005, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums and treasury inflation protected securities, the portfolio increased accumulated undistributed investment income-net by $390,820 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

24

NOTE 2—Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowing. During the period ended December 31, 2005, the portfolio did not borrow under the Facility.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75% of the value of the portfolio’s average daily net assets and is payable monthly.

Dreyfus has agreed, from January 1, 2005 to December 31, 2006, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1% of the value of the average daily net assets of their class. During the period ended December 31, 2005, Dreyfus waived receipt of fees of $36,263 pursuant to the undertaking.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Wisconsin Capital, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio’s average daily net assets, computed at the following annual rates:

Average Net Assets
0 to $300 million	.25%
In excess of $300 million	.20%

The Portfolio 25

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2005, Service shares were charged $48,826 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2005, the portfolio was charged $53 pursuant to the transfer agency agreement.

The portfolio compensates Mellon Bank, N.A., an affiliate of Dreyfus, under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2005, the portfolio was charged $10,588 pursuant to the custody agreement.

During the period ended December 31, 2005, the portfolio was charged $3,762 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: investment advisory fees $43,426, Rule 12b-1 distribution plan fees $3,877, custodian fees $2,460, chief compliance officer fees $1,858 and transfer agency per account fees $10, which are offset against an expense reimbursement currently in effect in the amount of $1,395.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

26

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the portfolio may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by Dreyfus.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended December 31, 2005, amounted to $30,377,379 and $39,530,112, respectively.

At December 31, 2005, the cost of investments for federal income tax purposes was $69,267,262; accordingly, accumulated net unrealized appreciation on investments was $343,494, consisting of $4,485,810 gross unrealized appreciation and $4,142,316 gross unrealized depreciation.

The Portfolio 27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund, Balanced Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Balanced Portfolio (one of the funds comprising Dreyfus Variable Investment Fund) as of December 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights,assessing the accounting principles used and significant estimates made by management,and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of December 31, 2005 and confirmation of securities not held by the custodian by correspondence with oth-ers.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Balanced Portfolio at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York February 6, 2006
28

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby designates 61.83% of the ordinary dividends paid during the fiscal year ended December 31, 2005 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2006 of the percentage applicable to the preparation of their 2005 income tax returns.

The Portfolio 29

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-
related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 193
———————
David P. Feldman (66)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• BBH Mutual Funds Group (11 funds), Director
• The Jeffrey Company, a private investment company, Director
• QMED, a medical device company, Director
No. of Portfolios for which Board Member Serves: 58
———————
James F. Henry (75)
Board Member (1990)
Principal Occupation During Past 5 Years:
• President, CPR Institute for Dispute Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2003)
No. of Portfolios for which Board Member Serves: 22

30

Dr. Paul A. Marks (79)
Board Member (1990)
Principal Occupation During Past 5 Years:
• President, Emeritus (2000-present) and President and Chief Executive Officer of Memorial
Sloan-Kettering Cancer Center (Retired 1999)
Other Board Memberships and Affiliations:
• Pfizer, Inc., a pharmaceutical company, Director-Emeritus
• Lazard Freres & Company, LLC, Senior Adviser
• Carrot Capital Health Care Ventures, Advisor
• Armgo-Start-Up Biotech; Board of Directors
• Nanoviricide, Board Director
• PTC, Scientific Advisory Board
No. of Portfolios for which Board Member Serves: 22
———————
Dr. Martin Peretz (66)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Editor-in-Chief of The New Republic Magazine
• Lecturer in Social Studies at Harvard University (1965-2001)
• Co-Chairman of TheStreet.com, a financial daily on the web
Other Board Memberships and Affiliations:
• Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education, Director
• Harvard Center for Blood Research,Trustee
• Bard College,Trustee
• Board of Overseers of YIVO Institute for Jewish Research, Chairman
No. of Portfolios for which Board Member Serves: 22
———————
Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board
Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
John M. Fraser, Jr., Emeritus Board Member
Rosalind Gersten Jacobs, Emeritus Board Member

The Portfolio 31

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since
March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice
President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since
March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Assistant General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since February 1991.

32

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer
since August 2003.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 48 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 196 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

The Portfolio 33

For	More	Information

Dreyfus Variable
Investment Fund,
Balanced Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser
Wisconsin Capital Management, Inc.
1200 John Q. Hammons Drive
Madison,Wisconsin 53717

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-554-4611 or 516-338-3300

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Servicing

The portfolio files its complete schedule of portfolio holdings with the Securities and

Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies relating to portfolio securities, and information regarding how the portfolio voted these proxies for the 12-month period ended June 30, 2005, is available through the portfolio’s website at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation

Dreyfus Variable Investment Fund, Developing Leaders Portfolio

ANNUAL REPORT December 31, 2005

YOU, YOUR ADVISOR AND

Dreyfus

A MELLON FINANCIAL COMPANY℠

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E P O R T F O L I O

2	Letter from the Chairman
3	Discussion of Performance
6	Portfolio Performance
8	Understanding Your Portfolio’s Expenses
8	Comparing Your Portfolio’s Expenses
With Those of Other Funds
9	Statement of Investments
16	Statement of Assets and Liabilities
17	Statement of Operations
18	Statement of Changes in Net Assets
19	Financial Highlights
21	Notes to Financial Statements
28	Report of Independent Registered
Public Accounting Firm
29	Board Members Information
31	Officers of the Fund
F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Variable Investment Fund,
Developing Leaders Portfolio

The Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Developing Leaders Portfolio, covering the 12-month period from January 1, 2005, through December 31, 2005. Inside, you’ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio managers, John S. Cone, Oliver Buckley, Langton C. Garvin and Kristin Crawford, each of whom is a member of the Smallcap Team of Franklin Portfolio Associates, LLC.

Stocks generally absorbed both good and bad news in 2005 to post modestly positive total returns. On the plus side, an expanding U.S. economy and low inflation helped support corporate earnings in most industry groups. Negative influences included rising short-term interest rates and escalating energy prices, which many analysts feared might erode corporate profits. In addition, hurricanes Katrina, Rita and Wilma disrupted economic activity along the Gulf Coast.

We expect the U.S. economy to continue its moderate expansion in 2006, fueled in part by a rebound in corporate capital spending and exports. The labor market likely will remain relatively strong while inflation should stay low, supporting consumers’ real incomes. Risks in the new year include the possible end of the boom in the housing market, where we believe prices are more likely to stall than plunge.

As always, we encourage you to speak with your financial consultant about how these and other market forces may affect your investments. Thank you for your continued confidence and support.

The Dreyfus Corporation
January 17, 2006
2

DISCUSSION OF PERFORMANCE

Franklin Portfolio Associates Smallcap Team, Portfolio Managers

How did Dreyfus Variable Investment Fund, Developing Leaders Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2005, the portfolio produced total returns of 5.80% for its Initial shares and 5.56% for its Service shares.1 In comparison,the Russell 2000 Index (the “Index”),the portfolio’s benchmark, produced a total return of 4.55% for the same period.2

We attribute the small-cap market’s gains to stronger economic growth during the second half of the reporting period, which allayed earlier concerns regarding rising interest rates and energy prices. Energy stocks led the market’s rise due to higher oil and gas prices. In addition, the market tended to reward companies that raised and met earnings expectations, while punishing those reporting disappointing financial results.The portfolio outperformed the Index, primarily due to the strength of its energy sector position during the first half of the reporting period and good individual stock selections across a variety of sectors during the second half of the reporting period.

What is the portfolio’s investment approach?

With the appointment of the current management team on June 30, 2005, the portfolio employs an investment process based on a “bottom-up” approach that seeks to identify undervalued small-cap stocks using a quantitative screening process.This process is driven by a proprietary quantitative model which uses over 40 factors to identify and rank stocks based on:

•	fundamental momentum, meaning measures that reflect the changes in short-term earnings outlook through factors such as revised earn-
ings estimates and earnings surprises;
•	relative value, such as current and forecasted price-to-earnings ratios, price-to-book ratios, yields and other price-sensitive data for a stock compared to its past, its peers and the models’ overall stock universe;
•	future value, such as discounted present value measures;
•	long-term growth, based on measures that reflect the changes in estimated long-term earnings growth over multiple horizons; and

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

• additional factors, such as technical factors, trading by company insiders or share issuance/buy-back data.

Next, through a “bottom-up” approach, the portfolio managers focus on stock selection as opposed to making proactive decisions about industry or sector exposure. Over time, the portfolio managers attempt to construct a portfolio that has exposure to industries and market capitalizations that is generally similar to the portfolio’s benchmark. Finally, within each sector, the portfolio managers seek to overweight the most attractive stocks and underweight or not hold the stocks that have been ranked least attractive.

What other factors influenced the portfolio’s performance?

During the first half of the reporting period, the portfolio benefited from relatively heavy exposure to — and successful individual stock selections among — energy stocks, such as Denbury Resources, Cabot Oil & Gas and Arch Coal. Relative performance was further enhanced by favorable stock selections in the health care area, where investments focused on service providers with a history of consistent earnings, and in the transportation sector, which had little exposure to the hard-hit automotive industry. However, these gains were offset to a degree by relatively disappointing stock selections in the technology and materials and processing areas.

During the second half of the reporting period, the investment approach of the new portfolio managers caused the impact of sector and industry weightings to diminish. Instead, returns relative to the Index were driven primarily by the performance of individual stocks identified by our value and earnings/momentum metrics.These sets of metrics determined roughly 90% of the portfolio’s composition during the second half of the reporting period. While earnings/momentum-based metrics helped the portfolio target several strong performing stocks, value metrics proved less effective. As a result, the portfolio produced a mixed record in late 2005, with relatively robust gains in several holdings offset by disappointing results from others. Top performers from July through December 2005 included biotechnology developer Myogen, electronics distributor WESCO International and gold mining firm Agnico-Eagle Mines. Notably weak performers

4

included reinsurer Montpelier Re Holdings, Ltd.; pharmaceutical company Impax Laboratories; and home health care service provider Apria Healthcare Group.

What is the portfolio’s current strategy?

Recent changes have not altered the portfolio’s primary focus: it continues to provide investors with diversified exposure to the small-cap equities market. At the same time, the portfolio is now more evenly balanced, with exposures to various sectors and industries maintained within 2% of the Index’s weightings. Holdings within each sector are diversified across stocks that, in our judgment, exhibit attractive value characteristics and those that we believe display attractive earnings/momentum characteristics. As of the end of the reporting period, various value-based metrics accounted for roughly a 45% weighting in our process, earnings/momentum-based metrics accounted for approximately 45%, and additional factors accounted for about 10%. These proportions reflect our commitment to adding value through the portfolio’s disciplined, bottom-up investment approach.

January 17, 2006

The portfolio is only available as a funding vehicle under various life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.
The investment objective and policies of Dreyfus Variable Investment Fund, Developing Leaders
Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
Part of the portfolio’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on portfolio performance.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000
Index is composed of the 3,000 largest U.S. companies based on total market capitalization.
Franklin Portfolio Associates is an independently managed, wholly owned subsidiary of Mellon
Financial Corporation. Franklin Portfolio Associates has no affiliation to the Franklin Templeton
Group of Funds or Franklin Resources, Inc.The portfolio managers are dual employees of Franklin
Portfolio Associates and Dreyfus.

The Portfolio 5

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, Developing Leaders Portfolio Initial shares and Service shares and the Russell 2000 Index

Average Annual Total Returns as of	12/31/05

	1 Year	5 Years	10 Years

Initial shares	5.80%	3.33%	8.01%
Service shares	5.56%	3.05%	7.86%

The data for Service shares includes the results of Initial shares for the period prior to December 31, 2000
(inception date of Service shares). Actual Service shares’ average annual total return and hypothetical growth results would have been lower. See notes below.
† Source: Lipper Inc.
Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
Part of the portfolio’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.
There can be no guarantee that IPOs will have or continue to have a positive effect on the portfolio’s performance.
The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Variable Investment
Fund, Developing Leaders Portfolio on 12/31/95 to a $10,000 investment made in the Russell 2000 Index (the
“Index”) on that date.

6

The portfolio’s Initial shares are not subject to a Rule 12b-1 fee.The portfolio’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.The performance figures for Service shares reflect the performance of the portfolio’s Initial shares from their inception date through December 30, 2000, and the performance of the portfolio’s Service shares from December 31, 2000 (inception date of Service shares) to December 31, 2005 (blended performance figures).The blended performance figures have not been adjusted to reflect the higher operating expenses of the Service shares. If these expenses had been reflected, the blended performance figures would have been lower. All dividends and capital gain distributions are reinvested.

The portfolio’s performance shown in the line graph takes into account all applicable portfolio fees and expenses.The Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization.The Index does not take into account charges, fees and other expenses. Further information relating to portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Portfolio 7

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor,you pay ongoing expenses,such as management fees and other expenses.Using the information below,you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses,including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, Developing Leaders Portfolio from July 1, 2005 to December 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2005
	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 4.15	$ 5.44
Ending value (after expenses)	$1,057.80	$1,056.60

COMPARING YOUR PORTFOLIO’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended December 31, 2005

	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 4.08	$ 5.35
Ending value (after expenses)	$1,021.17	$1,019.91

† Expenses are equal to the portfolio’s annualized expense ratio of .80% for Initial shares and 1.05% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS December 31, 2005
Common Stocks—99.8%	Shares	Value ($)

Advertising—1.5%
Valassis Communications	147,700 [a]	4,293,639
Valueclick	418,300 [a]	7,575,413
		11,869,052
Aircraft & Aerospace—2.5%
Armor Holdings	250,000 [a]	10,662,500
Triumph Group	230,600 [a]	8,442,266
		19,104,766
Airlines—1.9%
Skywest	531,200	14,268,032
Apparel—5.2%
Finish Line, Cl. A	500,000	8,710,000
Pacific Sunwear of California	470,400 [a]	11,722,368
Talbots	300,000	8,346,000
Warnaco Group	402,100 [a]	10,744,112
		39,522,480
Biotechnology—2.6%
Alexion Pharmaceuticals	56,600 [a,b]	1,146,150
Geron	677,400 [a,b]	5,832,414
Medicines	100,000 [a]	1,745,000
Myogen	316,400 [a]	9,542,624
Neopharm	179,300 [a,b]	1,934,647
		20,200,835
Broadcasting—.6%
Sinclair Broadcast Group, Cl. A	511,400	4,704,880
Casinos & Gaming—.9%
Lakes Entertainment	136,000 [a,b]	904,400
Pinnacle Entertainment	239,700 [a]	5,922,987
		6,827,387
Chemicals—2.3%
Agrium	565,500	12,435,345
Pioneer Cos.	181,000 [a]	5,424,570
		17,859,915
Commercial & Professional Services—.8%
Ritchie Brothers Auctioneers	146,600	6,193,850

The Portfolio 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Computers—1.0%
Komag	230,900 [a,b]	8,002,994
Consumer Services—2.7%
Bankrate	95,500 [a,b]	2,819,160
Charles & Colvard	72,500 [b]	1,464,500
Olin	400,000	7,872,000
Portfolio Recovery Associates	180,800 [a,b]	8,396,352
		20,552,012
Containers—.7%
Chesapeake	311,200	5,284,176
Cosmetics/Toiletries—.3%
Parlux Fragrances	69,100 [a,b]	2,109,623
Drugs & Medical—.2%
Albany Molecular Research	124,200 [a]	1,509,030
Electric Utilities—.8%
UIL Holdings	138,400	6,365,016
Electronics—3.3%
ADE	340,200 [a]	8,185,212
Agilysys	198,300	3,613,026
Coherent	50,000 [a]	1,484,000
Conn’s	77,500 [a,b]	2,857,425
Hutchinson Technology	225,000 [a,b]	6,401,250
Intevac	194,800 [a]	2,571,360
		25,112,273
Financial Services—12.5%
Asset Acceptance Capital	63,200 [a]	1,419,472
BankAtlantic Bancorp, Cl. A	591,200	8,276,800
Boston Private Financial Holdings	289,800	8,815,716
CompuCredit	142,400 [a,b]	5,479,552
Corus Bankshares	33,800	1,901,926
First Bancorp/Puerto Rico	150,900	1,872,669
First Midwest Bancorp/IL	296,000	10,377,760
First Niagara Financial Group	302,900	4,382,963
First Republic Bank/San Francisco, CA	47,800	1,769,078
FirstFed Financial	146,100 [a]	7,965,372
Fremont General	362,300	8,416,229

10

Common Stocks (continued)	Shares	Value ($)

Financial Services (continued)
Investment Technology Group	212,000 [a]	7,513,280
MAF Bancorp	150,900	6,244,242
Texas Regional Bancshares, Cl. A	345,000	9,763,500
W Holding	83,300	685,559
Waddell & Reed Financial, Cl. A	66,700	1,398,699
Wintrust Financial	175,000 [b]	9,607,500
Zions Bancorporation	1,549	117,043
		96,007,360
Food Distributors—2.7%
Chiquita Brands International	73,800	1,476,738
Performance Food Group	285,500 [a,b]	8,099,635
Ralcorp Holdings	125,000 [a]	4,988,750
United Natural Foods	239,600 [a]	6,325,440
		20,890,563
Health Care—7.6%
Angiodynamics	277,500 [a]	7,084,575
Apria Healthcare Group	285,200 [a]	6,876,172
Aspect Medical Systems	113,400 [a]	3,895,290
CNS	90,000	1,971,900
Genesis HealthCare	227,500 [a,b]	8,308,300
IDX Systems	156,400 [a]	6,869,088
Magellan Health Services	275,000 [a]	8,648,750
NDCHealth	235,000 [a]	4,519,050
Palomar Medical Technologies	176,600 [a,b]	6,188,064
Per-Se Technologies	41,700 [a,b]	974,112
Thoratec	153,600 [a,b]	3,177,984
		58,513,285
Homebuilding—1.1%
Brookfield Homes	144,100 [b]	7,166,093
Technical Olympic USA	59,200 [b]	1,248,528
		8,414,621
Hotels, Resorts & Cruise Lines—1.4%
Intrawest	90,900	2,631,555
La Quinta	691,700 [a]	7,705,538
		10,337,093

The Portfolio 11

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Human Resources—.9%
Resources Connection	266,300 [a]	6,939,778
Industrial—2.9%
Actuant, Cl. A	173,700 [b]	9,692,460
GrafTech International	729,200 [a]	4,535,624
Headwaters	233,600 [a,b]	8,278,784
		22,506,868
Information Technology—2.0%
CACI International, Cl. A	115,000 [a]	6,598,700
Intergraph	179,200 [a]	8,925,952
		15,524,652
Insurance—2.3%
Arch Capital Group	240,000 [a]	13,140,000
Phoenix Cos.	253,300 [b]	3,455,012
UICI	33,300	1,182,483
		17,777,495
Internet—2.9%
Click Commerce	176,100 [a,b]	3,701,622
eCollege.com	312,400 [a]	5,632,572
InfoSpace	298,700 [a]	7,712,434
NetFlix	88,300 [a,b]	2,389,398
United Online	189,400	2,693,268
		22,129,294
Machinery/Agricultural/Trucks—3.9%
AGCO	500,000 [a,b]	8,285,000
Gardner Denver	205,400 [a]	10,126,220
Wabtec	435,400	11,712,260
		30,123,480
Metals—2.2%
Agnico-Eagle Mines	503,300	9,945,208
Dynamic Materials	163,000 [b]	4,893,260
Steel Technologies	67,100	1,878,129
		16,716,597
Oil & Gas—6.1%
Atwood Oceanics	113,600 [a]	8,864,208
Cabot Oil & Gas	263,950	11,904,145

12

Common Stocks (continued)	Shares	Value ($)

Oil & Gas (continued)
Cimarex Energy	152,200 [a]	6,546,122
Hanover Compressor	6,978 [a]	98,460
Vectren	330,600	8,979,096
W-H Energy Services	319,600 [a]	10,572,368
		46,964,399
Personnel Services—.5%
Hudson Highland Group	175,800 [a]	3,051,888
Kforce	68,200 [a]	761,112
		3,813,000
Pharmaceutical—2.2%
Impax Laboratories	525,600 [a]	5,623,920
PRA International	75,000 [a]	2,111,250
United Therapeutics	129,100 [a,b]	8,923,392
		16,658,562
Real Estate—5.3%
Affordable Residential Communities	178,600 [b]	1,702,058
Arbor Realty Trust	188,900	4,896,288
Bimini Mortgage Management, Cl. A	62,300 [b]	563,815
Boykin Lodging	197,400 [a]	2,412,228
Commercial Net Lease Realty	66,600	1,356,642
Equity Inns	248,300	3,364,465
FelCor Lodging Trust	130,600 [b]	2,247,626
Fieldstone Investment	230,600	2,734,916
Getty Realty	47,000	1,235,630
HomeBanc/Atlanta, GA	352,700	2,638,196
LTC Properties	50,300	1,057,809
Luminent Mortgage Capital	397,900	2,988,229
Omega Healthcare Investors	755,900	9,516,781
Sunterra	250,300 [a,b]	3,559,266
		40,273,949
Recreational Products/Toys—1.0%
WMS Industries	304,500 [a,b]	7,639,905
Restaurants—.5%
Jack in the Box	100,000 [a]	3,493,000

The Portfolio 13

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Retail—2.5%
Hibbett Sporting Goods	197,250 [a]	5,617,680
Petco Animal Supplies	250,000 [a]	5,487,500
Sonic Automotive	179,400	3,997,032
Tuesday Morning	203,400	4,255,128
		19,357,340
Semiconductors—3.5%
Exar	110,166 [a]	1,379,278
Integrated Device Technology	1,016,530 [a]	13,397,865
MIPS Technologies	288,300 [a]	1,637,544
PLX Technology	107,500 [a]	924,500
Power Integrations	385,000 [a]	9,166,850
		26,506,037
Software—1.3%
Quest Software	635,500 [a]	9,271,945
Transaction Systems Architects	33,300 [a]	958,707
		10,230,652
Steel—1.1%
NS Group	197,700 [a]	8,265,837
Wheeling-Pittsburgh	52,600 [a]	474,452
		8,740,289
Telecommunications—3.7%
Aeroflex	382,300 [a]	4,109,725
Commonwealth Telephone Enterprises	198,000	6,686,460
Comtech Telecommunications	166,700 [a]	5,091,018
RCN	66,700 [a]	1,564,115
SBA Communications, Cl. A	310,476 [a]	5,557,520
Spectralink	183,900	2,182,893
Symmetricom	100,000 [a]	847,000
Talk America Holdings	275,800 [a,b]	2,380,154
		28,418,885
Textiles—1.0%
Albany International, Cl. A	218,800	7,911,808
Wholesale—1.4%
Handleman	220,200	2,734,884
WESCO International	188,900 [a]	8,071,697
		10,806,581
Total Common Stocks
(cost $671,700,150)		766,181,814

14

Other Investment—.3%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $2,048,000)	2,048,000 [c]	2,048,000

Investment of Cash Collateral
for Securities Loaned—7.3%

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $56,181,024)	56,181,024 [c]	56,181,024

Total Investments (cost $729,929,174)	107.4%	824,410,838
Liabilities, Less Cash and Receivables	(7.4%)	(57,031,218)
Net Assets	100.0%	767,379,620

[a] Non-income producing.
[b] All or a portion of these securities are on loan. At December 31, 2005, the total market value of the portfolio’s securities on loan is $65,263,547 and the total market value of the collateral held by the portfolio is $67,958,336, consisting of cash collateral of $56,181,024 and U.S. Government and agency securities valued at $11,777,312.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary †

	Value (%)		Value (%)

Financial Services	12.5	Machinery/Agricultural/Trucks	3.9
Health Care	7.6	Telecommunications	3.7
Money Market Investments	7.6	Semiconductors	3.5
Oil & Gas	6.1	Other	52.0
Real Estate	5.3
Apparel	5.2		107.4

† Based on net assets.
See notes to financial statements.

The Portfolio 15

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan, valued at $65,263,547)—Note 1(c):
Unaffiliated issuers	671,700,150	766,181,814
Affiliated issuers	58,229,024	58,229,024
Cash		130,544
Dividends and interest receivable		864,122
Receivable for shares of Beneficial Interest subscribed		6,963
Prepaid expenses		12,977
		825,425,444

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		514,852
Liability for securities on loan—Note 1(c)		56,181,024
Payable for shares of Beneficial Interest redeemed		1,245,413
Accrued expenses		104,535
		58,045,824

Net Assets ($)		767,379,620

Composition of Net Assets ($):
Paid-in capital		608,383,942
Accumulated undistributed investment income—net		3,606,472
Accumulated net realized gain (loss) on investments		60,907,542
Accumulated net unrealized appreciation
(depreciation) on investments		94,481,664

Net Assets ($)		767,379,620

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	744,620,526	22,759,094
Shares Outstanding	16,940,049	523,123

Net Asset Value Per Share ($)	43.96	43.51

See notes to financial statements.
16

STATEMENT OF OPERATIONS Year Ended December 31, 2005
Investment Income ($):
Income:
Cash dividends (net of $59,215 foreign taxes withheld at source):
Unaffiliated issuers	8,389,742
Affiliated issuers	637,481
Income from securities lending	447,736
Interest	1,669
Total Income	9,476,628
Expenses:
Investment advisory fee—Note 3(a)	5,768,275
Prospectus and shareholders’ reports	205,369
Custodian fees—Note 3(b)	62,287
Professional fees	61,326
Trustees’ fees and expenses—Note 3(c)	60,526
Distribution fees—Note 3(b)	54,626
Shareholder servicing costs—Note 3(b)	16,856
Loan commitment fees—Note 2	3,417
Interest expense—Note 2	388
Miscellaneous	20,401
Total Expenses	6,253,471
Less—reduction in custody fees
due to earnings credits—Note 1(c)	(3,865)
Net Expenses	6,249,606
Investment Income—Net	3,227,022

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	118,134,175
Net unrealized appreciation (depreciation) on investments	(79,064,153)
Net Realized and Unrealized Gain (Loss) on Investments	39,070,022
Net Increase in Net Assets Resulting from Operations	42,297,044

See notes to financial statements.

The Portfolio 17

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2005	2004

Operations ($):
Investment income—net	3,227,022	1,529,543
Net realized gain (loss) on investments	118,134,175	48,901,062
Net unrealized appreciation
(depreciation) on investments	(79,064,153)	33,039,125
Net Increase (Decrease) in Net Assets
Resulting from Operations	42,297,044	83,469,730

Dividends to Shareholders from ($):
Investment income—net;
Initial shares	—	(1,506,023)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial shares	33,642,117	58,479,227
Service shares	2,846,538	7,722,696
Dividends reinvested:
Initial shares	—	1,506,023
Cost of shares redeemed:
Initial shares	(119,050,790)	(95,845,376)
Service shares	(3,359,312)	(5,211,288)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(85,921,447)	(33,348,718)
Total Increase (Decrease) in Net Assets	(43,624,403)	48,614,989

Net Assets ($):
Beginning of Period	811,004,023	762,389,034
End of Period	767,379,620	811,004,023
Undistributed investment income—net	3,606,472	508,750

Capital Share Transactions (Shares):
Initial Shares
Shares sold	820,825	1,499,986
Shares issued for dividends reinvested	—	36,750
Shares redeemed	(2,869,844)	(2,467,053)
Net Increase (Decrease) in Shares Outstanding	(2,049,019)	(930,317)

Service Shares
Shares sold	69,052	199,242
Shares redeemed	(81,086)	(136,149)
Net Increase (Decrease) in Shares Outstanding	(12,034)	63,093

See notes to financial statements.
18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

		Year Ended December 31,

Initial Shares	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	41.55	37.39	28.40	35.13	40.30
Investment Operations:
Investment income—net [a]	.18	.08	.01	.01	.11
Net realized and unrealized
gain (loss) on investments	2.23	4.16	8.99	(6.73)	(2.63)
Total from Investment Operations	2.41	4.24	9.00	(6.72)	(2.52)
Distributions:
Dividends from investment income—net	—	(.08)	(.01)	(.01)	(.17)
Dividends from net realized
gain on investments	—	—	—	—	(1.38)
Dividends in excess of net realized
gain on investments	—	—	—	—	(1.10)
Total Distributions	—	(.08)	(.01)	(.01)	(2.65)
Net asset value, end of period	43.96	41.55	37.39	28.40	35.13

Total Return (%)	5.80	11.34	31.69	(19.12)	(6.12)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.81	.79	.82	.81	.79
Ratio of net expenses
to average net assets	.81	.79	.82	.81	.79
Ratio of net investment income
to average net assets	.43	.20	.03	.02	.29
Portfolio Turnover Rate	67.11	56.06	69.34	52.41	84.45

Net Assets, end of period ($ x 1,000)	744,621	788,943	744,866	577,468	687,283

[a] Based on average shares outstanding at each month end. See notes to financial statements.

The Portfolio 19

FINANCIAL HIGHLIGHTS (continued)
		Year Ended December 31,

Service Shares	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	41.22	37.12	28.26	35.02	40.30
Investment Operations:
Investment income (loss)—net [a]	.07	(.02)	(.07)	(.03)	(.01)
Net realized and unrealized
gain (loss) on investments	2.22	4.12	8.93	(6.72)	(2.67)
Total from Investment Operations	2.29	4.10	8.86	(6.75)	(2.68)
Distributions:
Dividends from investment income—net	—	—	—	(.01)	(.12)
Dividends from net realized
gain on investments	—	—	—	—	(1.38)
Dividends in excess of net realized
gain on investments	—	—	—	—	(1.10)
Total Distributions	—	—	—	(.01)	(2.60)
Net asset value, end of period	43.51	41.22	37.12	28.26	35.02

Total Return (%)	5.56	11.05	31.35	(19.31)	(6.47)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.06	1.04	1.07	1.05	1.11
Ratio of net expenses
to average net assets	1.06	1.04	1.07	1.05	1.11
Ratio of net investment income
(loss) to average net assets	.18	(.04)	(.22)	(.11)	(.02)
Portfolio Turnover Rate	67.11	56.06	69.34	52.41	84.45

Net Assets, end of period ($ x 1,000)	22,759	22,061	17,523	10,896	5,796

[a] Based on average shares outstanding at each month end.
See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering twelve series, including the Developing Leaders Portfolio (the “portfolio”). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series. The portfolio’s investment objective is capital growth.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the portfolio’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge.The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (continued)

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at

22

the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The portfolio has an arrangement with the custodian bank whereby the portfolio receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the portfolio includes net earnings credits as an expense offset in the Statement of Operations.

The Portfolio 23

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the portfolio may lend securities to qualified institutions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The portfolio will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,919,023, undistributed capital gains $61,036,558 and unrealized appreciation $95,040,097.

24

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2005 and December 31, 2004, were as follows: ordinary income $0 and $1,506,023, respectively.

During the period ended December 31, 2005, as a result of permanent book to tax differences primarily due to the tax treatment for real estate investment trusts, the portfolio decreased accumulated undistributed investment income-net by $129,300 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended December 31, 2005, was $10,400 with a related weighted average annualized interest rate of 3.73% .

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .75% of the value of the portfolio’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and

The Portfolio 25

NOTES TO FINANCIAL STATEMENTS (continued)

dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2005, Service shares were charged $54,626 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2005, the portfolio was charged $904 pursuant to the transfer agency agreement.

The portfolio compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2005, the portfolio was charged $62,287 pursuant to the custody agreement.

During the period ended December 31, 2005, the portfolio was charged $3,762 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: investment advisory fees $492,740, Rule 12b-1 distribution plan fees $4,875, custodian fees $15,233, chief compliance officer fees $1,858 and transfer agency per account fees $146.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the portfolio invests its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

26

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2005, amounted to $501,357,164 and $548,672,971, respectively.

At December 31, 2005, the cost of investments for federal income tax purposes was $729,370,741; accordingly, accumulated net unrealized appreciation on investments was $95,040,097, consisting of $134,611,802 gross unrealized appreciation and $39,571,705 gross unrealized depreciation.

The Portfolio 27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund, Developing Leaders Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Developing Leaders Portfolio (one of the funds comprising Dreyfus Variable Investment Fund) as of December 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of December 31, 2005 and confirmation of securities not held by the custodian by correspondence with others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Developing Leaders Portfolio at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 6, 2006

28

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-
related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 193
———————
David P. Feldman (66)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• BBH Mutual Funds Group (11 funds), Director
• The Jeffrey Company, a private investment company, Director
• QMED, a medical device company, Director
No. of Portfolios for which Board Member Serves: 58
———————
James F. Henry (75)
Board Member (1990)
Principal Occupation During Past 5 Years:
• President, CPR Institute for Dispute Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2003)
No. of Portfolios for which Board Member Serves: 22

The Portfolio 29

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Dr. Paul A. Marks (79)
Board Member (1990)
Principal Occupation During Past 5 Years:
• President, Emeritus (2000-present) and President and Chief Executive Officer of Memorial
Sloan-Kettering Cancer Center (Retired 1999)
Other Board Memberships and Affiliations:
• Pfizer, Inc., a pharmaceutical company, Director-Emeritus
• Lazard Freres & Company, LLC, Senior Adviser
• Carrot Capital Health Care Ventures, Advisor
• Armgo-Start-Up Biotech; Board of Directors
• Nanoviricide, Board Director
• PTC, Scientific Advisory Board
No. of Portfolios for which Board Member Serves: 22
———————
Dr. Martin Peretz (66)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Editor-in-Chief of The New Republic Magazine
• Lecturer in Social Studies at Harvard University (1965-2001)
• Co-Chairman of TheStreet.com, a financial daily on the web
Other Board Memberships and Affiliations:
• Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education, Director
• Harvard Center for Blood Research,Trustee
• Bard College,Trustee
• Board of Overseers of YIVO Institute for Jewish Research, Chairman
No. of Portfolios for which Board Member Serves: 22
———————
Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board
Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
John M. Fraser, Jr., Emeritus Board Member
Rosalind Gersten Jacobs, Emeritus Board Member

30

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since February 1991.

The Portfolio 31

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 48 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 196 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

32

For More	Information

Dreyfus Variable	Transfer Agent &
Investment Fund,	Dividend Disbursing Agent
Developing Leaders Portfolio
Dreyfus Transfer, Inc.
200 Park Avenue
200 Park Avenue
New York, NY 10166
New York, NY 10166

Investment Adviser	Distributor
The Dreyfus Corporation
Dreyfus Service Corporation
200 Park Avenue
200 Park Avenue
New York, NY 10166
New York, NY 10166
Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-554-4611 or 516-338-3300

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Servicing

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies relating to portfolio securities, and information regarding how the portfolio voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E P O R T F O L I O

2	Letter from the Chairman
3	Discussion of Performance
6	Portfolio Performance
8	Understanding Your Portfolio’s Expenses
8	Comparing Your Portfolio’s Expenses
With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
19	Notes to Financial Statements
25	Report of Independent Registered
Public Accounting Firm
26	Board Members Information
28	Officers of the Fund
F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Variable Investment Fund,
Disciplined Stock Portfolio

The	Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Disciplined Stock Portfolio, covering the 12-month period from January 1, 2005, through December 31, 2005. Inside, you’ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Sean P. Fitzgibbon.

Stocks generally absorbed both good and bad news in 2005 to post modestly positive total returns. On the plus side, an expanding U.S. economy and low inflation helped support corporate earnings in most industry groups. Negative influences included rising short-term interest rates and escalating energy prices, which many analysts feared might erode corporate profits. In addition, hurricanes Katrina, Rita and Wilma disrupted economic activity along the Gulf Coast.

We expect the U.S. economy to continue its moderate expansion in 2006, fueled in part by a rebound in corporate capital spending and exports. The labor market likely will remain relatively strong while inflation should stay low, supporting consumers’ real incomes. Risks in the new year include the possible end of the boom in the housing market, where we believe prices are more likely to stall than plunge.

As always, we encourage you to speak with your financial consultant about how these and other market forces may affect your investments. Thank you for your continued confidence and support.

2

DISCUSSION OF PERFORMANCE

Sean P. Fitzgibbon, Portfolio Manager

How did Dreyfus Variable Investment Fund, Disciplined Stock Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2005, the portfolio achieved total returns of 6.26% for its Initial shares and 6.22% for its Service shares.1 For the same period, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the portfolio’s benchmark, was 4.91% .2

We attribute these results primarily to continued U.S. economic growth.Although rising interest rates and high energy prices inhibited market performance during much of 2005, positive corporate earnings reports set a better tone later in the reporting period. The portfolio participated in the market’s second-half gains, outperforming its benchmark on the strength of relatively good returns in the consumer discretionary and financial sectors.

What is the portfolio’s investment approach?

The portfolio seeks investment returns (consisting of capital appreciation and income) that are consistently superior to the S&P 500 Index. The portfolio normally invests at least 80% of its assets in stocks, and focuses on stocks of large-cap companies. The portfolio invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

When selecting securities, we use a computer model to identify and rank stocks within an industry or sector, based on several characteristics, including: value, or how a stock is priced relative to its perceived value; growth, in this case the sustainability or growth of earnings; financial profile, which measures the financial health of a company. Next, based on fundamental analysis, we generally select the most attractive of the higher ranked securities, drawing on a variety of sources, including internal as well as Wall Street research, and company management.

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

In addition to identifying what we believe are attractive investment opportunities, we also attempt to manage risks by diversifying across companies and industries.The portfolio is structured so that its sector weightings and risk characteristics are generally similar to those of the S&P 500 Index.

What other factors influenced the portfolio’s performance?

Oil and gas prices hit their 2005 highs during the summer, then moderated. Nevertheless, high energy costs continued to affect stock prices throughout the year. Energy stocks benefited most, with the benchmark’s energy component rising sharply.The portfolio’s energy holdings generally mirrored the market’s gains, with particularly strong performance from drilling service providers, such as Transocean, and oil and gas producers, such as Devon Energy. High industrial demand for tight power supplies also benefited the utilities group, where the portfolio focused on unregulated companies that could readily pass along higher commodity costs. The portfolio’s top utility performers included Constellation Energy Group, which benefited from a buy-out offer, and Exelon.

The portfolio achieved its best relative performance in the consumer discretionary sector, thanks largely to its lack of exposure to the hard-hit automobile manufacturing industry and strong stock selections among retailers. Because high energy costs tend to undermine lower-income consumer spending, the portfolio emphasized higher-end retailers, such as Nordstrom and Coach, which enjoyed relatively strong sales and revenues in 2005. Other consumer discretionary investments delivered mixed results, with gains in holdings such as Advance Auto Parts balanced by declines in others, such as PETCO Animal Supplies and Estee Lauder Cos.The portfolio also fared well in the financials area by reducing its exposure to interest-rate-sensitive banks and focusing instead on brokerage firms, such as Lehman Brothers Holdings, and asset management firms, such as Franklin Resources. Certain technology holdings, most notably Apple Computer and Google, further contributed to the portfolio’s relatively strong returns.

On the other hand, the portfolio lost ground against the benchmark in the materials and processing sector, mainly due to its relatively light exposure to steel and metals producers that benefited from robust

4

industrial demand. In the industrials area, the portfolio’s emphasis early in the reporting period on machinery companies, such as Deere & Company and PACCAR, also undermined its relative performance. During the second half of 2005, the portfolio emphasized companies, such as General Electric and Burlington Northern Santa Fe, that historically have performed well later in the economic growth cycle, and the portfolio’s performance in the industrials sector improved.

What is the portfolio’s current strategy?

We believe that large-cap valuations currently are compellingly attractive compared to valuations of smaller-cap stocks.Within the large-cap range, we remain committed to the portfolio’s generally sector-neutral strategy. However, in light of high fuel prices and rising interest rates, we have trimmed the portfolio’s retail holdings, shifting some assets to consumer-oriented areas traditionally known for stable earnings and revenues, such as the food and tobacco industries.We have also reduced the portfolio’s exposure to interest-rate-sensitive banks and the highly competitive telecommunications sector. By contrast, we have mildly increased the portfolio’s weighting in the health care sector, reflecting trends toward greater utilization of medical services.

January 17, 2006

The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term
goals.The investment objective and policies of Dreyfus Variable Investment Fund, Disciplined
Stock Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of certain portfolio expenses by The Dreyfus Corporation pursuant to an agreement in effect through December 31, 2006, at which time it may be extended, terminated or modified.
Had these expenses not been absorbed, the portfolio’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Portfolio 5

PORTFOLIO PERFORMANCE

Average Annual Total Returns as of 12/31/05
	Inception			From
	Date	1 Year	5 Years	Inception

Initial shares	5/1/96	6.26%	(1.01)%	7.57%
Service shares	5/1/96	6.22%	(1.17)%	7.49%

The data for Service shares includes the results of Initial shares for the period prior to December 31, 2000
(inception date of Service shares). Actual Service shares’ average annual total return and hypothetical growth results would have been lower. See notes below.
† Source: Lipper Inc.
Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

6

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Variable Investment Fund, Disciplined Stock Portfolio on 5/1/96 (inception date of Initial shares) to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date.

The portfolio’s Initial shares are not subject to a Rule 12b-1 fee.The portfolio’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.The performance figures for Service shares reflect the performance of the portfolio’s Initial shares from their inception date through December 30, 2000, and the performance of the portfolio’s Service shares from December 31, 2000 (inception date of Service shares) to December 31, 2005 (blended performance figures).The performance figures for each share class reflect certain expense reimbursements, without which the performance of each share class would have been lower. In addition, the blended performance figures have not been adjusted to reflect the higher operating expenses of the Service shares. If these expenses had been reflected, the blended performance figures would have been lower. All dividends and capital gain distributions are reinvested.

The portfolio’s performance shown in the line graph takes into account all applicable portfolio fees and expenses (after any expense reimbursements).The Index is a widely accepted, unmanaged index of U.S. stock market performance, which does not take into account charges, fees and other expenses. Further information relating to portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Portfolio 7

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor,you pay ongoing expenses,such as management fees and other expenses.Using the information below,you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses,including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, Disciplined Stock Portfolio from July 1, 2005 to December 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2005
	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 4.57	$ 5.20
Ending value (after expenses)	$1,061.60	$1,061.20

COMPARING YOUR PORTFOLIO’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended December 31, 2005

	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 4.48	$ 5.09
Ending value (after expenses)	$1,020.77	$1,020.16

† Expenses are equal to the portfolio’s annualized expense ratio of .88% for Initial shares and 1.00% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS December 31, 2005
Common Stocks—98.8%	Shares	Value ($)

Consumer Discretionary—10.3%
Advance Auto Parts	16,410 [a]	713,179
Coach	14,250 [a]	475,095
Hilton Hotels	66,760	1,609,584
Home Depot	22,600	914,848
JC Penney	14,670	815,652
McDonald’s	33,930	1,144,119
Omnicom Group	6,140	522,698
Target	15,780	867,427
Time Warner	66,630	1,162,027
Viacom, Cl. B	22,130 [a]	721,438
Walt Disney	46,040	1,103,579
		10,049,646
Consumer Staples—12.2%
Altria Group	44,650	3,336,248
Cadbury Schweppes, ADR	32,670	1,250,934
CVS	36,200	956,404
General Mills	10,110	498,625
Kellogg	11,810	510,428
Kroger	24,660 [a]	465,581
PepsiCo	21,820	1,289,125
Procter & Gamble	52,734	3,052,244
Wal-Mart Stores	12,220	571,896
		11,931,485
Energy—8.9%
Anadarko Petroleum	4,730	448,168
Chevron	13,300	755,041
ConocoPhillips	23,810	1,385,266
Devon Energy	20,800	1,300,832
Exxon Mobil	52,220	2,933,197
GlobalSantaFe	17,000	818,550
Weatherford International	29,700 [a]	1,075,140
		8,716,194
Financial Services—19.1%
ACE	10,970	586,237
American International Group	14,391	981,898
Bank of America	61,850	2,854,378

The Portfolio 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Financial Services (continued)
Chubb	6,050	590,783
CIT Group	21,620	1,119,484
Citigroup	48,630	2,360,014
E*Trade Financial	35,510 [a]	740,739
Hartford Financial Services Group	11,460	984,299
JPMorgan Chase & Co.	60,960	2,419,502
Lehman Brothers Holdings	4,570	585,737
Merrill Lynch & Co.	21,560	1,460,259
Prudential Financial	16,880	1,235,447
Wachovia	39,640	2,095,370
WR Berkley	12,330	587,155
		18,601,302
Health Care—14.0%
Amgen	13,060 [a]	1,029,912
Barr Pharmaceuticals	11,630 [a]	724,433
Fisher Scientific International	12,760 [a]	789,334
Genzyme	6,700 [a]	474,226
IMS Health	28,930	720,936
Invitrogen	7,310 [a]	487,138
Johnson & Johnson	32,350	1,944,235
Medtronic	16,730	963,146
Novartis, ADR	18,690	980,851
Omnicare	10,140	580,211
Pfizer	41,274	962,510
St. Jude Medical	11,910 [a]	597,882
Thermo Electron	16,000 [a]	482,080
WellPoint	17,540 [a]	1,399,517
Wyeth	32,730	1,507,871
		13,644,282
Industrial—12.0%
Burlington Northern Santa Fe	6,800	481,576
Caterpillar	8,830	510,109
Danaher	17,280	963,878
Eaton	7,600	509,884
Emerson Electric	11,630	868,761

10

Common Stocks (continued)	Shares	Value ($)

Industrial (continued)
General Electric	90,990	3,189,199
Lockheed Martin	15,670	997,082
Norfolk Southern	16,440	737,005
Rockwell Automation	12,530	741,275
Textron	11,570	890,659
Tyco International	33,570	968,830
United Technologies	15,990	894,001
		11,752,259
Information Technology—13.8%
Apple Computer	13,240 [a]	951,824
Checkfree	10,190 [a]	467,721
Cisco Systems	22,110 [a]	378,523
EMC/Massachusetts	57,920 [a]	788,870
Google, Cl. A	1,161 [a]	481,652
Hewlett-Packard	51,120	1,463,566
Ingram Micro, Cl. A	27,780 [a]	553,655
Intel	37,530	936,749
International Business Machines	23,250	1,911,150
Microsoft	102,160	2,671,484
Motorola	22,880	516,859
Oracle	58,630 [a]	715,872
Qualcomm	27,190	1,171,345
Texas Instruments	13,880	445,132
		13,454,402
Materials—3.0%
Air Products & Chemicals	12,150	719,159
Alcoa	34,920	1,032,584
Dow Chemical	11,880	520,581
E I Du Pont de Nemours & Co.	9,240	392,700
PPG Industries	4,720	273,288
		2,938,312
Telecommunication Services—2.1%
AT & T	31,200	764,088
Verizon Communications	41,600	1,252,992
		2,017,080

The Portfolio 11

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Utilities—3.4%
Constellation Energy Group	13,490	777,024
PG & E	36,360	1,349,683
Sempra Energy	26,710	1,197,676
		3,324,383
Total Common Stocks
(cost $81,176,285)		96,429,345

	Principal
Short-Term Investments—.7%	Amount ($)	Value ($)

U.S. Treasury Bills:
3.72%, 3/2/2006	509,000	505,834
3.87%, 3/23/2006	135,000	133,834
Total Short-Term Investments
(cost $639,665)		639,668

Total Investments (cost $81,815,950)	99.5%	97,069,013
Cash and Receivables (Net)	.5%	484,472
Net Assets	100.0%	97,553,485

ADR—American Depository Receipts. [a] Non-income producing.
Portfolio Summary†

	Value (%)		Value (%)

Financial Services	19.1	Energy	8.9
Health Care	14.0	Utilities	3.4
Information Technology	13.8	Materials	3.0
Consumer Staples	12.2	Telecommunication Services	2.1
Industrial	12.0	Short-Term Investments	.7
Consumer Discretionary	10.3		99.5

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	81,815,950	97,069,013
Receivable for investment securities sold		6,634,782
Dividends and interest receivable		144,060
		103,847,855

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		72,238
Cash overdraft due to custodian		158
Payable for investment securities purchased		5,661,478
Payable for shares of Beneficial Interest redeemed		496,803
Interest payable—Note 2		26
Accrued expenses		63,667
		6,294,370

Net Assets ($)		97,553,485

Composition of Net Assets ($):
Paid-in capital		99,610,910
Accumulated undistributed investment income—net		812,180
Accumulated net realized gain (loss) on investments		(18,122,668)
Accumulated net unrealized appreciation
(depreciation) on investments		15,253,063

Net Assets ($)		97,553,485

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	88,608,295	8,945,190
Shares Outstanding	3,984,428	403,220

Net Asset Value Per Share ($)	22.24	22.18

See notes to financial statements.

The Portfolio 13

STATEMENT OF OPERATIONS Year ended December 31, 2005
Investment Income ($):
Income:
Cash dividends (net of $2,969 foreign taxes withheld at source)	1,750,771
Interest	10,103
Income from securities lending	1,577
Total Income	1,762,451
Expenses:
Investment advisory fee—Note 3(a)	781,667
Prospectus and shareholders’ reports	83,109
Professional fees	36,758
Distribution fees—Note 3(b)	22,958
Custodian fees—Note 3(b)	16,557
Trustees’ fees and expenses—Note 3(c)	11,412
Shareholder servicing costs—Note 3(b)	4,642
Interest expense—Note 2	449
Loan commitment fees—Note 2	371
Miscellaneous	6,328
Total Expenses	964,251
Less-waiver of fees due to undertaking—Note 3(a)	(13,980)
Net Expenses	950,271
Investment Income—Net	812,180

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	10,150,869
Net unrealized appreciation (depreciation) on investments	(4,868,955)
Net Realized and Unrealized Gain (Loss) on Investments	5,281,914
Net Increase in Net Assets Resulting from Operations	6,094,094

See notes to financial statements.
14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2005	2004

Operations ($):
Investment income—net	812,180	1,188,966
Net realized gain (loss) on investments	10,150,869	15,349,371
Net unrealized appreciation
(depreciation) on investments	(4,868,955)	(8,166,167)
Net Increase (Decrease) in Net Assets
Resulting from Operations	6,094,094	8,372,170

Dividends to Shareholders from ($):
Investment income—net:
Initial shares	—	(1,359,657)
Service shares	—	(110,438)
Total Dividends	—	(1,470,095)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial shares	3,453,325	2,270,271
Service shares	300,528	433,322
Dividends reinvested:
Initial shares	—	1,359,657
Service shares	—	110,438
Cost of shares redeemed:
Initial shares	(23,812,339)	(17,871,990)
Service shares	(1,646,452)	(1,690,439)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(21,704,938)	(15,388,741)
Total Increase (Decrease) in Net Assets	(15,610,844)	(8,486,666)

Net Assets ($):
Beginning of Period	113,164,329	121,650,995
End of Period	97,553,485	113,164,329
Undistributed investment income—net	812,180	1,955

The Portfolio 15

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Year Ended December 31,

	2005	2004

Capital Share Transactions:
Initial Shares
Shares sold	164,137	114,692
Shares issued for dividends reinvested	—	65,032
Shares redeemed	(1,121,420)	(900,487)
Net Increase (Decrease) in Shares Outstanding	(957,283)	(720,763)

Service Shares
Shares sold	14,394	21,907
Shares issued for dividends reinvested	—	5,286
Shares redeemed	(77,648)	(85,389)
Net Increase (Decrease) in Shares Outstanding	(63,254)	(58,196)

See notes to financial statements.
16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

		Year Ended December 31,

Initial Shares	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	20.93	19.66	16.04	20.89	24.19
Investment Operations:
Investment income—net [a]	.17	.21	.14	.12	.09
Net realized and unrealized gain
(loss) on investments	1.14	1.34	3.63	(4.84)	(3.30)
Total from Investment Operations	1.31	1.55	3.77	(4.72)	(3.21)
Distributions:
Dividends from investment income—net	—	(.28)	(.15)	(.13)	(.09)
Net asset value, end of period	22.24	20.93	19.66	16.04	20.89

Total Return (%)	6.26	7.87	23.53	(22.61)	(13.27)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.90	.85	.85	.83	.81
Ratio of net expenses
to average net assets	.90	.85	.85	.83	.81
Ratio of net investment income
to average net assets	.79	1.04	.81	.64	.40
Portfolio Turnover Rate	74.33	83.64	52.74	47.47	48.22

Net Assets, end of period ($ x 1,000)	88,608	103,417	111,352	106,404	172,360

[a] Based on average shares outstanding at each month end. See notes to financial statements.

The Portfolio 17

FINANCIAL HIGHLIGHTS (continued)
		Year Ended December 31,

Service Shares	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	20.90	19.63	16.02	20.86	24.19
Investment Operations:
Investment income—net [a]	.15	.18	.11	.09	.05
Net realized and unrealized gain
(loss) on investments	1.13	1.33	3.62	(4.83)	(3.30)
Total from Investment Operations	1.28	1.51	3.73	(4.74)	(3.25)
Distributions:
Dividends from investment income—net	—	(.24)	(.12)	(.10)	(.08)
Net asset value, end of period	22.18	20.90	19.63	16.02	20.86

Total Return (%)	6.22	7.64	23.31	(22.72)	(13.46)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.15	1.10	1.09	1.06	1.13
Ratio of net expenses
to average net assets	1.00	1.00	1.00	1.00	1.00
Ratio of net investment income
to average net assets	.69	.90	.65	.49	.26
Portfolio Turnover Rate	74.33	83.64	52.74	47.47	48.22

Net Assets, end of period ($ x 1,000)	8,945	9,748	10,299	9,150	7,929
[a] Based on average shares outstanding at each month end.
See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering twelve series, including the Disciplined Stock Portfolio (the “portfolio”).The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series. The portfolio’s investment objective is to provide investment returns (consisting of capital appreciation and income) that are greater than the total return performance of stocks represented by the Standard & Poor’s 500 Composite Stock Price Index.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the portfolio’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge.The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Portfolio 19

NOTES TO FINANCIAL STATEMENTS (continued)

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

20

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The portfolio has an arrangement with the custodian bank whereby the portfolio receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the portfolio includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the portfolio may lend securities to qualified institutions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The portfolio will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized

The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (continued)

capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $812,180, accumulated capital losses $17,278,113 and unrealized appreciation $14,408,508.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2005. If not applied, $13,192,745 of the carryover expires in fiscal 2010 and $4,085,368 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2005 and December 31, 2004 were as follows: ordinary income $0 and $1,470,095, respectively.

During the period ended December 31, 2005, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, the portfolio decreased accumulated undistributed investment income-net by $1,955 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowing.

22

The average daily amount of borrowings outstanding under the Facility during the period ended December 31, 2005 was approximately $11,200, with a related weighted average annualized interest rate of 4.03% .

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .75% of the value of the portfolio’s average daily net assets and is payable monthly.

The Manager has undertaken, from January 1, 2005 to December 31, 2006, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of 1% of the value of the average daily net assets of their class. During the period ended December 31, 2005, the Manager waived receipt of fees of $13,980, pursuant to the undertaking.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2005, Service shares were charged $22,958 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2005, the portfolio was charged $183 pursuant to the transfer agency agreement.

The Portfolio 23

NOTES TO FINANCIAL STATEMENTS (continued)

The portfolio compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement to provide custodial services for the portfolio. During the period ended December 31, 2005, the portfolio was charged $16,557 pursuant to the custody agreement.

During the period ended December 31, 2005, the portfolio was charged $3,762 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: investment advisory fees $63,464, chief compliance officer fees $1,858, Rule 12b-1 distribution plan fees $1,934, custodian fees $6,419 and transfer agency per account fees $36, which are offset against an expense reimbursement currently in effect in the amount of $1,473.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2005, amounted to $76,989,129 and $98,127,682, respectively.

At December 31, 2005, the cost of investments for federal income tax purposes was $82,660,505; accordingly, accumulated net unrealized appreciation on investments was $14,408,508, consisting of $16,048,672 gross unrealized appreciation and $1,640,164 gross unrealized depreciation.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund, Disciplined Stock Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Disciplined Stock Portfolio (one of the funds comprising Dreyfus Variable Investment Fund) as of December 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of December 31, 2005 and confirmation of securities not held by the custodian by correspondence with others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Disciplined Stock Portfolio at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York February 6, 2006

B O A R D M E M B E R S I N F O R M AT I O N ( U n a u d i t e d )

Joseph S. DiMartino (62)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-
related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 193
———————
David P. Feldman (66)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• BBH Mutual Funds Group (11 funds), Director
• The Jeffrey Company, a private investment company, Director
• QMED, a medical device company, Director
No. of Portfolios for which Board Member Serves: 58
———————
James F. Henry (75)
Board Member (1990)
Principal Occupation During Past 5 Years:
• President, CPR Institute for Dispute Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2003)
No. of Portfolios for which Board Member Serves: 22

26

Dr. Paul A. Marks (79)
Board Member (1990)
Principal Occupation During Past 5 Years:
• President, Emeritus (2000-present) and President and Chief Executive Officer of Memorial
Sloan-Kettering Cancer Center (Retired 1999)
Other Board Memberships and Affiliations:
• Pfizer, Inc., a pharmaceutical company, Director-Emeritus
• Lazard Freres & Company, LLC, Senior Adviser
• Carrot Capital Health Care Ventures, Advisor
• Armgo-Start-Up Biotech; Board of Directors
• Nanoviricide, Board Director
• PTC, Scientific Advisory Board
No. of Portfolios for which Board Member Serves: 22
———————
Dr. Martin Peretz (66)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Editor-in-Chief of The New Republic Magazine
• Lecturer in Social Studies at Harvard University (1965-2001)
• Co-Chairman of TheStreet.com, a financial daily on the web
Other Board Memberships and Affiliations:
• Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education, Director
• Harvard Center for Blood Research,Trustee
• Bard College,Trustee
• Board of Overseers of YIVO Institute for Jewish Research, Chairman
No. of Portfolios for which Board Member Serves: 22
———————
Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board
Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
John M. Fraser, Jr., Emeritus Board Member
Rosalind Gersten Jacobs, Emeritus Board Member

The Portfolio 27

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since
March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice
President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since
March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Assistant General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since February 1991.

28

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer
since August 2003.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 48 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 196 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

The Portfolio 29

For	More	Information

Dreyfus Variable
Investment Fund,
Disciplined Stock Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-554-4611 or 516-338-3300

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Servicing

The portfolio files its complete schedule of portfolio holdings with the Securities and

Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies relating to portfolio securities, and information regarding how the portfolio voted these proxies for the 12-month period ended June 30, 2005, is available through the portfolio’s website at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E P O R T F O L I O

2	Letter from the Chairman
3	Discussion of Performance
6	Portfolio Performance
8	Understanding Your Portfolio’s Expenses
8	Comparing Your Portfolio’s Expenses
With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
19	Notes to Financial Statements
26	Report of Independent Registered
Public Accounting Firm
27	Important Tax Information
28	Board Members Information
30	Officers of the Fund
F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Variable Investment Fund,
Growth and Income Portfolio

The Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Growth and Income Portfolio, covering the 12-month period from January 1, 2005, through December 31, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, L. Emerson Tuttle.

Stocks generally absorbed both good and bad news in 2005 to post modestly positive total returns. On the plus side, an expanding U.S. economy and low inflation helped support corporate earnings in most industry groups. Negative influences included rising short-term interest rates and escalating energy prices, which many analysts feared might erode corporate profits. In addition, hurricanes Katrina, Rita and Wilma disrupted economic activity along the Gulf Coast.

We expect the U.S. economy to continue its moderate expansion in 2006, fueled in part by a rebound in corporate capital spending and exports. The labor market likely will remain relatively strong while inflation should stay low, supporting consumers’ real incomes. Risks in the new year include the possible end of the boom in the housing market, where we believe prices are more likely to stall than plunge.

As always, we encourage you to speak with your financial consultant about how these and other market forces may affect your investments. Thank you for your continued confidence and support.

The Dreyfus Corporation January 17, 2006
2

DISCUSSION OF PERFORMANCE

L. Emerson Tuttle, Portfolio Manager

How did Dreyfus Variable Investment Fund, Growth and Income Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2005, the portfolio achieved total returns of 3.35% for its Initial shares and 3.21% for its Service shares.1 For the same period, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the portfolio’s benchmark, was 4.91% .2

Despite a growing U.S. economy and strong corporate earnings, stocks generally failed to advance for much of 2005 due to lingering concerns regarding rising interest rates and soaring energy prices.While the portfolio benefited from its overweighted exposure to better-performing energy companies and strong stock selections in the health care and consumer-related sectors, disappointing performance in the technology sector caused the portfolio’s returns to lag the benchmark.

What is the portfolio’s investment approach?

The portfolio seeks long-term capital growth, current income and growth of income consistent with reasonable investment risk. To pursue these goals, the portfolio invests primarily in stocks, bonds and money market instruments of domestic and foreign issuers. The portfolio’s stock investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings or shortly thereafter.

The portfolio’s investment strategy combines market economics with fundamental research. The portfolio manager begins by assessing current economic conditions and forecasting economic expectations. Each economic sector of the S&P 500 Index is examined to determine the sector’s market-capitalized weighting and to estimate the performance of the sector relative to the S&P 500 Index as a whole.A balance is determined for the portfolio, giving greater weight to sectors that are expected to outperform the overall market and less weight to sectors that are expected to underperform the overall market.

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

In choosing stocks, the portfolio employs fundamental analysis, generally seeking companies with strong positions in their industries, and companies with a catalyst that can trigger a price increase (such as accelerating earnings growth, a corporate restructuring or change in management).The portfolio manager seeks to create a broadly diversified core portfolio comprised of growth stocks, value stocks and stocks that exhibit characteristics of both investment styles. Income is generated primarily from dividend-paying stocks in which the portfolio may invest.The manager selects stocks based on:

•	value, or how a stock is priced relative to its perceived intrinsic worth
•	growth, in this case the sustainability or growth of earnings or cash flow
• financial profile, which measures the financial health of the company

What other factors influenced the portfolio’s performance?

Sharply higher oil and gas prices fueled record profits for many energy-related companies in 2005, boosting energy stocks significantly. The portfolio added to its energy exposure during the reporting period, which enhanced its relative performance despite weaker-than-average performance from holdings such as Exxon Mobil and Chevron. Top energy performers included independent exploration and production company Anadarko Petroleum and integrated oil and gas company ConocoPhillips.

Relatively heavy exposure to the health care area and strong individual stock selections also helped boost returns. We focused on service providers, such as WellPoint and Caremark Rx; equipment companies, such as Alcon; and biotechnology firms, such as Genzyme. Performance also benefited from the portfolio’s limited exposure to troubled large-cap pharmaceutical companies.Among consumer staples holdings, food and tobacco leader Altria Group and beverage and food company Pepsico contributed to comparatively strong returns, while the portfolio outperformed the benchmark’s consumer cyclicals component due to a slightly underweighted position and strong stock selections in the sector. Finally, transportation company Burlington Northern Santa Fe, a member of the industrials sector, provided the single greatest contribution to the portfolio’s performance during 2005.

On the other hand, investments in the technology sector accounted for most of the portfolio’s relative underperformance. Gains in

4

communications equipment producer Motorola and semiconductor maker Texas Instruments were undermined by company-specific issues affecting other technology holdings, most notably personal computer and electronics seller Dell, computing giant International Business Machines, online security provider Verisign and programmable chip supplier Altera. Relative performance in the technology area also suffered from an underweighted position in high-flying Internet stocks, many of which failed to meet our investment criteria.

What is the portfolio’s current strategy?

As of the end of the reporting period, the total number of holdings in the portfolio stood at 56, down from more than 120 a little more than one year earlier. By concentrating on fewer holdings, we expect to increase the performance impact of the stocks we view most favorably. The fund currently holds its most overweighted position in the energy sector and slightly underweighted positions in the consumer discretionary, utilities and basic materials areas. In addition, the portfolio’s average market capitalization ended the year higher than the benchmark’s, reflecting what we believe to be attractive valuations for larger companies and concerns regarding the possible effects of slowing economic growth on smaller companies.

January 17, 2006
The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.
The investment objective and policies of Dreyfus Variable Investment Fund, Growth and Income
Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of certain portfolio expenses by The Dreyfus Corporation pursuant to an agreement in effect through January 31, 2006, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the portfolio’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Portfolio 5

PORTFOLIO PERFORMANCE
Average Annual Total Returns as of	12/31/05

	1 Year	5 Years	10 Years

Initial shares	3.35%	(0.24)%	5.72%
Service shares	3.21%	(0.44)%	5.61%

The data for Service shares includes the results of Initial shares for the period prior to December 31, 2000
(inception date of Service shares). Actual Service shares’ average annual total return and hypothetical growth results would have been lower. See notes below.
† Source: Lipper Inc.
Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Variable Investment
Fund, Growth and Income Portfolio on 12/31/95 to a $10,000 investment made in the Standard & Poor’s 500
Composite Stock Price Index (the “Index”) on that date.

6

The portfolio’s Initial shares are not subject to a Rule 12b-1 fee.The portfolio’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.The performance figures for Service shares reflect the performance of the portfolio’s Initial shares from their inception date through December 30, 2000, and the performance of the portfolio’s Service shares from December 31, 2000 (inception date of Service shares) to December 31, 2005 (blended performance figures).The performance figures for each share class reflect certain expense reimbursements, without which the performance of each share class would have been lower. In addition, the blended performance figures have not been adjusted to reflect the higher operating expenses of the Service shares. If these expenses had been reflected, the blended performance figures would have been lower. All dividends and capital gain distributions are reinvested.

The portfolio’s performance shown in the line graph takes into account all applicable portfolio fees and expenses (after any expense reimbursements).The Index is a widely accepted, unmanaged index of U.S. stock market performance.The Index does not take into account charges, fees and other expenses. Further information relating to portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Portfolio 7

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor,you pay ongoing expenses,such as management fees and other expenses.Using the information below,you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses,including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, Growth and Income Portfolio from July 1, 2005 to December 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2005
	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 4.19	$ 5.18
Ending value (after expenses)	$1,054.60	$1,054.10

COMPARING YOUR PORTFOLIO’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended December 31, 2005

	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 4.13	$ 5.09
Ending value (after expenses)	$1,021.12	$1,020.16

† Expenses are equal to the portfolio’s annualized expense ratio of .81% for Initial shares and 1.00% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
December 31, 2005

Common Stocks—98.7%	Shares	Value ($)

Banking—3.5%
Bank of America	155,600	7,180,940
Basic Industries—3.1%
Air Products & Chemicals	56,400	3,338,316
E I Du Pont de Nemours & Co.	71,800	3,051,500
		6,389,816
Beverages & Tobacco—2.7%
Altria Group	74,300	5,551,696
Capital Goods—8.4%
Danaher	66,200	3,692,636
Emerson Electric	42,100	3,144,870
General Electric	291,000	10,199,550
		17,037,056
Consumer Non-Durables—3.7%
PepsiCo	57,000	3,367,560
Procter & Gamble	72,500	4,196,300
		7,563,860
Consumer Services—10.5%
Advance Auto Parts	78,850 [a]	3,426,821
CVS	127,800	3,376,476
Hilton Hotels	132,400	3,192,164
Home Depot	73,200	2,963,136
News, Cl. A	134,100	2,085,255
Target	73,400	4,034,798
Walt Disney	95,300	2,284,341
		21,362,991
Electrical Components—1.8%
EMC/Massachusetts	267,000 [a]	3,636,540
Energy—12.0%
Anadarko Petroleum	24,600	2,330,850
Chesapeake Energy	54,900 [b]	1,741,977
Chevron	93,300	5,296,641
ConocoPhillips	39,500	2,298,110
Exxon Mobil	163,800	9,200,646

The Portfolio 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Energy (continued)
Grant Prideco	40,500 [a]	1,786,860
Weatherford International	49,500 [a]	1,791,900
		24,446,984
Financial Services—16.7%
Axis Capital Holdings	131,300	4,107,064
Capital One Financial	50,400	4,354,560
Countrywide Financial	125,000	4,273,750
JPMorgan Chase & Co.	165,100	6,552,819
Merrill Lynch & Co.	77,300	5,235,529
Radian Group	70,100	4,107,159
Wachovia	103,400	5,465,724
		34,096,605
Health Care—13.5%
Alcon	28,000	3,628,800
Caremark Rx	46,800 [a]	2,423,772
Fisher Scientific International	37,600 [a]	2,325,936
Genzyme	52,100 [a]	3,687,638
Johnson & Johnson	96,700	5,811,670
Novartis, ADR	69,200	3,631,616
WellPoint	43,900 [a]	3,502,781
Wyeth	53,700	2,473,959
		27,486,172
Technology—14.0%
Cisco Systems	125,100 [a]	2,141,712
Dell	103,800 [a]	3,112,962
Enterasys Networks	21 [a,b]	279
International Business Machines	27,500	2,260,500

10

Common Stocks (continued)	Shares	Value ($)

Technology (continued)
Microchip Technology	65,200	2,096,180
Microsoft	225,500	5,896,825
Motorola	189,100	4,271,769
National Semiconductor	62,500	1,623,750
Qualcomm	56,100	2,416,788
Texas Instruments	75,600	2,424,492
Yahoo!	61,600 [a]	2,413,488
		28,658,745
Transportation—4.2%
Burlington Northern Santa Fe	71,200	5,042,384
Carnival	65,500	3,502,285
		8,544,669
Utilities—4.6%
AT & T	111,900	2,740,431
PG & E	27,500 [b]	1,020,800
Sempra Energy	38,600	1,730,824
Southern	66,200	2,285,886
Verizon Communications	53,900	1,623,468
		9,401,409
Total Common Stocks
(cost $176,223,255)		201,357,483

Other Investment—1.1%

Registered Investment Company;
Dreyfus Institutional Preferred Plus
Money Market Fund
(cost $2,287,000)	2,287,000 [c]	2,287,000

The Portfolio 11

STATEMENT OF INVESTMENTS (continued)
Investment of Cash Collateral
for Securities Loaned—1.0%		Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $2,039,265)		2,039,265 [c]	2,039,265

Total Investments (cost $180,549,520)		100.8%	205,683,748

Liabilities, Less Cash and Receivables		(.8%)	(1,540,433)

Net Assets		100.0%	204,143,315

ADR—American Depository Receipts.
[a] Non-income producing.
[b]	All or a portion of these securities are on loan. At December 31, 2005, the total market value of the portfolio’s
	securities on loan is $2,477,232 and the total market value of the collateral held by the portfolio is $2,564,394,
	consisting of cash collateral of $2,039,265 and U.S. Government and agency securities valued at $525,129.
[c]	Investment in affiliated money market mutual fund.

Portfolio Summary †

	Value (%)		Value (%)

Financial Services	16.7	Transportation	4.2
Technology	14.0	Consumer Non-Durables	3.7
Health Care	13.5	Banking	3.5
Energy	12.0	Money Market Investments	2.1
Consumer Services	10.5	Other	7.6
Capital Goods	8.4
Utilities	4.6		100.8

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

	Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $2,477,232)—Note 1(c):
Unaffiliated issuers	176,223,255	201,357,483
Affiliated issuers	4,326,265	4,326,265
Cash		7,328
Receivable for investment securities sold		488,496
Dividends receivable		275,037
Receivable for shares of Beneficial Interest subscribed		3,731
Prepaid expenses		3,303
		206,461,643

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		144,737
Liability for securities on loan—Note 1(c)		2,039,265
Payable for shares of Beneficial Interest redeemed		78,780
Accrued expenses		55,546
		2,318,328

Net Assets ($)		204,143,315

Composition of Net Assets ($):
Paid-in capital		198,982,593
Accumulated undistributed investment income—net		49,057
Accumulated net realized gain
(loss) on investments		(20,022,563)
Accumulated net unrealized appreciation
(depreciation) on investments		25,134,228

Net Assets ($)		204,143,315

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	183,902,768	20,240,547
Shares Outstanding	8,427,288	927,360

Net Asset Value Per Share ($)	21.82	21.83

See notes to financial statements.

The Portfolio 13

STATEMENT OF OPERATIONS Year Ended December 31, 2005
Investment Income ($):
Income:
Cash dividends (net of $21,651 foreign taxes withheld at source):
Unaffiliated issuers	4,617,183
Affiliated issuers	62,005
Income from securities lending	6,026
Total Income	4,685,214
Expenses:
Investment advisory fee—Note 3(a)	1,642,047
Distribution fees—Note 3(b)	53,457
Prospectus and shareholders’ reports	45,163
Professional fees	39,517
Custodian fees—Note 3(b)	25,116
Trustees’ fees and expenses—Note 3(c)	17,059
Shareholder servicing costs—Note 3(b)	4,534
Loan commitment fees—Note 2	847
Miscellaneous	8,228
Total Expenses	1,835,968
Less—waiver of fees due to undertaking—Note 3(a)	(14,352)
Net Expenses	1,821,616
Investment Income—Net	2,863,598

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	19,846,942
Net unrealized appreciation (depreciation) on investments	(16,388,140)
Net Realized and Unrealized Gain (Loss) on Investments	3,458,802
Net Increase in Net Assets Resulting from Operations	6,322,400

See notes to financial statements.
14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2005	2004

Operations ($):
Investment income—net	2,863,598	2,984,747
Net realized gain (loss) on investments	19,846,942	9,935,047
Net unrealized appreciation
(depreciation) on investments	(16,388,140)	3,922,915
Net Increase (Decrease) in Net Assets
Resulting from Operations	6,322,400	16,842,709

Dividends to Shareholders from ($):
Investment income—net:
Initial shares	(2,613,010)	(2,740,259)
Service shares	(245,151)	(220,109)
Total Dividends	(2,858,161)	(2,960,368)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial shares	5,508,762	9,133,233
Service shares	684,376	1,120,251
Dividends reinvested:
Initial shares	2,613,010	2,740,259
Service shares	245,151	220,109
Cost of shares redeemed:
Initial shares	(47,764,428)	(47,893,005)
Service shares	(4,528,127)	(3,444,004)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(43,241,256)	(38,123,157)
Total Increase (Decrease) in Net Assets	(39,777,017)	(24,240,816)

Net Assets ($):
Beginning of Period	243,920,332	268,161,148
End of Period	204,143,315	243,920,332
Undistributed investment income—net	49,057	43,620

The Portfolio 15

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Year Ended December 31,

	2005	2004

Capital Share Transactions:
Initial Shares
Shares sold	261,996	451,117
Shares issued for dividends reinvested	123,642	133,226
Shares redeemed	(2,260,103)	(2,382,304)
Net Increase (Decrease) in Shares Outstanding	(1,874,465)	(1,797,961)

Service Shares
Shares sold	32,737	55,328
Shares issued for dividends reinvested	11,596	10,725
Shares redeemed	(213,741)	(169,880)
Net Increase (Decrease) in Shares Outstanding	(169,408)	(103,827)

See notes to financial statements.
16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

		Year Ended December 31,

Initial Shares	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	21.40	20.16	16.06	21.65	23.48
Investment Operations:
Investment income—net [a]	.28	.24	.14	.11	.11
Net realized and unrealized
gain (loss) on investments	.43	1.25	4.11	(5.59)	(1.49)
Total from Investment Operations	.71	1.49	4.25	(5.48)	(1.38)
Distributions:
Dividends from investment income—net	(.29)	(.25)	(.15)	(.11)	(.11)
Dividends from net realized
gain on investments	—	—	—	—	(.11)
Dividends in excess of net realized
gain on investments	—	—	—	—	(.23)
Total Distributions	(.29)	(.25)	(.15)	(.11)	(.45)
Net asset value, end of period	21.82	21.40	20.16	16.06	21.65

Total Return (%)	3.35	7.47	26.57	(25.33)	(5.85)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.81	.82	.82	.80	.80
Ratio of net expenses
to average net assets	.81	.82	.82	.80	.80
Ratio of net investment income
to average net assets	1.33	1.21	.81	.58	.48
Portfolio Turnover Rate	65.91	52.74	40.68	34.61	33.82

Net Assets, end of period ($ x 1,000)	183,903	220,447	243,973	226,548	385,569

[a] Based on average shares outstanding at each month end. See notes to financial statements.

The Portfolio 17

FINANCIAL HIGHLIGHTS (continued)
		Year Ended December 31,

Service Shares	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	21.40	20.15	16.03	21.61	23.48
Investment Operations:
Investment income—net	.24[a]	.21[a]	.11[a]	.08[a]	.06
Net realized and unrealized
gain (loss) on investments	.44	1.24	4.10	(5.58)	(1.51)
Total from Investment Operations	.68	1.45	4.21	(5.50)	(1.45)
Distributions:
Dividends from investment income—net	(.25)	(.20)	(.09)	(.08)	(.08)
Dividends from net realized
gain on investments	—	—	—	—	(.11)
Dividends in excess of net realized
gain on investments	—	—	—	—	(.23)
Total Distributions	(.25)	(.20)	(.09)	(.08)	(.42)
Net asset value, end of period	21.83	21.40	20.15	16.03	21.61

Total Return (%)	3.21	7.22	26.36	(25.46)	(6.14)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.07	1.07	1.07	1.03	1.12
Ratio of net expenses
to average net assets	1.00	1.00	1.01	.98	1.01
Ratio of net investment income
to average net assets	1.14	1.05	.63	.43	.28
Portfolio Turnover Rate	65.91	52.74	40.68	34.61	33.82

Net Assets, end of period ($ x 1,000)	20,241	23,473	24,188	20,388	16,185

[a] Based on average shares outstanding at each month end.
See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering twelve series, including the Growth and Income Portfolio (the “portfolio”). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a non-diversified series. The portfolio’s investment objective is to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the portfolio’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge.The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Portfolio 19

NOTES TO FINANCIAL STATEMENTS (continued)

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

20

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolios’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The portfolio has an arrangement with the custodian bank whereby the portfolio receives earnings credits from the custodian when positive cash balances are maintained which are used to offset custody fees. For financial reporting purposes, the portfolio includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the portfolio may lend securities to qualified institutions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds man-

The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (continued)

aged by the Manager. The portfolio will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date.The portfolio declares and pays dividends from investment income-net on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $49,057, accumulated capital losses $19,953,795 and unrealized appreciation $25,065,460.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2005. If not applied, $5,702,414 of the carryover expires in fiscal 2010 and $14,251,381 expires in fiscal 2011.

22

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2005 and December 31, 2004, were as follows: ordinary income $2,858,161 and $2,960,368, respectively.

NOTE 2—Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowing. During the period ended December 31, 2005, the portfolio did not borrow under the Facility.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .75% of the value of the portfolios’ average daily net assets and is payable monthly.

The Manager has agreed, from January 1, 2005 to December 31, 2006 to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1% of the value of the average daily net assets of their class. During the period ended December 31, 2005, the Manager waived receipt of fees of $14,352, pursuant to the undertaking.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies

The Portfolio 23

NOTES TO FINANCIAL STATEMENTS (continued)

and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2005, Service shares were charged $53,457 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2005, the portfolio was charged $431 pursuant to the transfer agency agreement.

The portfolio compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2005, the portfolio was charged $25,116 pursuant to the custody agreement.

During the period ended December 31, 2005, the portfolio was charged $3,762 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: investment advisory fees $132,486, chief compliance officer fees $1,858, Rule 12b-1 distribution plan fees $4,366, custodian fees $6,601 and transfer agency per account fees $69, which are offset against an expense reimbursement currently in effect in the amount of $643.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the portfolio may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

24

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2005, amounted to $142,734,863 and $184,788,623, respectively.

At December 31, 2005, the cost of investments for federal income tax purposes was $180,618,288; accordingly, accumulated net unrealized appreciation on investments was $25,065,460 consisting of $28,091,036 gross unrealized appreciation and $3,025,576 gross unrealized depreciation.

The Portfolio 25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Variable Investment Fund, Growth and Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Growth and Income Portfolio (one of the funds comprising Dreyfus Variable Investment Fund) as of December 31, 2005 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of December 31, 2005 and confirmation of securities not held by the custodian by correspondence with others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Growth and Income Portfolio at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York February 6, 2006
26

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2005 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2006 of the percentage applicable to the preparation of their 2005 income tax returns.

The Portfolio 27

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-
related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 193
———————
David P. Feldman (66)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• BBH Mutual Funds Group (11 funds), Director
• The Jeffrey Company, a private investment company, Director
• QMED, a medical device company, Director
No. of Portfolios for which Board Member Serves: 58
———————
James F. Henry (74)
Board Member (1991)
Principal Occupation During Past 5 Years:
• President, CPR Institute for Dispute Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2003)
No. of Portfolios for which Board Member Serves: 22

28

Dr. Paul A. Marks (79)
Board Member (1990)
Principal Occupation During Past 5 Years:
• President, Emeritus (2000-present) and President and Chief Executive Officer of Memorial
Sloan-Kettering Cancer Center (Retired 1999)
Other Board Memberships and Affiliations:
• Pfizer, Inc., a pharmaceutical company, Director-Emeritus
• Lazard Freres & Company, LLC, Senior Adviser
• Carrot Capital Health Care Ventures; Advisor
• Armgo-Start-Up Biotech; Board of Directors
• Nanoviricide, Board Director
• PTC, Scientific Advisory Board
No. of Portfolios for which Board Member Serves: 22
———————
Dr. Martin Peretz (66)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Editor-in-Chief of The New Republic Magazine
• Lecturer in Social Studies at Harvard University (1965-2001)
• Co-Chairman of TheStreet.com, a financial daily on the web
Other Board Memberships and Affiliations:
• Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education, Director
• Harvard Center for Blood Research,Trustee
• Bard College,Trustee
• Board of Overseers of YIVO Institute for Jewish Research, Chairman
No. of Portfolios for which Board Member Serves: 22
———————
Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board
Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
John M. Fraser, Jr., Emeritus Board Member
Rosalind Gersten Jacobs, Emeritus Board Member

The Portfolio 29

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since February 1991.

30

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 48 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 196 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

The Portfolio 31

NOTES

For More	Information

Dreyfus Variable	Transfer Agent &
Investment Fund,	Dividend Disbursing Agent
Growth and Income Portfolio
Dreyfus Transfer, Inc.
200 Park Avenue
200 Park Avenue
New York, NY 10166
New York, NY 10166

Investment Adviser	Distributor
The Dreyfus Corporation
Dreyfus Service Corporation
200 Park Avenue
200 Park Avenue
New York, NY 10166
New York, NY 10166
Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-554-4611 or 516-338-3300

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Servicing

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies relating to portfolio securities, and information regarding how the portfolio voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E P O R T F O L I O

2	Letter from the Chairman
3	Discussion of Performance
6	Portfolio Performance
8	Understanding Your Portfolio’s Expenses
8	Comparing Your Portfolio’s Expenses
With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
20	Notes to Financial Statements
27	Report of Independent Registered
Public Accounting Firm
28	Important Tax Information
29	Board Members Information
31	Officers of the Fund
F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Variable Investment Fund,
International Equity Portfolio

The	Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, International Equity Portfolio, covering the 12-month period from January 1, 2005, through December 31, 2005. Inside, you’ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Paul Butler of Newton Capital Management Limited, the portfolio’s sub-investment adviser.

International stocks generally produced higher returns than their U.S. counterparts in 2005. Low interest rates and corporate restructuring in Europe and Japan helped buoy stock prices in the developed markets, and rising global demand for natural resources supported returns in the emerging markets. However, a strengthening U.S. dollar relative to most major foreign currencies eroded some of these gains for U.S. investors.

We expect the global economy to continue its expansion in 2006. Low real interest rates in Asia should support regional growth, while Japan appears to be emerging from its long recession. Europe seems poised for better economic times after several years of sluggish growth, and emerging markets in Eastern Europe and Latin America may continue to benefit from greater fiscal stability. Risks in the new year include the possibility of a slowdown in China, where a robust economy has fueled demand for exports from other nations.

As always, we encourage you to speak with your financial consultant about how these and other market forces may affect your investments. Thank you for your continued confidence and support.

2

DISCUSSION OF PERFORMANCE

Paul Butler, Portfolio Manager

Newton Capital Management Limited, Sub-Investment Adviser

How did Dreyfus Variable Investment Fund, International Equity Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2005, the portfolio produced total returns of 14.75% for its Initial shares and 14.45% for its Service shares.1 This compares with a 13.54% total return produced by the portfolio’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), for the same period.2

Although 2005 was a volatile year for international stocks, most major markets ended the year with healthy gains. Japan, Latin America and much of Asia benefited from a growing global economy, while the effects of a sluggish economy in Europe were offset by investors’ positive reactions to corporate restructuring.The portfolio outperformed its benchmark, primarily due to good stock selection.

What is the portfolio’s investment approach?

The portfolio seeks capital growth. To pursue its goal, the portfolio primarily invests in growth stocks of foreign companies. Normally, the portfolio invests at least 80% of its assets in stocks, including common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings.

In choosing stocks, we consider: key trends in global economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as the impact of new technologies and the globalization of industries and brands; relative values of equity securities, bonds and cash; and long-term trends in currency movements.

Within the markets and sectors determined to be relatively attractive, we seek what we believe to be attractively priced companies that possess a sustainable competitive advantage in their market or sector.We generally will sell securities when themes or strategies change, or

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

when we determine that the company’s prospects have changed, or that its stock is fully valued by the market.

What other factors influenced the portfolio’s performance?

Our bottom-up investment process led us to maintain relatively light exposure to companies that are highly leveraged to the U.S. dollar, including businesses based in countries, such as Malaysia, whose currencies are pegged to the dollar, as well as companies that derive much of their revenues in dollars. Instead, we favored domestic businesses with relatively little exposure to the strengthening U.S.dollar in 2005,enabling them to avoid the eroding effects of fluctuating currency exchange rates.

Among locally oriented companies, we focused on those producing high levels of free cash flow, including tobacco producers in Asia, where consumption is growing. Korea Tobacco boosted its results by satisfying higher-end consumers’ desire for premium brands. HM Sampoerna in Indonesia was acquired by U.S. food and tobacco giant Altria Group in 2005. Japan Tobacco rose in anticipation of the possible repeal of double taxation of dividends in Japan.

We found a number of stocks meeting our criteria in Latin America. Countries in the region, particularly Brazil, have instilled greater investor confidence by adopting fiscal policies that promote stability and fight inflation. These reforms helped support the stock prices of Brazilian oil company Petrobras, which enjoyed higher commodity prices, and beauty products retailer Natura Cosmeticos, whose door-to-door sales model proved popular among consumers with disposable income. In addition, Brazilian railroad company Americana Latina Logistica benefited from a growing need to transport agricultural products in a nation with an undeveloped highway system.

In Europe, we focused on companies that we believed might benefit if economic performance exceeded expectations, such as German financial planner MLP and real estate firm Deutsche Wohnen.We also maintained the portfolio’s exposure to French oil producer Total. Evidence that the long economic and market slumps in Japan may be ending prompted us to increase the portfolio’s holdings of automobile companies, such as Honda Motor and Toyota Motor, which appear

4

poised to capture a larger share of the U.S. market. We also have increased holdings in Japanese financial companies, including Mitsubishi UFJ Financial Group, Matsui Securities and Nikko Cordial.

Gains in these areas were offset to a degree by disappointments in others. The portfolio’s telecommunications holdings were hurt by company-specific problems affecting service providers in Brazil, Korea and Taiwan. Utilities also fared relatively poorly, largely due to concerns regarding the potential impact of changing interest rates on profit margins. We reduced the portfolio’s allocation to both sectors during the second half of the year.

What is the portfolio’s current strategy?

We have maintained our bottom-up investment process, which we believe has remained effective. This approach enables us to forego sector or regional allocation targets, allowing us instead to focus on finding what we believe to be the most attractive stocks in the world.

January 17, 2006
Investing in foreign companies involves special risks, including changes in currency rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity. An investment in this fund should be considered only as a supplement to an overall investment program.
The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.
The investment objective and policies of Dreyfus Variable Investment Fund, International Equity
Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
Part of the portfolio’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the portfolio’s performance. Currently, the portfolio is relatively small in asset size. IPOs tend to have a reduced effect on performance as a portfolio’s asset base grows.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe, Australasia, Far
East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries.
The Portfolio 5

PORTFOLIO PERFORMANCE
Average Annual Total Returns as of	12/31/05

	1 Year	5 Years	10 Years

Initial shares	14.75%	3.99%	7.58%
Service shares	14.45%	3.71%	7.43%

The data for Service shares includes the results of Initial shares for the period prior to December 31, 2000
(inception date of Service shares). Actual Service shares’ average annual total return and hypothetical growth results would have been lower. See notes below.
† Source: Lipper Inc.
Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
Part of the portfolio’s recent performance is attributable to positive returns from its initial public offering (IPO)
investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the portfolio’s performance. Currently, the portfolio is relatively small in asset size. IPOs tend to have a reduced effect on performance as a portfolio’s asset base grows.

6

The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Variable Investment Fund, International Equity Portfolio on 12/31/95 to a $10,000 investment made in the Morgan Stanley Capital International Europe, Australasia, Far East Index (the “Index”) on that date.

The portfolio’s Initial shares are not subject to a Rule 12b-1 fee.The portfolio’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.The performance figures for Service shares reflect the performance of the portfolio’s Initial shares from their inception date through December 30, 2000, and the performance of the portfolio’s Service shares from December 31, 2000 (inception date of Service shares) to December 31, 2005 (blended performance figures).The blended performance figures have not been adjusted to reflect the higher operating expenses of the Service shares. If these expenses had been reflected, the blended performance figures would have been lower. All dividends and capital gain distributions are reinvested.

The portfolio’s performance shown in the line graph takes into account all applicable portfolio fees and expenses.The Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested.The Index does not take into account charges, fees and other expenses. Further information relating to portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Portfolio 7

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor,you pay ongoing expenses,such as management fees and other expenses.Using the information below,you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses,including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, International Equity Portfolio from July 1, 2005 to December 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2005
	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 5.41	$ 6.76
Ending value (after expenses)	$1,147.60	$1,146.20

COMPARING YOUR PORTFOLIO’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended December 31, 2005

	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 5.09	$ 6.36
Ending value (after expenses)	$1,020.16	$1,018.90

† Expenses are equal to the portfolio’s annualized expense ratio of 1.00% for Initial shares and 1.25% for Service shares; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS December 31, 2005
Common Stocks—95.9%	Shares	Value ($)

Australia—1.1%
ABC Learning Centres	45,300	239,401
Excel Coal	59,869	280,362
		519,763
Belgium—1.0%
KBC Groep	5,116	475,927
Brazil—7.0%
Brasil Telecom Participacoes, ADR	24,545	916,756
Diagnosticos da America	13,370 [a]	248,726
Natura Cosmeticos	14,800	651,800
Petroleo Brasileiro, ADR	17,701	1,139,412
Tele Norte Leste Participacoes, ADR	24,540	439,757
		3,396,451
Canada—4.9%
Canadian Pacific Railway	8,260	345,984
Oncolytics Biotech	151,225 [a]	680,116
Petro-Canada	12,880	516,684
Shoppers Drug Mart	7,950	300,663
Talisman Energy	9,490	502,695
		2,346,142
France—7.1%
Air Liquide	1,657	318,484
AXA	26,519	855,056
Sanofi-Aventis	7,872	689,014
Societe Generale	4,340	533,355
Total	2,185	548,414
Vinci	5,382	462,478
		3,406,801
Germany—9.8%
Allianz	4,542	687,383
Celesio	3,604	309,736
Comdirect Bank	24,270	228,504
DaimlerChrysler	9,532	486,380

The Portfolio 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Germany (continued)
Deutsche Boerse	6,717	687,708
Deutsche Postbank	12,174	705,571
Deutsche Wohnen	1,476	340,957
MLP	18,154	376,199
Praktiker Bau—und Heimwerkermaerkte	11,470	207,978
Siemens	4,276	366,022
Tipp24	13,428 [a]	317,653
		4,714,091
Hong Kong—.7%
China Netcom Group (Hong Kong)	211,000	336,087
India—.7%
Reliance Industries, GDR	8,306 [b]	326,509
Italy—1.1%
UniCredito Italiano	79,585	547,855
Japan—18.7%
Fuji Television Network	278	699,564
Honda Motor	9,900	564,516
Japan Tobacco	42	612,074
Keihin Electric Express Railway	10,000	78,797
Matsui Securities	64,200	890,450
Mitsubishi	29,000	641,305
Mitsubishi UFJ Financial Group	90	1,220,080
Nikko Cordial	55,000	870,494
Nippon Express	66,000	402,067
Promise	4,500	299,301
Secom	9,500	496,632
Toda	71,000	389,816
Toyota Motor	22,800	1,182,257
Yamato Holdings	41,000	679,483
		9,026,836

10

Common Stocks (continued)	Shares	Value ($)

Netherlands—4.5%
ASML Holding	23,762 [a]	474,986
ING Groep	24,955	864,841
Koninklijke Philips Electronics	12,317	382,424
STMicroelectronics	25,621	459,720
		2,181,971
Norway—2.8%
Norsk Hydro	6,380	654,751
Statoil	29,478	676,632
		1,331,383
Peru—.5%
Cia de Minas Buenaventura, ADR	8,861	250,766
Russia—1.2%
AFK Sistema, GDR	25,028	588,158
Singapore—2.9%
MobileOne	232,720	296,690
Singapore Airlines	48,000	357,929
Singapore Post	609,000	421,162
United Overseas Bank	34,000	298,515
United Overseas Land	4,900	7,396
		1,381,692
South Korea—5.5%
Hyundai Motor, GDR	7,984 [b]	384,988
KT&G, GDR	32,018 [b]	704,396
Samsung Electronics, GDR	1,802 [b]	592,858
Samsung Heavy Industries	24,080	424,238
SK	10,980	567,800
		2,674,280
Spain—.3%
Acciona	1,132	126,462

The Portfolio 11

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Sweden—1.7%
Investor, Cl. B	21,540	376,583
Telefonaktiebolaget LM Ericsson, Cl. B	134,360	461,352
		837,935
Switzerland—7.3%
Nestle	2,130	636,474
Novartis	15,877	833,567
Roche Holding	3,007	451,096
UBS	9,755	927,882
Zurich Financial Services	3,121	664,446
		3,513,465
Thailand—2.5%
Bank of Ayudhya	1,125,800	408,883
Banpu	86,500	277,264
Shin	490,600	505,249
		1,191,396
United Kingdom—14.6%
Admiral Group	54,507	426,597
AstraZeneca	11,272	548,514
Barclays	34,067	358,038
BHP Billiton	46,655	761,986
BP	96,322	1,025,580
British American Tobacco	27,979	625,647
Cadbury Schweppes	31,597	298,653
GlaxoSmithKline	41,762	1,055,252
ICAP	77,371	538,998
Old Mutual	190,083	538,670
Prudential	38,282	362,169
Standard Chartered	21,907	487,985
		7,028,089
Total Common Stocks
(cost $37,376,404)		46,202,059

12

Preferred Stocks—3.3%		Shares	Value ($)

Brazil—2.2%
All America Latina Logistica		17,261	736,340
Caemi Mineracao e Metalurgica		214,077	312,194
			1,048,534
Germany—1.1%
Henkel		5,398	542,704
Total Preferred Stocks
(cost $1,149,719)			1,591,238

Total Investments (cost $38,526,123)		99.2%	47,793,297
Cash and Receivables (Net)		.8%	365,200
Net Assets		100.0%	48,158,497

ADR—American Depository Receipts.
GDR—Global Depository Receipts.
[a] Non-income producing.
[b]	Securities exempt from registration under Rule 144A of Securities Act of 1933.These securities may be resold in
	transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these
	securities amounted to $2,008,751 or 4.2% of net assets.

Portfolio Summary (Unaudited) †
	Value (%)		Value (%)

Banks	12.4	Information Technology Hardware 4.1
Oil & Gas	11.7	Tobacco	4.0
Pharmaceuticals & Biotechnology	9.5	Transportation	4.0
Insurance	8.8	Mining	3.9
Specialty & Other Finance	7.3	Support Services	3.8
Telecommunication Services	6.4	Other	17.9
Automobiles & Parts	5.4		99.2

† Based on net assets.
See notes to financial statements.

The Portfolio 13

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	38,526,123	47,793,297
Cash denominated in foreign currencies	2,640	2,633
Receivable for investment securities sold		1,712,366
Dividends receivable		119,991
Unrealized appreciation on forward
currency exchange contracts—Note 4		2,778
Receivable for shares of Beneficial Interest subscribed		332
		49,631,397

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		33,656
Cash overdraft due to Custodian		198,609
Payable for investment securities purchased		1,061,403
Unrealized depreciation on forward
currency exchange contracts—Note 4		118,552
Payable for shares of Beneficial Interest redeemed		13,096
Accrued expenses		47,584
		1,472,900

Net Assets ($)		48,158,497

Composition of Net Assets ($):
Paid-in capital		52,668,804
Accumulated undistributed investment income—net		484,206
Accumulated net realized gain (loss) on investments		(14,142,573)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		9,148,060

Net Assets ($)		48,158,497

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	42,288,693	5,869,804
Shares Outstanding	2,577,732	358,107

Net Asset Value Per Share ($)	16.41	16.39

See notes to financial statements.
14

STATEMENT OF OPERATIONS Year Ended December 31, 2005
Investment Income ($):
Income:
Cash dividends (net of $148,374 foreign taxes withheld at source)	1,258,885
Interest	2,089
Total Income	1,260,974
Expenses:
Investment advisory fee—Note 3(a)	332,502
Custodian fees	59,654
Prospectus and shareholders’ reports	40,621
Auditing fees	27,304
Distribution fees—Note 3(b)	12,476
Trustees’ fees and expenses—Note 3(c)	3,576
Shareholder servicing costs—Note 3(b)	3,316
Legal fees	1,316
Loan commitment fees—Note 2	188
Registration fees	172
Miscellaneous	17,308
Total Expenses	498,433
Less—reduction in custody fees due to
earnings credits—Note 1(c)	(4,801)
Net Expenses	493,632
Investment Income—Net	767,342

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	7,664,782
Net realized gain (loss) on forward currency exchange contracts	60,287
Net Realized Gain (Loss)	7,725,069
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	(2,244,526)
Net Realized and Unrealized Gain (Loss) on Investments	5,480,543
Net Increase in Net Assets Resulting from Operations	6,247,885

See notes to financial statements.

The Portfolio 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2005	2004

Operations ($):
Investment income—net	767,342	793,607
Net realized gain (loss) on investments	7,725,069	5,531,332
Net unrealized appreciation
(depreciation) on investments	(2,244,526)	2,245,710
Net Increase (Decrease) in Net Assets
Resulting from Operations	6,247,885	8,570,649

Dividends to Shareholders from ($):
Investment income—net:
Initial shares	(160,712)	(1,378,991)
Service shares	(9,235)	(137,306)
Total Dividends	(169,947)	(1,516,297)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial shares	5,791,282	4,222,550
Service shares	1,742,456	1,471,321
Dividends reinvested:
Initial shares	160,712	1,378,991
Service shares	9,235	137,306
Cost of shares redeemed:
Initial shares	(7,886,743)	(5,980,727)
Service shares	(874,791)	(1,412,444)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(1,057,849)	(183,003)
Total Increase (Decrease) in Net Assets	5,020,089	6,871,349

Net Assets ($):
Beginning of Period	43,138,408	36,267,059
End of Period	48,158,497	43,138,408
Undistributed (distributions in excess of)
investment income—net	484,206	(623,491)

16

	Year Ended December 31,

	2005	2004

Capital Share Transactions:
Initial Shares
Shares sold	391,336	334,613
Shares issued for dividends reinvested	11,334	100,613
Shares redeemed	(531,886)	(475,177)
Net Increase (Decrease) in Shares Outstanding	(129,216)	(39,951)

Service Shares
Shares sold	119,792	117,142
Shares issued for dividends reinvested	651	9,989
Shares redeemed	(59,441)	(112,465)
Net Increase (Decrease) in Shares Outstanding	61,002	14,666

See notes to financial statements.

The Portfolio 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

		Year Ended December 31,

Initial Shares	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	14.36	11.97	8.75	10.76	15.34
Investment Operations:
Investment income—net [a]	.26	.27	.14	.10	.03
Net realized and unrealized
gain (loss) on investments	1.85	2.64	3.55	(1.81)	(4.50)
Total from Investment Operations	2.11	2.91	3.69	(1.71)	(4.47)
Distributions:
Dividends from investment income—net	(.06)	(.52)	(.47)	(.30)	(.11)
Net asset value, end of period	16.41	14.36	11.97	8.75	10.76

Total Return (%)	14.75	24.57	42.89	(15.94)	(29.18)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.10	1.04	1.19	1.14	1.08
Ratio of net expenses
to average net assets	1.09	1.04	1.19	1.14	1.08
Ratio of net investment income
to average net assets	1.76	2.13	1.42	.96	.25
Portfolio Turnover Rate	92.82	96.55	101.02	116.65	238.88

Net Assets, end of period ($ x 1,000)	42,289	38,874	32,892	27,117	39,961

[a] Based on average shares outstanding at each month end.
See notes to financial statements.

18

		Year Ended December 31,

Service Shares	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	14.35	11.95	8.74	10.75	15.34
Investment Operations:
Investment income (loss)—net [a]	.22	.24	.12	.07	(.03)
Net realized and unrealized
gain (loss) on investments	1.85	2.63	3.54	(1.80)	(4.47)
Total from Investment Operations	2.07	2.87	3.66	(1.73)	(4.50)
Distributions:
Dividends from investment income—net	(.03)	(.47)	(.45)	(.28)	(.09)
Net asset value, end of period	16.39	14.35	11.95	8.74	10.75

Total Return (%)	14.45	24.20	42.56	(16.20)	(29.35)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.34	1.29	1.44	1.41	1.47
Ratio of net expenses
to average net assets	1.33	1.29	1.44	1.41	1.47
Ratio of net investment income
(loss) to average net assets	1.50	1.89	1.17	.74	(.27)
Portfolio Turnover Rate	92.82	96.55	101.02	116.65	238.88

Net Assets, end of period ($ x 1,000)	5,870	4,265	3,375	2,017	1,644

[a] Based on average shares outstanding at each month end.
See notes to financial statements.

The Portfolio 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering twelve series, including the International Equity Portfolio (the “portfolio”).The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a non-diversified series.The portfolio’s investment objective is to maximize capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the portfolio’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Newton Capital Management Limited (“Newton”) is the portfolio’s sub-investment adviser. Newton is also a wholly-owned subsidiary of Mellon Bank, N. A., and an affiliate of Dreyfus.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio’s shares, which are sold without a sales charge.The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series’ are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

20

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are

The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (continued)

translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The portfolio has an arrangement with the custodian bank whereby the portfolio receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the portfolio includes net earnings credits as an expense offset in the Statement of Operations.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually,

22

but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $439,122, accumulated capital losses $14,111,202 and unrealized appreciation $9,161,773.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2005. If not applied, $9,013,748 of the carryover expires in fiscal 2009, $3,933,328 expires in fiscal 2010 and $1,164,126 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2005 and December 31, 2004 were as follows: ordinary income $169,947 and $1,516,297, respectively.

During the period ended December 31, 2005, as a result of permanent book to tax differences primarily due to the tax treatment for foreign currency transactions and passive foreign investment companies, the portfolio increased accumulated undistributed investment income-net by $510,302 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

The Portfolio 23

NOTES TO FINANCIAL STATEMENTS (continued)
NOTE 2—Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowing. During the period ended December 31, 2005, the portfolio did not borrow under the Facility.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75% of the value of the portfolio’s average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio’s average daily net assets, computed at the following annual rates:

Average Net Assets
0 to $100 million	.35%
$100 million to $1 billion	.30%
$1 billion to $1.5 billion	.26%
In excess of $1.5 billion	.20%

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to

24

actual expenses incurred. During the period ended December 31, 2005, Service shares were charged $12,476 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2005, the portfolio was charged $147 pursuant to the transfer agency agreement.

During the period ended December 31, 2005, the portfolio was charged $3,762 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: investment advisory fees $30,550, Rule 12b-1 distribution plan fees $1,234, chief compliance officer fees $1,858 and transfer agency per account fees $14.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each portfolio based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended December 31, 2005, amounted to $40,924,434 and $42,829,233, respectively.

The portfolio enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The portfolio realizes a gain if the value of the contract decreases between those dates.With respect to

The Portfolio 25

NOTES TO FINANCIAL STATEMENTS (continued)

purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates.The portfolio is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.The following summarizes open forward currency exchange contracts at December 31, 2005:

	Foreign			Unrealized
Forward Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)

Purchases:
British Pound,
expiring 1/3/2006	148,932	255,746	256,178	432
Euro, expiring
1/13/2006	1,449,752	1,793,000	1,715,782	(77,218)
Euro, expiring
5/15/2006	200,522	241,000	238,942	(2,058)
Norwegian Krone,
expiring 2/15/2006	2,794,087	454,000	414,762	(39,238)
Thai Bhat,
expiring 1/4/2006	521,975	12,734	12,723	(11)
Sales:		Proceeds ($)
British Pound,
expiring 1/4/2006	41,907	72,281	72,084	197
Euro,
expiring 1/3/2006	289,855	342,898	342,840	58
Hong Kong Dollar,
expiring 1/3/2006	731,446	94,311	94,338	(27)
Japanese Yen,
expiring 1/4/2006	29,472,055	251,740	249,710	2,030
Japanese Yen,
expiring 1/5/2006	3,892,980	33,045	32,984	61
Total				(115,774)

At December 31, 2005, the cost of investments for federal income tax purposes was $38,630,924; accordingly, accumulated net unrealized appreciation on investments was $9,162,373, consisting of $9,560,837 gross unrealized appreciation and $398,464 gross unrealized depreciation.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund, International Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, International Equity Portfolio (one of the funds comprising Dreyfus Variable Investment Fund) as of December 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, International Equity Portfolio at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York February 6, 2006

The Portfolio 27

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the portfolio elects to provide each shareholder with their portion of the portfolio’s foreign taxes paid and the income sourced from foreign countries.Accordingly, the portfolio hereby makes the following designations regarding its fiscal year ended December 31, 2005:

—the total amount of taxes paid to foreign countries was $121,888.

—the total amount of income sourced from foreign countries was $587,791.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign source income for the 2005 calendar year with Form 1099-DIV which will be mailed by January 31, 2006.

28

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor- related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 193

———————

David P. Feldman (66)
Board Member (1994)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:
  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director
  QMED, a medical device company, Director

No. of Portfolios for which Board Member Serves: 58

———————

James F. Henry (75)
Board Member (1990)

Principal Occupation During Past 5 Years:
  President, CPR Institute for Dispute Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2003)
No. of Portfolios for which Board Member Serves: 22

The Portfolio 29

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Dr. Paul A. Marks (79)
Board Member (1990)

Principal Occupation During Past 5 Years:
  President, Emeritus (2000-present) and President and Chief Executive Officer of Memorial Sloan-Kettering Cancer Center (Retired 1999)
Other Board Memberships and Affiliations:
  Pfizer, Inc., a pharmaceutical company, Director-Emeritus
  Lazard Freres & Company, LLC, Senior Adviser
  Carrot Capital Health Care Ventures, Advisor
  Armgo-Start-Up Biotech; Board of Directors
  Nanoviricide, Board Director
  PTC, Scientific Advisory Board
No. of Portfolios for which Board Member Serves: 22

———————

Dr. Martin Peretz (66)
Board Member (1990)

Principal Occupation During Past 5 Years:
  Editor-in-Chief of The New Republic Magazine
  Lecturer in Social Studies at Harvard University (1965-2001)
  Co-Chairman of TheStreet.com, a financial daily on the web
Other Board Memberships and Affiliations:
  Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education, Director
  Harvard Center for Blood Research,Trustee
  Bard College,Trustee
  Board of Overseers of YIVO Institute for Jewish Research, Chairman
No. of Portfolios for which Board Member Serves: 22

———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member

Rosalind Gersten Jacobs, Emeritus Board Member

30

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since
March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice
President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since
March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Assistant General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since February 1991.

The Portfolio 31

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer
since August 2003.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 48 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 196 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

32

For More Information

Dreyfus Variable Investment Fund,
International Equity Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser
Newton Capital Management Limited
160 Queen Victoria Street
London, EC4V 4LA
England

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-554-4611 or 516-338-3300

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Servicing

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies relating to portfolio securities, and information regarding how the portfolio voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E P O R T F O L I O

2	Letter from the Chairman
3	Discussion of Performance
6	Portfolio Performance
8	Understanding Your Portfolio’s Expenses
8	Comparing Your Portfolio’s Expenses
With Those of Other Funds
9	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
19	Financial Highlights
21	Notes to Financial Statements
28	Report of Independent Registered
Public Accounting Firm
29	Important Tax Information
30	Board Members Information
32	Officers of the Fund
F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Variable Investment Fund,

International Value Portfolio

The Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, International Value Portfolio, covering the 12-month period from January 1, 2005, through December 31, 2005. Inside, you’ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, D. Kirk Henry.

International stocks generally produced higher returns than their U.S. counterparts in 2005. Low interest rates and corporate restructuring in Europe and Japan helped buoy stock prices in the developed markets, and rising global demand for natural resources supported returns in the emerging markets. However, a strengthening U.S. dollar relative to most major foreign currencies eroded some of these gains for U.S. investors.

We expect the global economy to continue its expansion in 2006. Low real interest rates in Asia should support regional growth, while Japan appears to be emerging from its long recession. Europe seems poised for better economic times after several years of sluggish growth, and emerging markets in Eastern Europe and Latin America may continue to benefit from greater fiscal stability. Risks in the new year include the possibility of a slowdown in China, where a robust economy has fueled demand for exports from other nations.

As always, we encourage you to speak with your financial consultant about how these and other market forces may affect your investments. Thank you for your continued confidence and support.

The Dreyfus Corporation January 17, 2006
2

DISCUSSION OF PERFORMANCE

D. Kirk Henry, Senior Portfolio Manager

How did Dreyfus Variable Investment Fund, International Value Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2005, the portfolio produced total returns of 11.89% for its Initial shares and 11.69% for its Service shares.1 This compares with a 13.54% return for the portfolio’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), for the same period.2

We attribute the international stock market’s overall performance to steady global economic growth and improved corporate earnings, which helped support higher stock prices for many international companies during the reporting period. The portfolio’s returns trailed its benchmark, primarily due to its emphasis on Japanese information technology stocks at a time when the country’s industrial conglomerates and capital good companies delivered stronger gains.

What is the portfolio’s investment approach?

The portfolio seeks long-term capital growth.To pursue this goal, we normally invest at least 80% of the portfolio’s assets in stocks.We ordinarily invest most of the portfolio’s assets in securities of foreign companies which we consider to be value companies.The portfolio’s stock investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings or shortly thereafter.We may invest in companies of any size, and may also invest in companies located in emerging markets.

The portfolio’s investment approach is value-oriented and research-driven. In selecting stocks, we identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection rather than economic and industry trends, the portfolio focuses on three key factors: value, or how a stock is valued relative to its intrinsic worth based on traditional value measures; business health, or overall efficiency and profitability as measured by return on assets and

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

return on equity; business momentum, or the presence of a catalyst (such as corporate restructuring, change in management or spin-off) that potentially will trigger a price increase near term or midterm.

What other factors influenced the portfolio’s performance?

International stock markets posted generally positive returns during the reporting period, due to productivity gains among corporations, continued economic expansion in the U.S. and parts of Asia, and low inflation and interest rates. Japan rallied on a more favorable outlook for domestic consumption. Corporate restructuring and merger activity helped support investor sentiment in parts of Europe.

Among the most impressive stories of 2005 was the economic rebound in Japan during the second half of the year.On the heels of major reforms of its banking system, rising employment and improved local sentiment has sparked a turnaround in domestic consumption, helping boost many retail and financial stocks. In addition, the country has benefited from rising exports. In fact, Japan led the developed international markets during the fourth quarter of 2005. However, the portfolio’s emphasis on electric component manufacturers, which lagged due to increased competition from Chinese companies, and light exposure to better-performing financial and capital good companies contributed to the portfolio’s underper-formance relative to the MSCI EAFE Index.

In addition, oil prices weighed heavily on the portfolio’s specialty chemical and paper companies. Producers have been reluctant to pass higher energy costs on to the consumer.As a result, profit margins have declined over the near term.

On the other hand, the portfolio achieved relatively strong gains in the United Kingdom, mainly by avoiding local retailers, and taking advantage of opportunities in industrials, energy and materials. Performance was also relatively strong in Italy and Spain, where we avoided telecommunications companies that were making what we believed to be expensive acquisitions.The portfolio delivered attractive results from a handful of Japanese banks that rebounded in the wake of long-awaited banking reforms.To a lesser degree, several Italian banks also fared well.

4

The portfolio also achieved impressive results in the emerging markets, where steady global economic growth triggered greater demand for developing countries’ exports of oil, iron and other natural resources. Brazilian oil company Petroleo Brasileiro posted attractive returns in 2005. Another clear winner in the emerging markets included Korea Electric Power,which benefited from the growing demand for electricity.

What is the portfolio’s current strategy?

As of the end of the reporting period, we have found a number of attractively valued investment opportunities in Europe, most notably in Germany where companies are focused on restructuring. In Japan, we continue to find opportunities in domestically oriented companies across several industries, including paper, finance, and housing. As always, we have continued to look for stocks with strong underlying fundamentals that may have been overlooked by investors and therefore are selling at discounted prices.

January 17, 2006
Investing in foreign companies involves special risks, including changes in currency rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity. An investment in this fund should be considered only as a supplement to an overall investment program.
The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term
goals.The investment objective and policies of Dreyfus Variable Investment Fund, International
Value Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of certain portfolio expenses by The Dreyfus Corporation pursuant to an agreement in effect through December 31, 2006, at which time it may be extended, terminated or modified.
Had these expenses not been absorbed, the portfolio’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe, Australasia, Far
East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries.

The Portfolio 5

Average Annual Total Returns as of 12/31/05
	Inception			From
	Date	1 Year	5 Years	Inception

Initial shares	5/1/96	11.89%	6.88%	7.97%
Service shares	5/1/96	11.69%	6.83%	7.94%

The data for Service shares includes the results of Initial shares for the period prior to December 31, 2000
(inception date of Service shares). Actual Service shares’ average annual total return and hypothetical growth results would have been lower. See notes below.
† Source: Lipper Inc.
Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Variable Investment
Fund, International Value Portfolio on 5/1/96 (inception date of Initial shares) to a $10,000 investment made in the
Morgan Stanley Capital International Europe, Australasia, Far East Index (the “Index”) on that date.

6

The portfolio’s Initial shares are not subject to a Rule 12b-1 fee.The portfolio’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.The performance figures for Service shares reflect the performance of the portfolio’s Initial shares from their inception date through December 30, 2000, and the performance of the portfolio’s Service shares from December 31, 2000 (inception date of Service shares) to December 31, 2005 (blended performance figures).The performance figures for each share class reflect certain expense reimbursements, without which the performance of each share class would have been lower. In addition, the blended performance figures have not been adjusted to reflect the higher operating expenses of the Service shares. If these expenses had been reflected, the blended performance figures would have been lower. All dividends and capital gain distributions are reinvested.

The portfolio’s performance shown in the line graph takes into account all applicable portfolio fees and expenses (after any expense reimbursements).The Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested.The Index does not take into account charges, fees and other expenses. Further information relating to portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Portfolio 7

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor,you pay ongoing expenses,such as management fees and other expenses.Using the information below,you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses,including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, International Value Portfolio from July 1, 2005 to December 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2005
	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 5.91	$ 7.19
Ending value (after expenses)	$1,132.00	$1,130.00

COMPARING YOUR PORTFOLIO’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended December 31, 2005

	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 5.60	$ 6.82
Ending value (after expenses)	$1,019.66	$1,018.45

† Expenses are equal to the portfolio’s annualized expense ratio of 1.10% for Initial shares and 1.34% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS December 31, 2005
Common Stocks—97.1%	Shares	Value ($)

Australia—1.7%
Amcor	219,726	1,204,753
National Australia Bank	58,436	1,389,702
		2,594,455
Belgium—.9%
Fortis	42,650	1,356,504
Brazil—.9%
Petroleo Brasileiro, ADR	12,520	892,300
Telecomunicacoes Brasileiras, ADR	14,830	509,411
		1,401,711
Finland—1.6%
M-real, Cl. B	166,500	831,071
Nokia	17,200	314,317
Nokia, ADR	17,530	320,799
UPM-Kymmene	48,378	947,588
		2,413,775
France—10.1%
BNP Paribas	18,050	1,459,241
Carrefour	52,410	2,453,586
Credit Agricole	45,370	1,427,989
France Telecom	89,720	2,227,476
Lafarge	8,710	782,966
Sanofi-Aventis	21,290	1,863,454
Thomson	46,690	977,481
Total	9,780	2,454,684
Valeo	37,458	1,391,630
		15,038,507
Germany—8.9%
Allianz	6,400	968,571
Deutsche Bank	15,910	1,541,223
Deutsche Lufthansa	83,937	1,241,008
Deutsche Post	101,690	2,468,124
Deutsche Telekom	78,230	1,300,978
E.ON	9,229	954,719

The Portfolio 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Germany (continued)
Hannover Rueckversicherung	34,760	1,226,846
Infineon Technologies	134,860 [a]	1,233,031
Medion	9,600	131,830
Metro	15,430	744,442
Schering	6,580	440,119
Volkswagen	18,950	1,001,684
		13,252,575
Greece—.5%
Public Power	33,110	722,940
Hong Kong—1.2%
Bank of East Asia	455,411	1,374,427
Citic Pacific	171,400	473,071
		1,847,498
Ireland—1.3%
Bank of Ireland	122,176	1,921,980
Italy—3.6%
Banco Popolare di Verona e Novara	26,710	539,917
Benetton Group	51,000	580,305
ENI	60,395	1,673,727
Finmeccanica	21,770	421,005
UniCredito Italiano	276,970	1,906,633
Unipol	109,050	305,822
		5,427,409
Japan—26.6%
77 Bank	133,500	1,013,480
Aeon	40,000	1,016,734
Aiful	7,212	601,891
Ajinomoto	38,000	388,613
Astellas Pharma	19,200	748,316
Canon	27,900	1,631,095
Dentsu	407	1,324,194
Fuji Heavy Industries	106,900	579,674
Fuji Photo Film	61,300	2,025,588
Funai Electric	9,800	1,083,584

10

Common Stocks (continued)	Shares	Value ($)

Japan (continued)
JS Group	52,800	1,055,776
Kao	47,200	1,263,732
KDDI	333	1,918,577
Kuraray	83,900	868,679
Mabuchi Motor	19,800	1,098,835
Matsumotokiyoshi	13,000	410,845
Minebea	117,800	627,801
Mitsubishi UFJ Financial Group	80	1,084,516
Murata Manufacturing	7,400	474,001
Nippon Express	335,500	2,043,842
Nippon Paper Group	142	567,880
Nissan Motor	199,600	2,020,945
ORIX	2,700	687,439
Ricoh	74,300	1,299,975
Rinnai	40,400	956,729
Rohm	19,400	2,108,892
Sekisui Chemical	159,300	1,077,072
Sekisui House	97,400	1,224,669
Shin-Etsu Chemical	15,000	796,865
Shinsei Bank	167,000	964,999
Skylark	58,100	925,465
Sohgo Security Services	21,794	333,304
Sumitomo Bakelite	47,300	390,343
Sumitomo Chemical	36,300	249,125
Sumitomo Mitsui Financial Group	211	2,234,696
Takefuji	24,070	1,633,558
TDK	2,600	179,098
Toyoda Gosei	35,900	699,598
		39,610,425
Mexico—1.2%
Coca-Cola Femsa, ADR	33,400	902,134
Telefonos de Mexico, ADR	33,372	823,621
		1,725,755

The Portfolio 11

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Netherlands—6.6%
ABN AMRO Holding	43,838	1,145,401
Aegon	77,783	1,265,024
Heineken	58,609	1,856,463
Koninklijke Philips Electronics	54,850	1,703,010
Royal Dutch Shell, Cl. A	66,995	2,042,851
VNU	15,290	506,561
Wolters Kluwer	62,365	1,259,912
		9,779,222
Portugal—.7%
Energias de Portugal	328,560	1,010,414
Singapore—1.9%
DBS Group Holdings	173,930	1,725,807
United Overseas Bank	120,600	1,058,849
		2,784,656
South Africa—1.8%
Anglo American	54,885	1,868,328
Nedbank Group	53,020	838,791
		2,707,119
South Korea—1.6%
Korea Electric Power, ADR	32,340	630,307
KT, ADR	38,300	825,365
SK Telecom, ADR	46,170	936,789
		2,392,461
Spain—2.4%
Banco Sabadell	19,620	514,257
Banco Santander Central Hispano	33,350	439,827
Endesa	27,530	723,538
Gamesa Corp Tecnologica	12,500	182,743
Repsol YPF	22,530	657,418
Repsol YPF, ADR	35,340	1,039,349
		3,557,132
Sweden—.8%
Svenska Cellulosa, Cl. B	32,140	1,200,611

12

Common Stocks (continued)	Shares	Value ($)

Switzerland—6.3%
Ciba Specialty Chemicals	27,896	1,802,889
Clariant	51,460	757,110
Lonza Group	5,970	364,954
Nestle	5,215	1,558,314
Novartis	31,970	1,678,474
Swiss Reinsurance	22,090	1,615,768
UBS	17,700	1,683,600
		9,461,109
Taiwan—.6%
United Microelectronics, ADR	293,299	915,093
United Kingdom—15.9%
BAA	106,466	1,148,239
BAE Systems	74,066	486,353
Barclays	154,320	1,621,874
Boots Group	149,676	1,557,619
BP	195,566	2,082,273
BT Group	207,116	793,570
Centrica	396,950	1,739,417
Diageo	99,234	1,438,084
GKN	107,734	533,702
GlaxoSmithKline	97,100	2,453,549
HSBC Holdings	81,774	1,312,353
J Sainsbury	145,258	787,678
Marks & Spencer Group	54,768	475,742
Rexam	58,165	508,252
Royal Bank of Scotland Group	85,463	2,579,936
Trinity Mirror	10,800	106,447
Unilever	160,103	1,587,642
Vodafone Group	1,189,978	2,568,836
		23,781,566
Total Common Stocks
(cost $123,282,284)		144,902,917

The Portfolio 13

STATEMENT OF INVESTMENTS (continued)
	Principal
Short-Term Investment—1.7%	Amount ($)	Value ($)

U.S. Treasury Bill;
3.66%, 3/2/2006
(cost $2,516,555)	2,532,000	2,516,251

Total Investments (cost $125,798,839)	98.8%	147,419,168
Cash and Receivables (Net)	1.2%	1,823,687
Net Assets	100.0%	149,242,855

ADR—American Depository Receipts. [a] Non-income producing.
Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Banking	15.6	Chemicals	3.2
Financial Services	7.9	Electronic Components
Telecommunications	6.7	and Instruments	3.2
Food and Household Products	5.7	Forest and Paper Products	3.2
Energy	5.4	Miscellaneous	3.0
Heath Care	4.5	Other	33.6
Transportation	3.4
Utilities	3.4		98.8

† Based on net assets.
See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	125,798,839	147,419,168
Cash		481,193
Cash denominated in foreign currencies	1,851,347	1,845,217
Receivable for investment securities sold		735,775
Dividends receivable		330,013
Receivable for shares of Beneficial Interest subscribed		282,377
Unrealized appreciation on forward
currency exchange contracts—Note 4		32
Prepaid expenses		1,259
		151,095,034

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		140,214
Payable for investment securities purchased		1,180,210
Payable for shares of Beneficial Interest redeemed		482,822
Unrealized depreciation on forward
currency exchange contracts—Note 4		166
Accrued expenses		48,767
		1,852,179

Net Assets ($)		149,242,855

Composition of Net Assets ($):
Paid-in capital		114,262,438
Accumulated undistributed investment income—net		1,875,213
Accumulated net realized gain (loss) on investments		11,494,474
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		21,610,730

Net Assets ($)		149,242,855

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	94,988,155	54,254,700
Shares Outstanding	5,432,178	3,105,458

Net Asset Value Per Share ($)	17.49	17.47

See notes to financial statements.

The Portfolio 15

STATEMENT OF OPERATIONS Year Ended December 31, 2005
Investment Income ($):
Income:
Cash dividends (net of $330,204 foreign taxes withheld at source)	3,343,484
Interest	78,434
Total Income	3,421,918
Expenses:
Investment advisory fee—Note 3(a)	1,351,536
Custodian fees	183,784
Distribution fees—Note 3(b)	107,586
Professional fees	32,113
Prospectus and shareholders’ reports	21,131
Trustees’ fees and expenses—Note 3(c)	9,846
Shareholder servicing costs—Note 3(b)	6,287
Loan commitment fees—Note 2	680
Registration fees	425
Miscellaneous	17,950
Total Expenses	1,731,338
Less—waiver of fees due to
undertaking—Note 3(a)	(22,937)
Less—reduction in custody fees
due to earnings credits—Note 1(c)	(44,118)
Net Expenses	1,664,283
Investment Income—Net	1,757,635

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	14,233,455
Net realized gain (loss) on forward currency exchange contracts	(139,718)
Net Realized Gain (Loss)	14,093,737
Net unrealized appreciation (depreciation) on investments
and foreign currency transactions	(669,066)
Net Realized and Unrealized Gain (Loss) on Investments	13,424,671
Net Increase in Net Assets Resulting from Operations	15,182,306

See notes to financial statements.
16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2005	2004

Operations ($):
Investment income—net	1,757,635	865,155
Net realized gain (loss) on investments	14,093,737	7,632,545
Net unrealized appreciation
(depreciation) on investments	(669,066)	9,969,437
Net Increase (Decrease) in Net Assets
Resulting from Operations	15,182,306	18,467,137

Dividends to Shareholders from ($):
Investment income—net:
Initial shares	—	(870,666)
Service shares	—	(257,284)
Net realized gain on investments:
Initial shares	(1,331,789)	(1,271,294)
Service shares	(527,874)	(468,090)
Total Dividends	(1,859,663)	(2,867,334)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial shares	37,251,329	40,833,715
Service shares	25,773,157	28,518,845
Dividends reinvested:
Initial shares	1,331,789	2,141,960
Service shares	527,874	725,374
Cost of shares redeemed:
Initial shares	(40,886,960)	(25,431,592)
Service shares	(10,908,937)	(5,117,977)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	13,088,252	41,670,325
Total Increase (Decrease) in Net Assets	26,410,895	57,270,128

Net Assets ($):
Beginning of Period	122,831,960	65,561,832
End of Period	149,242,855	122,831,960
Undistributed (distributions in excess of)
investment income—net	1,875,213	(31,947)

The Portfolio 17

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Year Ended December 31,

	2005	2004

Capital Share Transactions:
Initial Shares
Shares sold	2,332,353	2,873,243
Shares issued for dividends reinvested	85,481	140,767
Shares redeemed	(2,584,421)	(1,762,671)
Net Increase (Decrease) in Shares Outstanding	(166,587)	1,251,339

Service Shares
Shares sold	1,598,408	1,966,357
Shares issued for dividends reinvested	33,860	47,425
Shares redeemed	(677,869)	(357,787)
Net Increase (Decrease) in Shares Outstanding	954,399	1,655,995

See notes to financial statements.
18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

		Year Ended December 31,

Initial Shares	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	15.85	13.54	10.04	11.56	13.52
Investment Operations:
Investment income—net [a]	.22	.16	.12	.12	.12
Net realized and unrealized
gain (loss) on investments	1.64	2.54	3.51	(1.53)	(1.90)
Total from Investment Operations	1.86	2.70	3.63	(1.41)	(1.78)
Distributions:
Dividends from investment income—net	—	(.16)	(.13)	(.11)	(.11)
Dividends from net realized
gain on investments	(.22)	(.23)	—	—	—
Dividends in excess of net
realized gain on investments	—	—	—	—	(.07)
Total Distributions	(.22)	(.39)	(.13)	(.11)	(.18)
Net asset value, end of period	17.49	15.85	13.54	10.04	11.56

Total Return (%)	11.89	20.02	36.36	(12.23)	(13.22)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.20	1.25	1.49	1.47	1.60
Ratio of net expenses
to average net assets	1.17	1.24	1.41	1.40	1.40
Ratio of net investment income
to average net assets	1.39	1.08	1.11	1.10	.97
Portfolio Turnover Rate	54.32	44.05	107.73	47.18	49.34

Net Assets, end of period ($ x 1,000)	94,988	88,713	58,849	27,549	21,602

[a] Based on average shares outstanding at each month end.
See notes to financial statements.

The Portfolio 19

FINANCIAL HIGHLIGHTS (continued)
		Year Ended December 31,

Service Shares	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	15.86	13.56	10.06	11.58	13.52
Investment Operations:
Investment income—net [a]	.18	.06	.14	.12	.05
Net realized and unrealized
gain (loss) on investments	1.65	2.62	3.49	(1.54)	(1.81)
Total from Investment Operations	1.83	2.68	3.63	(1.42)	(1.76)
Distributions:
Dividends from investment income—net	—	(.15)	(.13)	(.10)	(.11)
Dividends from net realized
gain on investments	(.22)	(.23)	—	—	—
Dividends in excess of net
realized gain on investments	—	—	—	—	(.07)
Total Distributions	(.22)	(.38)	(.13)	(.10)	(.18)
Net asset value, end of period	17.47	15.86	13.56	10.06	11.58

Total Return (%)	11.69	19.83	36.28	(12.25)	(13.07)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.45	1.49	1.75	1.66	1.99
Ratio of net expenses
to average net assets	1.36	1.39	1.41	1.40	1.40
Ratio of net investment income
to average net assets	1.10	.44	1.29	1.07	.44
Portfolio Turnover Rate	54.32	44.05	107.73	47.18	49.34

Net Assets, end of period ($ x 1,000)	54,255	34,119	6,713	4,441	2,148

[a] Based on average shares outstanding at each month end.
See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering twelve series, including the International Value Portfolio (the “portfolio”). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series. The portfolio’s investment objective is long-term capital growth.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the portfolio’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (continued)

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

22

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The portfolio has an arrangement with the custodian bank whereby the portfolio receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the portfolio includes net earnings credits as an expense offset in the Statement of Operations.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy

The Portfolio 23

NOTES TO FINANCIAL STATEMENTS (continued)

of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $5,531,231, undistributed capital gains $9,650,856 and unrealized appreciation $19,798,330.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2005 and December 31, 2004 were as follows: ordinary income $639,526 and $1,127,950 and long-term capital gains $1,220,137 and $1,739,384, respectively.

During the period ended December 31, 2005, as a result of permanent book to tax differences, primarily due to the tax treatment for passive foreign investment companies and foreign currency transactions, the portfolio increased accumulated undistributed investment income-net by $149,525 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowing. During the period ended December 31, 2005, the portfolio did not borrow under the Facility.

24

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of 1% of the value of the portfolio’s average daily net assets and is payable monthly.

The Manager has agreed, from January 1, 2005 to December 31, 2006, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of 1.40% of the value of the average daily net assets of their class. During the period ended December 31, 2005, the Manager waived receipt of fees of $22,937, pursuant to the undertaking.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2005, Service shares were charged $107,586 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2005, the portfolio was charged $357 pursuant to the transfer agency agreement.

During the period ended December 31, 2005, the portfolio was charged $3,762 for services performed by the Chief Compliance Officer.

The Portfolio 25

NOTES TO FINANCIAL STATEMENTS (continued)

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: investment advisory fees $126,861, Rule 12b-1 distribution plan fees $11,467, chief compliance officer fees $1,858 and transfer agency per account fees $28.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended December 31, 2005, amounted to $79,699,890 and $70,460,652, respectively.

The portfolio enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The portfolio realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates.The portfolio is also exposed to credit risk associated with counterparty nonperformance on these forward currency

26

exchange contracts which is typically limited to the unrealized gain on each open contract.The following summarizes open forward currency exchange contracts at December 31, 2005:

	Foreign			Unrealized
Forward Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)

Purchases:
Australian Dollar,
expiring 1/4/2006	63,499	46,576	46,608	32
British Pound,
expiring 1/4/2006	350,000	602,140	602,035	(105)
Sales;		Proceeds ($)
Swiss Franc,
expiring 1/4/2006	25,089	19,015	19,076	(61)
Total				(134)

At December 31, 2005, the cost of investments for federal income tax purposes was $127,611,239; accordingly, accumulated net unrealized appreciation on investments was $19,807,929, consisting of $23,213,663 gross unrealized appreciation and $3,405,734 gross unrealized depreciation.

The Portfolio 27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund, International Value Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, International Value Portfolio (one of the funds comprising Dreyfus Variable Investment Fund) as of December 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, International Value Portfolio at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U. S. generally accepted accounting principles.

New York, New York February 6, 2006
28

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the portfolio elects to provide each shareholder with their portion of the portfolio’s foreign taxes paid and the income sourced from foreign countries.Accordingly, the portfolio hereby makes the following designations regarding its fiscal year ended December 31, 2005:

—the total amount of taxes paid to foreign countries was $307,521.

—the total amount of income sourced from foreign countries was $2,860,804.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2005 calendar year with Form 1099-DIV which will be mailed by January 31, 2006.

Also the portfolio hereby designates $.1429 per share as a long-term capital gain distribution of the $.2178 per share paid on March 30, 2005.

The Portfolio 29

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-
related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 193
———————
David P. Feldman (66)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• BBH Mutual Funds Group (11 funds), Director
• The Jeffrey Company, a private investment company, Director
• QMED, a medical device company, Director
No. of Portfolios for which Board Member Serves: 58
———————
James F. Henry (75)
Board Member (1990)
Principal Occupation During Past 5 Years:
• President, CPR Institute for Dispute Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2003)
No. of Portfolios for which Board Member Serves: 22

30

Dr. Paul A. Marks (79)
Board Member (1990)
Principal Occupation During Past 5 Years:
• President, Emeritus (2000-present) and President and Chief Executive Officer of Memorial
Sloan-Kettering Cancer Center (Retired 1999)
Other Board Memberships and Affiliations:
• Pfizer, Inc., a pharmaceutical company, Director-Emeritus
• Lazard Freres & Company, LLC, Senior Adviser
• Carrot Capital Health Care Ventures, Advisor
• Armgo-Start-Up Biotech; Board of Directors
• Nanoviricide, Board Director
• PTC, Scientific Advisory Board
No. of Portfolios for which Board Member Serves: 22
———————
Dr. Martin Peretz (66)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Editor-in-Chief of The New Republic Magazine
• Lecturer in Social Studies at Harvard University (1965-2001)
• Co-Chairman of TheStreet.com, a financial daily on the web
Other Board Memberships and Affiliations:
• Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education, Director
• Harvard Center for Blood Research,Trustee
• Bard College,Trustee
• Board of Overseers of YIVO Institute for Jewish Research, Chairman
No. of Portfolios for which Board Member Serves: 22
———————
Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board
Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
John M. Fraser, Jr., Emeritus Board Member
Rosalind Gersten Jacobs, Emeritus Board Member

The Portfolio 31

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since February 1991.

32

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 48 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 196 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

The Portfolio 33

For More	Information

Dreyfus Variable	Transfer Agent &
Investment Fund,	Dividend Disbursing Agent
International Value Portfolio
Dreyfus Transfer, Inc.
200 Park Avenue
200 Park Avenue
New York, NY 10166
New York, NY 10166

Investment Adviser	Distributor
The Dreyfus Corporation
Dreyfus Service Corporation
200 Park Avenue
200 Park Avenue
New York, NY 10166
New York, NY 10166
Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Telephone 1-800-554-4611 or 516-338-3300

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Servicing

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies relating to portfolio securities, and information regarding how the portfolio voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E P O R T F O L I O

2	Letter from the Chairman
3	Discussion of Performance
6	Portfolio Performance
8	Understanding Your Portfolio’s Expenses
8	Comparing Your Portfolio’s Expenses
With Those of Other Funds
9	Statement of Investments
24	Statement of Assets and Liabilities
25	Statement of Operations
26	Statement of Changes in Net Assets
28	Financial Highlights
30	Notes to Financial Statements
40	Report of Independent Registered
Public Accounting Firm
41	Important Tax Information
42	Board Members Information
44	Officers of the Fund
F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Variable Investment Fund,
Limited Term High Yield Portfolio

The Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Limited Term High Yield Portfolio, covering the 12-month period from January 1, 2005, through December 31, 2005. Inside, you’ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the primary portfolio manager, Jonathan Uhrig.

Most sectors of the taxable fixed-income marketplace shrugged off bad news and responded to more positive factors in 2005. Although short-term interest rates rose by 200 basis points due to eight consecutive increases by the Federal Reserve Board during the year, the yield of the 10-year U.S. Treasury security ended the year only 17 basis points higher than where it began. Analysts generally attribute the bond market’s resilience to low inflation and robust investor demand, especially from overseas investors.

We expect the U.S. economy to continue its moderate expansion in 2006, while inflation should stay low and investor demand for income-producing securities should remain high. Risks in the new year include uncertainty regarding Fed policy under a new chairman and the possibility of continued turmoil in the automotive sector, including some of the corporate bond market’s largest issuers.

As always, we encourage you to speak with your financial consultant about how these and other market forces may affect your investments. Thank you for your continued confidence and support.

The Dreyfus Corporation January 17, 2006
2

DISCUSSION OF PERFORMANCE

Jonathan Uhrig, Portfolio Manager

How did Dreyfus Variable Investment Fund, Limited Term High Yield Portfolio perform during the period?

For the 12-month period ended December 31, 2005, the portfolio’s Initial shares achieved a total return of 2.42%, and its Service shares achieved a total return of 2.34% . The portfolio generated aggregate income dividends of $0.49 for Initial shares and $0.48 for Service shares.1 In comparison, the Merrill Lynch U.S. High Yield Master II Constrained Index (the “Merrill Lynch Constrained Index”) achieved a total return of 2.76% for the same period.2 The fund’s previous benchmark, the Merrill Lynch High Yield Master II Index, achieved a total return of 2.74% for the same period.3

Effective September 23, 2005, the fund adopted a new benchmark, the Merrill Lynch U.S. High Yield Master II Constrained Index.The Merrill Lynch Constrained Index is similar to the previous benchmark, except the Merrill Lynch Constrained Index is capitalization-weighted, and restricts the weighting of any individual issue to 2%.

High-yield bonds produced moderately positive total returns during 2005 as supportive factors, such as a growing economy and low default rates, were offset by concerns regarding problems in the automotive industry and an increase in highly leveraged financing transactions.The portfolio produced slightly lower returns than both indices, which we attribute in part to its transition early in the year to an investment process utilized by the current management team. In addition, portfolio fees and expenses are not reflected in either benchmark’s performance.

What is the portfolio’s investment approach?

The portfolio seeks to maximize total return consisting of capital appreciation and current income. To pursue this goal, we normally invest at least 80% of the portfolio’s assets in fixed-income securities rated below investment-grade (“high yield” or “junk” bonds).We may invest in various types of fixed-income securities, including corporate bonds and notes, mortgage-related securities, asset-backed securities, zero coupon securities, inflation-indexed bonds, convertible securities, preferred stocks and other debt securities of U.S. and foreign issuers.

In choosing securities, we seek to capture higher yields offered by junk bonds, while managing credit risk and the volatility caused by inter-

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

est-rate movements. We reduce interest-rate risk by maintaining an average effective portfolio maturity of 5.5 years or less, although there is no limit on the maturity of individual securities.

Our investment process is based on fundamental credit research.We look at a variety of factors when assessing a potential investment, including the company’s financial strength, the state of the industry or sector it belongs to, the long-term fundamentals of that industry or sector, the company’s management, and whether there is sufficient equity value in the company.

What other factors influenced the portfolio’s performance?

The general tenor of news in the bond market took a turn for the worse in 2005. Higher short-term interest rates, a series of headline-grabbing financial problems in the U.S. automotive industry; the high-profile bankruptcies of energy utility Calpine Generating, financial services company REFCO and auto parts supplier Delphi Automotive; and ongoing weakness in the airline industry contributed to nervousness among fixed-income investors. In addition, the investment-grade corporate bond market encountered credit issues when a number of companies, frustrated by lagging stock market valuations, pursued leveraged financing transactions or outright sales that harmed prices of covenant-free debt issues.

These negative influences were balanced to a significant degree by more positive factors. Steady economic expansion and low inflation helped support business conditions, and default rates generally stayed low. In addition, demand remained high for securities producing competitive levels of current income, while the supply of newly issued high-yield bonds declined, supporting prices. As a result, high-yield bonds generally ended a challenging year with positive total returns.

During much of the year, we repositioned the portfolio to have less exposure to lower-rated high-yield credits, concentrating primarily on investments with “single-B” and “double-B” credit ratings.This change proved to be beneficial for performance, as the upper and middle credit-rating tiers generally outperformed the lower tier.

The high-yield market achieved relatively strong returns from the fixed-line telecommunications, banks, wireless telecommunications, railroads and insurance sectors. The automotive, auto parts and suppliers, airlines, and paper and forest products areas generally lagged the averages for the overall one-year period in 2005.The fund benefited from its relatively heavy exposure to wireless telecommunications

4

companies and its underweighted positions in the airlines, automotive and paper and forest products sectors. In addition, the portfolio avoided the full brunt of weakness stemming from the bankruptcy of Calpine, which composed a substantially larger portion of both indices relative to that of the portfolio.

What is the portfolio’s current strategy?

As of year-end, conditions in the high-yield market appear to be favorable.The seemingly relentless search for yield by investors has shown few signs of easing, high-yield default rates are projected by major rating agencies to remain roughly unchanged in 2006, and supply-and-demand factors generally have remained positive. However, we remain cautious given the recent shift in corporate financing activity toward transactions that seem to benefit stockholders over bondholders, and seek to maintain the portfolio’s focus on securities with credit ratings at the higher end of the high-yield range. Of course, there can be no guarantees given for any markets’ future performance, but in our view, the key to positive performance in 2006 may be efficient credit management and risk control.

January 17, 2006

The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of these portfolios directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term
goals.The investment objective and policies of Dreyfus Variable Investment Fund, Limited Term
High Yield Portfolio may be similar to other funds/portfolios managed or advised by Dreyfus.
However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of certain portfolio expenses by The Dreyfus Corporation pursuant to an agreement that was in effect through December 31, 2006, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the portfolio’s returns would have been lower.
[2]	SOURCE: BLOOMBERG — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Merrill Lynch U.S. High Yield Master II Constrained Index is an
unmanaged performance benchmark composed of U.S. dollar-denominated domestic and Yankee bonds rated below investment grade with at least $100 million par amount outstanding and at least one year remaining to maturity. Bonds are capitalization-weighted.Total allocations to an issuer are capped at 2%.
[3]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Merrill Lynch High Yield Master II Index is an unmanaged performance benchmark composed of U.S. domestic and Yankee bonds rated below investment grade with at least $100 million par amount outstanding and greater than or equal to one year to maturity.

The Portfolio 5

Average Annual Total Returns as of 12/31/05
	Inception			From
	Date	1 Year	5 Years	Inception

Initial shares	4/30/97	2.42%	4.37%	2.41%
Service shares	4/30/97	2.34%	4.35%	2.40%

The data for Service shares includes the results of Initial shares for the period prior to December 31, 2000
(inception date of Service shares). Actual Service shares’ average annual total return and hypothetical growth results would have been lower. See notes below.
† Source: Lipper Inc.
†† Source: Bloomberg L.P.
Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Variable Investment
Fund, Limited Term High Yield Portfolio on 4/30/97 (inception date of Initial shares) to a $10,000 investment made in the Merrill Lynch U.S. High Yield Master II Constrained Index (the “Merrill Lynch Constrained Index”) and the
Merrill Lynch High Yield Master II Index (the “Merrill Lynch Index”) on that date.

6

On September 23, 2005, the fund’s benchmark was changed to the Merrill Lynch Constrained Index from the Merrill Lynch Index because the former is expected to more accurately reflect the asset composition of the fund’s portfolio. The portfolio’s Initial shares are not subject to a Rule 12b-1 fee.The portfolio’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.The performance figures for Service shares reflect the performance of the portfolio’s Initial shares from their inception date through December 30, 2000, and the performance of the portfolio’s Service shares from December 31, 2000 (inception date of Service shares) to December 31, 2005 (blended performance figures).The performance figures for each share class reflect certain expense reimbursements, without which the performance of each share class would have been lower. In addition, the blended performance figures have not been adjusted to reflect the higher operating expenses of the Service shares. If these expenses had been reflected, the blended performance figures would have been lower. All dividends and capital gain distributions are reinvested.

The portfolio’s performance shown in the line graph takes into account all applicable portfolio fees and expenses (after any expense reimbursements).The Merrill Lynch Constrained Index is an unmanaged performance benchmark composed of U.S. dollar-denominated domestic and Yankee bonds rated below investment grade with at least $100 million par amount outstanding and at least one year remaining to maturity. Bonds are capitalization-weighted.Total allocations to an issuer are capped at 2%.The Merrill Lynch Index is an unmanaged performance benchmark composed of U.S. domestic and Yankee bonds rated below investment grade with at least $100 million par amounts outstanding and greater than or equal to one year to maturity.The indices do not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Portfolio 7

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor,you pay ongoing expenses,such as management fees and other expenses.Using the information below,you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses,including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, Limited Term High Yield Portfolio from July 1, 2005 to December 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2005
	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 4.59	$ 4.59
Ending value (after expenses)	$1,022.50	$1,023.10

COMPARING YOUR PORTFOLIO’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended December 31, 2005

	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 4.58	$ 4.58
Ending value (after expenses)	$1,020.67	$1,020.67

† Expenses are equal to the portfolio’s annualized expense ratio of .90% for Initial shares and .90% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS December 31, 2005
	Principal
Bonds and Notes—93.7%	Amount [a]		Value ($)

Advertising—.2%
RH Donnelley Financial,
Sr. Sub. Notes, 10.875%, 2012	39,000	[b]	44,168
Aerospace & Defense—1.8%
Argo-Tech,
Sr. Notes, 9.25%, 2011	78,000		80,340
DRS Technologies,
Sr. Sub. Notes, 6.875%, 2013	29,000		27,876
L-3 Communications:
Conv. Bonds, 3%, 2035	35,000	[b]	34,781
Sr. Sub. Notes, 6.375%, 2015	100,000	[b]	100,250
Sr. Sub. Notes, 7.625%, 2012	75,000		79,313
Transdigm,
Sr. Sub Notes, 8.375%, 2011	155,000		163,913
			486,473
Agricultural—.2%
Alliance One International,
Notes, 11%, 2012	55,000	[b]	48,675
Airlines—.5%
Northwest Airlines,
Pass-Through Ctfs., Ser. 1996-1, 7.67%, 2015	108,335		97,861
United AirLines,
Enhanced Pass-Through Ctfs.,
Ser. 1997-1A, 4.09%, 2049	45,118	[c]	45,129
			142,990
Auto Manufacturing—.3%
Navistar International,
Sr. Notes, 7.5%, 2011	85,000	[d]	81,388
Automotive, Trucks & Parts—1.5%
Cooper-Standard Automotive,
Sr. Sub. Notes, 8.375%, 2014	35,000		26,775
Goodyear Tire & Rubber,
Sr. Notes, 9%, 2015	170,000	[b]	168,300
HLI Operating,
Sr. Notes, 10.5%, 2010	18,000	[d]	14,805
Polypore International,
Sr. Discount Notes, 0/10.5%, 2012	131,000	[e]	74,015
United Components,
Sr. Sub. Notes, 9.375%, 2013	48,000		48,000

The Portfolio 9

STATEMENT OF INVESTMENTS (continued)
	Principal
Bonds and Notes (continued)	Amount [a]		Value ($)

Automotive, Trucks & Parts (continued)
Visteon,
Sr. Notes, 8.25%, 2010	90,000		76,950
			408,845
Banking—1.3%
Chevy Chase Bank,
Sub. Notes, 6.875%, 2013	265,000		274,275
Colonial Bank of Montgomery Alabama,
Sub. Notes, 9.375%, 2011	75,000		88,156
			362,431
Building & Construction—2.8%
Asia Aluminum,
Secured Notes, 8%, 2011	34,000	[b]	33,362
Beazer Homes,
Sr. Notes, 6.875%, 2015	125,000		120,469
Compression Polymers,
Sr. Notes, 10.5%, 2013	65,000	[b]	63,375
DR Horton,
Sr. Notes, 8.5%, 2012	65,000		69,771
Goodman Global:
Sr. Notes, 7.491%, 2012	125,000	[b,f]	124,375
Sr. Sub. Notes, 7.875%, 2012	29,000	[b]	27,115
Nortek,
Sr. Sub. Notes, 8.5%, 2014	85,000		82,450
Owens Corning,
Notes, 7.7%, 2008	175,000	[c]	135,187
Standard-Pacific,
Sr. Notes, 6.5%, 2010	125,000		119,844
Texas Industries,
Sr. Notes, 7.25%, 2013	15,000	[b]	15,637
			791,585
Chemicals—4.2%
Huntsman:
Sr. Notes, 9.875%, 2009	29,000		30,740
Sr. Secured Notes, 11.625%, 2010	14,000		16,013
Huntsman ICI Chemicals,
Sr. Sub. Notes, 10.125%, 2009	239,000		247,962
Nalco,
Sr. Notes, 7.75%, 2011	50,000		51,625
Sr. Sub. Notes, 8.875%, 2013	275,000		289,437

10

	Principal
Bonds and Notes (continued)	Amount [a]		Value ($)

Chemicals (continued)
Nova Chemicals,
Sr. Notes, 6.5%, 2012	60,000	[d]	58,425
PQ,
Sr. Sub. Notes, 7.5%, 2013	20,000	[b]	18,700
Rhodia,
Sr. Notes, 10.25%, 2010	262,000		288,200
Rockwood Specialties,
Sr. Sub. Notes, 10.63%, 2011	70,000		77,087
Westlake Chemical,
Sr. Notes, 8.75%, 2011	85,000		91,375
			1,169,564
Commercial & Professional Services—1.3%
Brickman,
Sr. Sub. Notes, Ser. B, 11.75%, 2009	62,000		68,975
Corrections Corp of America,
Sr. Sub. Notes, 6.25%, 2013	175,000		174,125
Hertz:.
Sr. Notes, 8.875%, 2014	65,000	[b]	66,544
Sr. Sub. Notes, 10.5%, 2016	30,000	[b]	31,050
Williams Scotsman,
Sr. Notes, 8.5%, 2015	35,000		36,400
			377,094
Consumer Products—1.3%
Ames True Temper,
Sr. Sub. Notes, 10%, 2012	85,000	[d]	67,150
Amscan,
Sr. Sub. Notes, 8.75%, 2014	110,000	[d]	93,225
Playtex Products,
Sr. Sub. Notes, 9.375%, 2011	160,000	[d]	168,400
Rayovac,
Sr. Sub. Notes, 8.5%, 2013	32,000		28,080
			356,855
Diversified Financial Services—7.3%
BCP Crystal US,
Sr. Sub. Notes, 9.625%, 2014	155,000		173,213
CCM Merger,
Notes, 8%, 2013	70,000	[b]	67,550

The Portfolio 11

STATEMENT OF INVESTMENTS (continued)
		Principal
Bonds and Notes (continued)		Amount [a]		Value ($)

Diversified Financial Services (continued)
Consolidated Communications Illinois/Texas,
Sr. Notes, 9.75%, 2012		65,000		69,550
E*Trade Financial,
Sr. Notes, 7.375%, 2013		25,000	[b]	25,438
FINOVA,
Notes, 7.5%, 2009		150,480		53,420
Ford Motor Credit:
Global Landmark Securities, 7.375%, 2009		120,000		106,511
Notes, 5.29%, 2006		315,000	[d,f]	305,929
GMAC:
Notes, 5.125%, 2008		85,000		75,710
Notes, 7.75%, 2010		230,000	[d]	214,975
Sr. Notes, 5.375%, 2011	EUR	80,000		84,504
Glencore Funding,
Notes, 6%, 2014		100,000	[b]	94,204
K&F Acquisition,
Sr. Sub. Notes, 7.75%, 2014		35,000		35,525
Kansas City Southern Railway,
Sr. Notes, 9.5%, 2008		70,000		76,125
Leucadia National,
Sr. Notes, 7%, 2013		75,000		75,000
Nell AF SARL,
Sr. Notes, 8.375%, 2015		75,000	[b]	74,625
Noble,
Sr. Notes, 6.625%, 2015		200,000	[b]	184,546
Residential Capital:
Sr. Notes, 6.375%, 2010		205,000		208,505
Sr. Notes, 6.875%, 2015		55,000	[d]	58,544
Stena AB,
Sr. Notes, 7.5%, 2013		66,000	[d]	63,690
				2,047,564
Diversified Metals & Mining—2.4%
Consol Energy,
Notes, 7.875%, 2012		223,000		244,464
CSN Islands VIII,
Sr. Notes, 10%, 2015		85,000	[b]	95,200
Freeport-McMoRan Copper & Gold,
Sr. Notes, 6.875%, 2014		90,000		91,350
Gibraltar Industries,
Sr. Sub. Notes, 8%, 2015		60,000	[b]	60,750

12

	Principal
Bonds and Notes (continued)	Amount [a]		Value ($)

Diversified Metals & Mining (continued)
International Steel,
Sr. Notes, 6.5%, 2014	90,000	[d]	90,450
Southern Peru Copper,
Notes, 6.375%, 2015	100,000	[b]	100,068
			682,282
Electric Utilities—10.1%
AES:
Sr. Sub. Notes, 8.875%, 2011	450,000	[d]	488,812
Sr. Sub. Notes, 9.375%, 2010	75,000		82,312
Allegheny Energy Supply,
Bonds, 8.25%, 2012	346,000	[b]	391,845
CMS Energy,
Sr. Notes, 9.875%, 2007	159,000		170,925
Calpine Generating,
Secured Notes, 13.21625%, 2011	17,000	[c]	17,340
FPL Energy National Wind,
Notes, 6.125%, 2019	146,085	[b]	143,259
MSW Energy:
Notes, Ser. B, 7.375%, 2010	40,000		41,300
Secured Bonds, 8.5%, 2010	85,000		90,950
Mirant:
Sr. Notes, 7.375%, 2013	210,000	[b]	213,412
Sr. Notes, 7.4%, 2004	100,000	[b,c,d]	124,500
Nevada Power:
First Mortgage, 6.50%, 2012	32,000		32,960
Mortgage Bonds, Ser. A, 8.25%, 2011	70,000		77,875
Notes, Ser. E, 10.875%, 2009	41,000		44,997
NRG Energy,
Sr. Secured Notes, 8%, 2013	116,000		129,920
Reliant Energy,
Sr. Secured Notes, 9.25%, 2010	270,000		271,350
Sierra Pacific Power,
Mortgage Notes, 6.25%, 2012	50,000		51,000
Sierra Pacific Resources,
Sr. Notes, 8.625%, 2014	219,000		238,051
TECO Energy,
Sr. Notes, 6.75%, 2015	40,000		41,600
TXU,
Sr. Notes, 5.55%, 2014	150,000	[d]	143,225

The Portfolio 13

STATEMENT OF INVESTMENTS (continued)
	Principal
Bonds and Notes (continued)	Amount [a]		Value ($)

Electric Utilities (continued)
Texas Genco/Financing,
Sr. Notes, 6.875%, 2014	50,000	[b]	54,375
			2,850,008
Environmental Control—1.9%
Allied Waste,
Sr. Notes, Ser. B, 8.5%, 2008	425,000		448,375
Sr. Notes, Ser. B, 9.25%, 2012	37,000		40,238
Geo Sub,
Sr. Notes, 11%, 2012	56,000		55,160
			543,773
Food & Beverages—2.3%
Agrilink Foods,
Sr. Sub. Notes, 11.875%, 2008	16,000		16,400
Corn Products International:
Sr. Notes, 8.25%, 2007	57,000		59,578
Sr. Notes, 8.45%, 2009	57,000		62,870
Del Monte,
Sr. Sub. Notes, 8.625%, 2012	62,000		66,185
Dole Foods:
Debs., 8.75%, 2013	46,000		47,610
Sr. Notes, 8.625%, 2009	49,000		50,470
Sr. Notes, 8.875%, 2011	32,000		32,960
Ingles Markets,
Sr. Sub. Notes, 8.875%, 2011	25,000		26,000
Smithfield Foods,
Sr. Notes, 7%, 2011	60,000		61,500
Stater Brothers:
Sr. Notes, 7.991%, 2010	50,000		50,250
Sr. Notes, 8.125%, 2012	170,000		169,150
			642,973
Health Care—4.2%
Beverly Enterprises,
Sr. Sub. Notes, 7.875%, 2014	57,000		61,275
Coventry Health Care,
Sr. Notes, 8.125%, 2012	115,000		122,763
DaVita,
Sr. Sub. Notes, 7.25%, 2015	100,000	[d]	101,750
Extendicare Health Services,
Sr. Notes, 9.5%, 2010	40,000		42,650

14

	Principal
Bonds and Notes (continued)	Amount [a]		Value ($)

Health Care (continued)
HCA,
Notes, 8.75%, 2010	235,000		261,084
Healthsouth,
Sr. Notes, 8.375%, 2011	120,000	[d]	122,700
Psychiatric Solutions,
Sr. Sub. Notes, 7.75%, 2015	35,000		36,312
Tenet Healthcare,
Sr. Notes, 9.875%, 2014	231,000		235,042
Triad Hospitals,
Sr. Sub. Notes, 7%, 2013	201,000		202,507
			1,186,083
Lodging & Entertainment—8.8%
AMC Entertainment,
Sr. Sub. Notes, 9.875%, 2012	70,000	[d]	68,950
Chumash Casino & Resort Enterprise,
Sr. Notes, 9.26%, 2010	40,000	[b]	42,700
Cinemark,
Sr. Discount Notes, 0/9.75%, 2014	90,000	[e]	67,050
Gaylord Entertainment,
Sr. Notes, 6.75%, 2014	65,000		64,025
Inn of the Mountain Gods Resort & Casino,
Sr. Notes, 12%, 2010	174,000		173,130
Isle of Capri Casinos,
Sr. Sub. Notes, 9%, 2012	57,000		60,562
Leslie’s Poolmart,
Sr. Notes, 7.75%, 2013	55,000		55,412
MGM Mirage,
Notes, 8.5%, 2010	129,000		140,449
Mandalay Resort,
Sr. Notes, 6.5%, 2009	127,000		129,064
Mashantucket Western Pequot Tribe,
Bonds, 5.912%, 2021	190,000	[b]	190,319
Mohegan Tribal Gaming Authority:
Sr. Notes, 6.125%, 2013	170,000		167,875
Sr. Sub. Notes, 6.375%, 2009	157,000		158,766
Sr. Sub. Notes, 8%, 2012	85,000		89,887
Park Place Entertainment:
Sr. Sub. Notes, 7.875%, 2010	79,000		85,320
Sr. Sub. Notes, 8.875%, 2008	321,000		347,884

The Portfolio 15

STATEMENT OF INVESTMENTS (continued)
	Principal
Bonds and Notes (continued)	Amount [a]		Value ($)

Lodging & Entertainment (continued)
Penn National Gaming:
Sr. Sub. Notes, 6.75%, 2015	35,000		34,562
Sr. Sub. Notes, 6.875%, 2011	80,000		81,200
Royal Caribbean Cruises,
Sr. Notes, 8.75%, 2011	124,000		140,740
Resorts International Hotel and Casino,
First Mortgage, 11.5%, 2009	194,000		215,825
Seneca Gaming,
Sr. Notes, 7.25%, 2012	60,000	[b]	60,675
Turning Stone Casino Entertainment,
Sr. Notes, 9.125%, 2010	45,000	[b]	46,575
Wynn Las Vegas Capital,
First Mortgage Notes, 6.625%, 2014	85,000	[d]	83,087
			2,504,057
Machinery—1.9%
Case New Holland,
Sr. Notes, 9.25%, 2011	209,000		224,675
Columbus McKinnon,
Sr. Sub. Notes, 8.875%, 2013	40,000	[b]	41,800
Douglas Dynamics,
Sr. Notes, 7.75%, 2012	215,000	[b]	208,550
Terex,
Notes, 7.375%, 2014	50,000		49,750
			524,775
Manufacturing—1.0%
Bombardier,
Notes, 6.3%, 2014	100,000	[b]	88,000
JB Poindexter & Co,
Sr. Notes, 8.75%, 2014	152,000		129,200
Polypore,
Sr. Sub. Notes, 8.75%, 2012	68,000		60,180
			277,380
Media—5.9%
Adelphia Communications,
Sr. Notes, Ser. B, 7.75%, 2009	103,000	[c]	58,195
Charter Communications,
Sr. Notes, 8.75%, 2013	154,000		147,455

16

	Principal
Bonds and Notes (continued)	Amount [a]		Value ($)

Media (continued)
CSC Holdings:
Sr. Notes, 6.75%, 2012	66,000	[b]	62,700
Sr. Notes, 7.875%, 2007	123,000		125,768
Sr. Notes, Ser. B, 8.125%, 2009	100,000		101,500
Dex Media East Finance:
Sr. Sub. Notes, Ser. B, 9.875%, 2009	11,000		11,949
Sr. Sub. Notes, Ser. B, 12.125%, 2012	207,000		243,225
Dex Media West Finance,
Sr. Sub. Notes, Ser. B, 9.875%, 2013	153,000		170,595
DirecTV Holdings/Finance,
Sr. Notes, 8.375%, 2013	116,000		125,280
Entercom Radio Capital,
Sr. Sub. Notes, 7.625%, 2014	35,000		35,262
Kabel Deutschland,
Sr. Notes, 10.625%, 2014	87,000	[b]	92,002
LBI Media,
Sr. Discount Notes, 0/11%, 2013	97,000	[e]	71,416
Lodgenet Entertainment,
Sr. Sub. Deb., 9.5%, 2013	28,000		30,590
Nexstar Finance,
Sr. Discount Notes, 0/11.375%, 2013	148,000	[e]	112,295
Pegasus Communications,
Sr. Sub. Notes, Ser. B, 12.5%, 2007	228,000	[c]	20,805
Radio One,
Sr. Sub. Notes, Ser. B, 8.875%, 2011	90,000		95,400
Salem Communications,
Sr. Sub. Notes, Ser. B, 9%, 2011	138,000		146,107
			1,650,544
Oil & Gas—9.0%
ANR Pipeline,
Notes, 8.875%, 2010	150,000	[d]	161,057
Colorado Interstate Gas,
Sr. Notes, 5.95%, 2015	75,000		72,816
Dynegy,
Secured Notes, 9.875%, 2010	153,000	[b]	168,491
Secured Notes, 10.125%, 2013	134,000	[b]	152,090

The Portfolio 17

STATEMENT OF INVESTMENTS (continued)
	Principal
Bonds and Notes (continued)	Amount [a]		Value ($)

Oil & Gas (continued)
El Paso Production:
Debs., 6.5%, 2008	57,000	[b]	56,715
Notes, 7.625%, 2008	256,000		261,120
Notes, 7.75%, 2010	257,000	[d]	263,425
Sr. Notes, 7.75%, 2013	109,000		113,633
Hanover Compressor:
Sr. Notes, 8.625%, 2010	66,000		70,125
Sr. Notes, 9%, 2014	84,000		91,980
Hanover Equipment Trust:
Sr. Secured Notes, Ser. A, 8.5%, 2008	114,000		118,703
Sr. Secured Notes, Ser. B, 8.75%, 2011	11,000		11,688
McMoRan Exploration,
Sr. Notes, 5.25%, 2011	57,000	[b]	70,680
Northwest Pipeline,
Sr. Notes, 8.125%, 2010	155,000		165,075
Pogo Producing,
Sr. Sub. Notes, 6.625%, 2015	135,000	[d]	132,300
Southern Natural Gas,
Notes, 8.875%, 2010	123,000		132,067
Whiting Petroleum,
Sr. Sub. Notes, 7.25%, 2013	155,000		157,713
Williams Cos:
Notes, 7.125%, 2011	100,000		104,375
Notes, 7.875%, 2021	150,000	[d]	163,125
Notes, 8.75%, 2032	50,000		58,250
			2,525,428
Packaging & Containers—7.3%
Ball,
Notes, 6.875%, 2012	150,000		155,625
Berry Plastics,
Sr. Sub. Notes, 10.75%, 2012	95,000		102,600
Crown Americas Capital:
Sr. Notes, 7.625%, 2013	445,000	[b]	463,913
Sr. Notes, 7.75%, 2015	255,000	[b]	265,200
Jefferson Smurfit,
Sr. Notes, 8.25%, 2012	57,000		55,005
Norampac,
Sr. Notes, 6.75%, 2013	75,000		72,750

18

	Principal
Bonds and Notes (continued)	Amount [a]		Value ($)

Packaging & Containers (continued)
Owens Brockway:
Sr. Notes, 6.75%, 2014	28,000		27,300
Sr. Notes, 8.25%, 2013	30,000		31,125
Sr. Secured Notes, 7.75%, 2011	60,000		62,925
Sr. Secured Notes, 8.75%, 2012	9,000		9,720
Sr. Secured Notes, 8.875%, 2009	50,000		52,438
Owens-Illinois,
Debs., 7.8%, 2018	175,000		175,000
Plastipak,
Sr. Notes, 8.5%, 2015	150,000	[b]	152,250
Pliant,
Sr. Secured Discount Notes, 0/11.125%, 2009	97,000	[e,g]	82,086
Solo Cup,
Sr. Sub. Notes, 8.5%, 2014	90,000	[d]	79,200
Stone Container:
Sr. Notes, 8.375%, 2012	75,000		72,938
Sr. Notes, 9.75%, 2011	180,000		182,700
			2,042,775
Paper & Forest Products—1.3%
Appleton Papers,
Sr. Sub. Notes, 9.75%, 2014	185,000	[d]	173,900
Buckeye Technologies,
Sr. Notes, 8.5%, 2013	80,000		80,400
Georgia-Pacific Corporation,
Sr. Notes, 8%, 2024	55,000		52,800
Temple-Inland,
Bonds, 6.625%, 2018	55,000	[d]	56,782
			363,882
Real Estate Investment Trust—1.1%
BF Saul,
Sr. Secured Notes, 7.5%, 2014	150,000		153,375
Host Marriott,
Sr. Notes, Ser. M, 7%, 2012	150,000		154,500
			307,875
Retail—1.8%
Amerigas Partners,
Sr. Notes, 7.25%, 2015	80,000		82,000

The Portfolio 19

STATEMENT OF INVESTMENTS (continued)
		Principal
Bonds and Notes (continued)		Amount [a]		Value ($)

Retail (continued)
Central European Distributor,
Sr. Secured Bonds, 8%, 2012	EUR	50,000	[b]	64,167
JC Penney,
Sr. Notes, 8%, 2010		101,000		111,125
Neiman-Marcus,
Sr. Notes, 9%, 2015		40,000	[b]	41,100
Rite Aid:
Sr. Secured Notes, 8.125%, 2010		70,000		71,575
Sr. Secured Notes, 12.5%, 2006		64,000		67,280
VICORP Restaurants,
Sr. Notes, 10.5%, 2011		64,000	[d]	59,680
				496,927
State Government—.4%
Erie Tobacco Asset Securitization,
Asset-Backed, Ser. E, 6%, 2028		25,000		24,516
Tobacco Settlement Authority of Iowa,
Asset-Backed, Ser. A, 6.5%, 2023		100,000		100,377
				124,893
Structured Index—.7%
AB Svensk Exportkredit,
GSNE-ER Indexed Notes, 0%, 2007		190,000	[b,h]	186,295
Dow Jones CDX,
Credit Linked Notes, Ser. 4-T2, 6.75%, 2010		16,814	[b,i]	16,593
				202,888
Technology—2.1%
Dresser,
Sr. Sub. Notes, 9.375%, 2011		137,000		144,878
Fisher Scientific International,
Sr. Sub. Notes, 6.125%, 2015		100,000	[b]	100,500
Freescale Semiconductor,
Sr. Notes, 6.875%, 2011		230,000		242,650
Imax,
Sr. Notes, 9.625%, 2010		66,000		68,310
Sungard Data Systems,
Sr. Notes, 8.524%, 2013		20,000	[b,f]	20,800
				577,138

20

	Principal
Bonds and Notes (continued)	Amount [a]		Value ($)

Telecommunications—6.2%
American Tower:
Sr. Notes, 7.125%, 2012	86,000		89,010
Sr. Sub. Notes, 7.25%, 2011	42,000		43,890
American Tower Escrow,
Discount Notes, 0%, 2008	30,000		23,625
Hawaiian Telcom Communications,
Sr. Notes, 9.948%, 2013	75,000	[b,f]	72,750
Innova S de RL,
Notes, 9.375%, 2013	128,000		142,720
Intelsat Bermuda:
Sr. Notes, 8.695%, 2012	85,000	[b,f]	86,806
Sr. Notes, 8.25%, 2013	105,000	[b]	106,575
Qwest:
Bank Note, Ser. A, 8.53%, 2007	74,800		76,483
Bank Note, Ser. B, 6.95%, 2010	50,000	[f]	50,563
Sr. Notes, 7.875%, 2011	55,000		59,538
Qwest Communications International,
Sr. Notes, 7.5%, 2014	255,000	[b]	263,288
Rogers Wireless Communications,
Secured Notes, 7.25%, 2012	150,000		158,438
Rural Cellular,
Sr. Notes, 9.875%, 2010	35,000		37,100
SBA Telecommunications,
Sr. Discount Notes, 0/9.75%, 2011	258,000	[e]	240,585
UbiquiTel Operating,
Sr. Notes, 9.875%, 2011	86,000		95,675
US Unwired,
Second Priority Sr. Secured Notes,
Ser. B, 10%, 2012	142,000		160,460
Wind Acquisition Finance,
Sr. Bonds, 10.75%, 2015	35,000	[b]	36,313
			1,743,819
Textiles & Apparel—1.0%
INVISTA,
Notes, 9.25%, 2012	260,000	[b]	278,850

The Portfolio 21

STATEMENT OF INVESTMENTS (continued)
	Principal
Bonds and Notes (continued)	Amount [a]	Value ($)

Transportation—1.6%
CHC Helicopter,
Sr. Sub. Notes, 7.375%, 2014	96,000	97,560
Gulfmark Offshore,
Sr. Notes, 7.75%, 2014	113,000	118,085
TFM, S.A. de C.V.,
Sr. Notes, 10.25%, 2007	214,000	226,840
		442,485
Total Bonds and Notes
(cost $26,179,849)		26,286,467

Preferred Stocks—2.0%	Shares	Value ($)

Banking—1.0%
Sovereign Capital Trust IV,
Conv., $2.1875	6,850	301,400
Diversified Financial Services—.2%
Williams Holdings of Delaware,
Cum. Conv., $2.75	460 [b]	51,750
Media—.8%
Paxson Communications,
Cum. Conv., $975	16 [b]	109,900
Spanish Broadcasting System (Units)
Cum. Conv., Ser. B, $107.5	98	106,394
		216,294
Total Preferred Stocks
(cost $504,034)		569,444

Common Stocks—.1%

Chemicals-Fibers & Diversified—.1%
Huntsman	626 [j]	10,780
Lodging—.0%
Trump Entertainment Resorts	333 [j]	6,701
Telecommunications—.0%
iPCS	27 [j]	1,303
Textiles & Apparel—.0%
Dan River	4,342 [j]	1,303
Total Common Stocks
(cost $73,786)		20,087

22

Other Investment—2.4%		Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $679,000)		679,000 [k]	679,000

Investment of Cash Collateral
for Securities Loaned—12.1%

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $3,399,150)		3,399,150 [k]	3,399,150

Total Investments (cost $30,835,819)		110.3%	30,954,148

Liabilities, Less Cash and Receivables		(10.3%)	(2,884,699)

Net Assets		100.0%	28,069,449

[a]	Principal amount stated in U.S Dollars unless otherwise noted.
EUR—Euro
[b]	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in
	transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these
	securities amounted to $6,004,451 or 21.4% of net assets.
[c]	Non-income producing—security in default.
[d]	All or a portion of these securities are on loan. At December 31, 2005, the total market value of the portfolio’s
	securities on loan is $3,274,050 and the total market value of the collateral held by the portfolio is $3,399,150.
[e]	Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[f]	Variable rate security—interest rate subject to periodic change.
[g]	Subsequent to December 31, 2005, this security became non-income producing—security in default.
[h]	Security linked to Goldman Sachs Non-Energy—Excess Return Index.
[i]	Security linked to a portfolio of debt securities.
[j] Non-income producing.
[k]	Investment in affiliated money market mutual fund.

Portfolio Summary †

	Value (%)		Value (%)

Corporate Bonds	92.6	State Government	.4
Money Market Investments	14.5	Swaps and Foreign Currency
Common and Preferred Stocks	2.1	Exchange Contracts	.0
Structured Index	.7		110.3

† Based on net assets.
See notes to financial statements.

The Portfolio 23

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan valued at $3,274,050)—Note 1(c):
Unaffiliated issuers	26,757,669	26,875,998
Affiliated issuers	4,078,150	4,078,150
Cash		39,569
Cash denominated in foreign currencies	43	41
Dividends and interest receivable		521,732
Unrealized appreciation on swap contracts—Note 4		6,047
Receivable for shares of Beneficial Interest subscribed		2,258
Unrealized appreciation on forward currency
exchange contracts—Note 4		1,630
Prepaid expenses		684
		31,526,109

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		15,173
Liability for securities on loan—Note 1(c)		3,399,150
Unrealized depreciation on swap contracts—Note 4		5,232
Payable for shares of Beneficial Interest redeemed		1,619
Accrued expenses		35,486
		3,456,660

Net Assets ($)		28,069,449

Composition of Net Assets ($):
Paid-in capital		63,188,718
Accumulated undistributed investment income—net		76,686
Accumulated net realized gain (loss) on investments		(35,316,634)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		120,679

Net Assets ($)		28,069,449

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	19,141,808	8,927,641
Shares Outstanding	2,944,012	1,370,624

Net Asset Value Per Share ($)	6.50	6.51

See notes to financial statements.
24

STATEMENT OF OPERATIONS Year Ended December 31, 2005
Investment Income ($):
Income:
Interest	2,164,831
Dividends:
Unaffiliated issuers	55,097
Affiliated issuers	60,540
Income from securities lending	18,654
Total Income	2,299,122
Expenses:
Investment advisory fee—Note 3(a)	201,748
Auditing fees	32,173
Distribution fees—Note 3(b)	23,343
Prospectus and shareholders’ reports	8,459
Custodian fees—Note 3(b)	4,013
Trustees’ fees and expenses—Note 3(c)	3,211
Legal fees	1,150
Shareholder servicing costs—Note 3(b)	1,442
Miscellaneous	28,220
Total Expenses	303,759
Less—waiver of fees due to undertaking—Note 3(a)	(26,839)
Less—reduction in custody fees due to earnings credit—Note 1(c)	(1,177)
Net Expenses	275,743
Investment Income—Net	2,023,379

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(269,244)
Net realized gain (loss) on swap transactions	5,349
Net realized gain (loss) on forward currency exchange contracts	3,361
Net Realized Gain (Loss)	(260,534)
Net unrealized appreciation (depreciation) on investments,
foreign currency transactions and swap transactions	(1,095,928)
Net Realized and Unrealized Gain (Loss) on Investments	(1,356,462)
Net Increase in Net Assets Resulting from Operations	666,917

See notes to financial statements.

The Portfolio 25

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2005	2004

Operations ($):
Investment income—net	2,023,379	2,260,746
Net realized gain (loss) on investments	(260,534)	1,126,311
Net unrealized appreciation
(depreciation) on investments	(1,095,928)	(211,372)
Net Increase (Decrease) in Net Assets
Resulting from Operations	666,917	3,175,685

Dividends to Shareholders from ($):
Investment income—net:
Initial shares	(1,531,558)	(1,757,277)
Service shares	(660,967)	(642,542)
Total Dividends	(2,192,525)	(2,399,819)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial shares	1,336,313	1,502,127
Service shares	1,804,074	2,407,679
Dividends reinvested:
Initial shares	1,531,558	1,757,277
Service shares	660,967	642,542
Cost of shares redeemed:
Initial shares	(6,535,964)	(5,508,371)
Service shares	(2,523,884)	(2,887,368)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(3,726,936)	(2,086,114)
Total Increase (Decrease) in Net Assets	(5,252,544)	(1,310,248)

Net Assets ($):
Beginning of Period	33,321,993	34,632,241
End of Period	28,069,449	33,321,993
Undistributed investment income—net	76,686	22,369

26

	Year Ended December 31,

	2005	2004

Capital Share Transactions:
Initial Shares
Shares sold	197,550	225,131
Shares issued for dividends reinvested	233,424	263,707
Shares redeemed	(982,751)	(821,797)
Net Increase (Decrease) in Shares Outstanding	(551,777)	(332,959)

Service Shares
Shares sold	269,680	357,890
Shares issued for dividends reinvested	100,639	96,282
Shares redeemed	(380,156)	(431,163)
Net Increase (Decrease) in Shares Outstanding	(9,837)	23,009

See notes to financial statements.

The Portfolio 27

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

		Year Ended December 31,

Initial Shares	2005	2004 [a]	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	6.83	6.68	5.63	7.33	8.47
Investment Operations:
Investment income—net [b]	.43	.46	.53	.69	.84
Net realized and unrealized
gain (loss) on investments	(.27)	.19	1.12	(1.64)	(1.07)
Total from Investment Operations	.16	.65	1.65	(.95)	(.23)
Distributions:
Dividends from investment income—net	(.49)	(.50)	(.60)	(.75)	(.91)
Net asset value, end of period	6.50	6.83	6.68	5.63	7.33

Total Return (%)	2.42	10.10	30.00	(13.01)	(2.90)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.90	.89	.96	.94	.91
Ratio of net expenses
to average net assets	.88	.89	.90	.92	.91
Ratio of net investment income
to average net assets	6.53	6.82	8.43	10.69	10.37
Portfolio Turnover Rate	60.64	78.90	258.88	436.35	198.14

Net Assets, end of period ($ x 1,000)	19,142	23,881	25,571	20,033	30,146

[a]	As of January 1, 2004, the portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133.These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to January 1, 2004, these interim payments were reflected within interest income/expense in the Statement of Operations.The effect of this change for the period ended December 31, 2004, was to increase net investment income per share by less than $.01, decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 6.81% to 6.82%. Per share data and ratios/supplemental data for periods prior to January 1, 2004 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
See notes to financial statements.

28

		Year Ended December 31,

Service Shares	2005	2004 [a]	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	6.84	6.68	5.63	7.33	8.46
Investment Operations:
Investment income—net [b]	.44	.46	.53	.68	.79
Net realized and unrealized
gain (loss) on investments	(.29)	.19	1.12	(1.63)	(1.02)
Total from Investment Operations	.15	.65	1.65	(.95)	(.23)
Distributions:
Dividends from investment income—net	(.48)	(.49)	(.60)	(.75)	(.90)
Net asset value, end of period	6.51	6.84	6.68	5.63	7.33

Total Return (%)	2.34	10.06	30.28	(13.12)	(2.95)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.15	1.14	1.22	1.25	1.15
Ratio of net expenses
to average net assets	.90	.90	.90	.92	.91
Ratio of net investment income
to average net assets	6.54	6.80	8.34	10.73	10.35
Portfolio Turnover Rate	60.64	78.90	258.88	436.35	198.14

Net Assets, end of period ($ x 1,000)	8,928	9,441	9,062	4,933	2,797

[a]	As of January 1, 2004, the portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133.These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to January 1, 2004, these interim payments were reflected within interest income/expense in the Statement of Operations.The effect of these changes for the fiscal year ended December 31, 2004, was to increase net investment income per share by less than $.01, decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and had no effect on the ratio of net investment income to average net assets. Per share data and ratios/supplemental data for periods prior to
January 1, 2004 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
See notes to financial statements.

The Portfolio 29

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “fund”) is registered under the Investment Company Act of 1940 as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering twelve series, including the Limited Term High Yield Portfolio (the “portfolio”).The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series.The portfolio’s investment objective is to maximize total return, consisting of capital appreciation and current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the portfolio’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

30

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swap transactions and forward currency exchange contracts) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Trustees, or are determined by the portfolio not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the portfolio to have changed the value of the security), are valued at fair value as determined in good faith under the direction of the Board of Trustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of

The Portfolio 31

NOTES TO FINANCIAL STATEMENTS (continued)

the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Investments in registered investment companies are valued at their net asset value. Investments in swap transactions are valued each business day by an independent pricing service approved by the Board of Trustees. Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

32

The portfolio has an arrangement with the custodian bank whereby the portfolio receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the portfolio includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the portfolio may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The portfolio will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the portfolio would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: It is the policy of the portfolio to declare and pay dividends quarterly from investment income-net. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Portfolio 33

NOTES TO FINANCIAL STATEMENTS (continued)

(f) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $97,153, accumulated capital losses $35,162,624 and unrealized depreciation $46,183. In addition, the portfolio had $7,615 of capital losses realized after October 31, 2005, which were deferred for tax purposes to the first day of the following year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2005. If not applied, $4,814,711 of the carryover expires in fiscal 2007, $4,480,534 expires in fiscal 2008, $10,613,045 expires in fiscal 2009, $10,693,853 expires in fiscal 2010, $4,059,439 expires in fiscal 2011 and $501,042 expires in fiscal 2013.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2005 and December 31, 2004, were as follows: ordinary income $2,192,525 and $2,399,819, respectively.

During the period ended December 31, 2005, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums and consent fees, the portfolio increased accumulated undistributed investment income-net by $223,463, decreased accumulated net realized gain (loss) on investments by $223,750 and increased paid-in capital by $287. Net assets were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The portfolio may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including

34

the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowing. During the period ended December 31, 2005, the portfolio did not borrow under either line of credit.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement (“Agreement”) with Dreyfus, the investment advisory fee is computed at the annual rate of .65% of the value of the portfolio’s average daily net assets and is payable monthly.

The Manager has agreed, from January 1, 2005 to December 31, 2006, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage commissions, extraordinary expenses, interest expenses and commitment fees on borrowings exceed .90% of the value of the average daily net assets of their class. During the period ended December 31, 2005, the Manager waived receipt of fees of $26,839, pursuant to the undertaking.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2005, Service shares were charged $23,343 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the

The Portfolio 35

NOTES TO FINANCIAL STATEMENTS (continued)

portfolio. During the period ended December 31, 2005, the portfolio was charged $69 pursuant to the transfer agency agreement.

The portfolio compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement to provide custodial services for the portfolio. During the period ended December 31, 2005, the portfolio was charged $4,013 pursuant to the custody agreement.

During the period ended December 31, 2005, the portfolio was charged $3,762 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of:investment advisory fees $15,595, Rule 12b-1 distribution plan fees $1,903, custodian fees $1,008, chief compliance officer fees $1,858 and transfer agency per account fees $11, which are offset against an expense reimbursement currently in effect in the amount of $5,202.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the portfolio may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, forward currency exchange contracts and swap transactions, during the period ended December 31, 2005, amounted to $17,551,076 and $17,158,982, respectively.

The portfolio enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a cer-

36

tain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The portfolio realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates.The portfolio is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.The following summarizes open forward currency exchange contracts at December 31, 2005:

	Foreign
Forward Currency	Currency			Unrealized
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	Appreciation ($)

Sale;
Euro,
expiring 3/15/2006	130,000	156,005	154,375	1,630

The portfolio may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.

The portfolio accrues for the interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap contracts in the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) on investments.

Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the

The Portfolio 37

NOTES TO FINANCIAL STATEMENTS (continued)

referenced company) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. For those credit default swaps in which the portfolio is receiving a fixed rate, the portfolio is providing credit protection on the underlying instrument.The maximum payouts for these contracts are limited to the notional amount of each swap.The following summarizes credit default swaps entered into by the portfolio at December 31, 2005:

38

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

At December 31, 2005, the cost of investments for federal income tax purposes was $31,001,040; accordingly, accumulated net unrealized depreciation on investments was $46,892, consisting of $822,160 gross unrealized appreciation and $869,052 gross unrealized depreciation.

The Portfolio 39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees Dreyfus Variable Investment Fund, Limited Term High Yield Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Limited Term High Yield Portfolio (one of the funds comprising Dreyfus Variable Investment Fund) as of December 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of December 31, 2005 and confirmation of securities not held by the custodian by correspondence with others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Limited Term High Yield Portfolio at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
40	February 6, 2006

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby designates 2.43% of the ordinary dividends paid during the fiscal year ended December 31, 2005 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2006 of the percentage applicable to the preparation of their 2005 income tax returns.

The Portfolio 41

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-
related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 193
———————
David P. Feldman (66)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• BBH Mutual Funds Group (11 funds), Director
• The Jeffrey Company, a private investment company, Director
• QMED, a medical device company, Director
No. of Portfolios for which Board Member Serves: 58
———————
James F. Henry (75)
Board Member (1990)
Principal Occupation During Past 5 Years:
• President, CPR Institute for Dispute Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2003)
No. of Portfolios for which Board Member Serves: 22

42

Dr. Paul A. Marks (79)
Board Member (1990)
Principal Occupation During Past 5 Years:
• President, Emeritus (2000-present) and President and Chief Executive Officer of Memorial
Sloan-Kettering Cancer Center (Retired 1999)
Other Board Memberships and Affiliations:
• Pfizer, Inc., a pharmaceutical company, Director-Emeritus
• Lazard Freres & Company, LLC, Senior Adviser
• Carrot Capital Health Care Ventures, Advisor
• Armgo-Start-Up Biotech; Board of Directors
• Nanoviricide, Board Director
• PTC, Scientific Advisory Board
No. of Portfolios for which Board Member Serves: 22
———————
Dr. Martin Peretz (66)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Editor-in-Chief of The New Republic Magazine
• Lecturer in Social Studies at Harvard University (1965-2001)
• Co-Chairman of TheStreet.com, a financial daily on the web
Other Board Memberships and Affiliations:
• Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education, Director
• Harvard Center for Blood Research,Trustee
• Bard College,Trustee
• Board of Overseers of YIVO Institute for Jewish Research, Chairman
No. of Portfolios for which Board Member Serves: 22
———————
Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board
Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
John M. Fraser, Jr., Emeritus Board Member
Rosalind Gersten Jacobs, Emeritus Board Member

The Portfolio 43

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since February 1991.

44

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 48 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 196 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

The Portfolio 45

For More	Information

Dreyfus Variable	Transfer Agent &

Investment Fund,	Dividend Disbursing Agent

Limited Term
Dreyfus Transfer, Inc.
High Yield Portfolio
200 Park Avenue
200 Park Avenue
New York, NY 10166
New York, NY 10166

Distributor
Investment Adviser

Dreyfus Service Corporation
The Dreyfus Corporation
200 Park Avenue
200 Park Avenue
New York, NY 10166
New York, NY 10166

Custodian

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

Telephone 1-800-554-4611 or 516-338-3300

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Servicing

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies relating to portfolio securities, and information regarding how the portfolio voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E P O R T F O L I O

2	Letter from the Chairman
3	Discussion of Performance
6	Understanding Your Portfolio’s Expenses
6	Comparing Your Portfolio’s Expenses
With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
14	Notes to Financial Statements
18	Report of Independent Registered
Public Accounting Firm
19	Board Members Information
21	Officers of the Fund
F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Variable Investment Fund,
Money Market Portfolio

The	Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Money Market Portfolio, covering the 12-month period from January 1, 2005, through December 31, 2005. Inside, you’ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Bernard W. Kiernan, Jr.

The Federal Reserve Board continued to raise short-term interest rates in an environment of steady economic growth and low inflation in 2005, driving money market yields to their highest levels in more than four years. In fact, the U.S. economy appeared to shrug off a number of negative influences during the year, including soaring energy prices and the disruptions caused by hurricanes Katrina, Rita and Wilma along the Gulf Coast.

We expect the U.S. economy to continue its moderate expansion in 2006, while inflation should stay low and investor demand for money market securities should remain high. Risks in the new year include uncertainty regarding Fed policy under a new chairman and the possible end of the boom in the housing market, where we believe prices are more likely to stall than plunge.

As always, we encourage you to speak with your financial consultant about how these and other market forces may affect your investments. Thank you for your continued confidence and support.

2

DISCUSSION OF PERFORMANCE

Bernard W. Kiernan, Jr., Senior Portfolio Manager

How did Dreyfus Variable Investment Fund, Money Market Portfolio perform during the period?

During the 12-month period ended December 31, 2005, the portfolio produced a yield of 2.63% .Taking into account the effects of compounding, the portfolio also provided an effective yield of 2.66% for the same period.1

What is the portfolio’s investment approach?

The portfolio seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.To pursue this goal, the portfolio invests in a diversified selection of high-quality, short-term debt securities, including securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers’ acceptances and other short-term securities issued by domestic or foreign banks, repurchase agreements, asset-backed securities, domestic and dollar-denominated foreign commercial paper and other short-term corporate and bank obligations of domestic and foreign issuers and dollar-denominated obligations issued or guaranteed by one or more foreign governments or their agencies, including obligations of supranational entities.

Normally, the portfolio invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

What other factors influenced the portfolio’s performance?

Although the overnight federal funds rate began the year at 2.25% after approximately six months of gradual increases, long-dormant inflationary pressures appeared to intensify during the opening months of 2005 when energy prices moved sharply higher. It was no surprise, therefore, that the Federal Reserve Board (the “Fed”) continued to raise short-term interest rates at its February and March meetings, driving the federal funds rate to 2.75% . It later was revealed that the

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

U.S. economy expanded at a relatively moderate 3.5% annualized rate during the first quarter of 2005.

Although concerns in the spring that the U.S. economy might have hit a soft patch proved to be short-lived, soaring energy prices and the possibility of slower economic growth in overseas markets weighed on investor sentiment. Still, the Fed continued to implement its gradual rate hikes at its meetings in May and June, which raised the federal funds rate to 3.25% . U.S. GDP grew at a 3.3% annualized rate during the second quarter of 2005.

In July and August, stronger employment data helped convince investors that U.S. economic growth was solid. While inflationary pressures appeared to stay contained due to steep discounts from automobile manufacturers and apparel retailers, oil and gas prices continued to escalate. The Fed raised the federal funds rate to 3.5% at its meeting on August 9.

On August 29, however, Hurricane Katrina struck the Gulf Coast, and oil prices spiked to more than $70 per barrel, reigniting concerns about a possible economic slowdown.Although some analysts believed that the Gulf Coast hurricanes might prompt the Fed to pause at its September 20 meeting, the Fed remained on course, increasing the federal funds rate to 3.75% . It was later announced that U.S. GDP grew at a relatively robust 4.1% annualized rate during the third quarter of 2005.

As was widely expected, the Fed hiked interest rates for the twelfth consecutive time in November. The economy continued to exhibit signs of strength through year-end, including evidence of greater activity in the corporate sector. December saw the creation of 108,000 new jobs and a decline in the unemployment rate to 4.9% .These statistics appeared to confirm that the U.S. economy finished 2005 on solid footing, and the twin drags caused by higher energy prices and the Gulf Coast hurricanes were not sufficient to offset strength in broad sectors of the domestic economy.

The Fed implemented its final rate increase of 2005 at its meeting on December 10, leaving the federal funds rate at 4.25% by year-end. However, the Fed changed some of the language in its announcement of the increase, which many analysts interpreted as a signal that the

4

credit-tightening campaign might be nearing completion. This view was reinforced shortly after the start of 2006, when minutes from the December meeting showed that some Fed members had expressed concern that further rate hikes might restrict economic growth.

Throughout 2005, many money market investors focused primarily on securities with maturities of six months or less in an attempt to maintain liquidity and keep funds available for higher-yielding instruments as they become available.We adopted a similar strategy for much of the year, setting the portfolio’s weighted average maturity in a range we considered shorter than industry averages and making adjustments to reflect the proximity of upcoming Fed meetings.

What is the portfolio’s current strategy?

Investors currently are facing greater uncertainty regarding Fed policy in advance of Chairman Alan Greenspan’s retirement and the appointment of his successor, Ben Bernanke, on February 1. In addition, the Fed appears ready to give greater weight to incoming economic data when deciding whether to continue the tightening process at upcoming meetings.Therefore, we have continued to maintain the portfolio’s relatively defensive posture. However, we are prepared to increase the portfolio’s weighted average maturity should we see more concrete signs that short-term interest rates have peaked.

January 17, 2006
An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolio.
The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term
goals.The investment objective and policies of Dreyfus Variable Investment Fund, Money Market
Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.
[1]	Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

The Portfolio 5

UNDERSTANDING YOUR

PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor,you pay ongoing expenses,such as management fees and other expenses.Using the information below,you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses,including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, Money Market Portfolio from July 1, 2005 to December 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended December 31, 2005

Expenses paid per $1,000 †	$ 3.00
Ending value (after expenses)	$1,016.00

COMPARING YOUR PORTFOLIO’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended December 31, 2005

Expenses paid per $1,000 †	$ 3.01
Ending value (after expenses)	$1,022.23

† Expenses are equal to the portfolio’s annualized expense ratio of .59%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS December 31, 2005
	Principal
Negotiable Bank Certificates of Deposit—7.6%	Amount ($)	Value ($)

American Express Bank FSB
4.40%, 3/6/2006	5,000,000	5,000,000
First Tennessee Bank N.A.
4.38%, 2/13/2006	5,000,000	5,000,000
Total Negotiable Bank Certificates of Deposit
(cost $10,000,000)		10,000,000

Commercial Paper—78.4%

Amstel Funding Corp.
4.23%, 2/2/2006	5,000,000 [a]	4,981,422
Bank of America Corp.
4.37%, 2/13/2006	5,000,000	4,974,081
Barclays U.S. Funding Corp.
4.37%, 2/13/2006	5,000,000	4,974,081
Beethoven Funding Corp.
4.36%, 2/3/2006	5,000,000 [a]	4,980,154
Calyon
4.36%, 2/13/2006	5,000,000	4,974,140
Charta LLC
4.40%, 2/21/2006	5,000,000 [a]	4,969,046
Concord Minutemen Capital Co. LLC
4.40%, 3/2/2006	5,000,000 [a]	4,963,750
CRC Funding LLC
4.40%, 2/23/2006	5,000,000 [a]	4,967,832
Cullinan Finance Ltd.
4.40%, 3/2/2006	5,000,000 [a]	4,963,750
Danske Corp. Inc.
4.37%, 2/15/2006	5,000,000	4,972,906
DEPFA Bank PLC
4.22%, 2/2/2006	5,000,000	4,981,444
FCAR Owner Trust, Ser. I
4.31%, 2/15/2006	5,000,000	4,973,375
Grampian Funding Ltd.
4.41%, 3/7/2006	5,000,000 [a]	4,960,639
ING (US) Funding LLC
4.34%, 2/8/2006	5,000,000	4,977,253

The Portfolio 7

STATEMENT OF INVESTMENTS (continued)
	Principal
Commercial Paper (continued)	Amount ($)	Value ($)

K2 Corp.
4.40%, 3/2/2006	5,000,000 [a]	4,963,750
Links Finance Corp.
4.22%, 2/2/2006	5,000,000 [a]	4,981,444
Northern Rock PLC
4.31%, 2/16/2006	3,000,000	2,983,670
PB Finance (Delaware) Inc.
4.35%, 1/10/2006	5,000,000	4,994,588
Sigma Finance Inc.
4.40%, 2/22/2006	5,395,000 [a]	5,360,946
Solitaire Funding Ltd.
4.40%, 2/23/2006	5,000,000 [a]	4,967,832
UBS Finance Delaware LLC
4.19%, 1/3/2006	5,000,000	4,998,836
Total Commercial Paper
(cost $102,864,939)		102,864,939

Corporate Notes—12.2%

Harrier Finance Funding Ltd.
4.25%, 4/13/2006	4,000,000 [a,b]	4,000,000
Lehman Brothers Inc.
4.31%, 2/23/2006	4,000,000 [b]	4,000,000
Toyota Motor Credit Corp.
4.31%, 8/8/2006	4,000,000 [a,b]	4,000,000
Wells Fargo & Co.
4.27%, 7/1/2011	4,000,000 [b]	4,000,000
Total Corporate Notes
(cost $16,000,000)		16,000,000

8

		Principal
Time Deposits—.3%		Amount ($)	Value ($)

State Street Bank & Trust Co. (Grand Cayman)
4.06%, 1/3/2006
(cost $400,000)		400,000	400,000

Total Investments (cost $129,264,939)		98.5%	129,264,939

Cash and Receivables (Net)		1.5%	1,945,012

Net Assets		100.0%	131,209,951

[a]	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in
	transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these
	securities amounted to $63,060,565 or 48.1% of net assets.
[b]	Variable interest rate—subject to periodic change.

Portfolio Summary	(Unaudited)†

	Value (%)		Value (%)

Banking	41.3	Finance	6.1
Asset-Backed/		Asset-Backed/Single Seller	3.8
Multi-Seller Programs	22.7	Asset-Backed/Securities Arbitrage 3.8
Asset-Backed/Structured		Building & Construction	2.3
Investment Vehicles	18.5		98.5

† Based on net assets.
See notes to financial statements.

The Portfolio 9

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

	Cost	Value

Assets ($):
Investments in securities-See Statement of Investments	129,264,939	129,264,939
Cash		2,004,164
Interest receivable		145,525
Prepaid expenses		1,427
		131,416,055

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(a)		58,329
Payable for shares of Beneficial Interest redeemed		69,671
Accrued expenses		78,104
		206,104

Net Assets ($)		131,209,951

Composition of Net Assets ($):
Paid-in capital		131,219,377
Accumulated undistributed investment income—net		13,403
Accumulated net realized gain (loss) on investments		(22,829)

Net Assets ($)		131,209,951

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		131,219,377
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.
10

STATEMENT OF OPERATIONS Year Ended December 31, 2005
Investment Income ($):
Interest Income	4,093,367
Expenses:
Investment advisory fee—Note 2(a)	629,865
Custodian fees	38,146
Professional fees	29,367
Prospectus and shareholders’ reports	25,833
Trustees’ fees and expenses—Note 2(b)	9,216
Shareholder servicing costs—Note 2(a)	7,438
Miscellaneous	6,313
Total Expenses	746,178
Investment Income—Net	3,347,189

Net Realized Gain (Loss) on Investments—Note 1(b) ($)	(65)
Net Increase in Net Assets Resulting from Operations	3,347,124

See notes to financial statements.

The Portfolio 11

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2005	2004

Operations ($):
Investment income—net	3,347,189	993,834
Net realized gain (loss) on investments	(65)	1,438
Net Increase (Decrease) in
Net Assets Resulting from Operations	3,347,124	995,272

Dividends to Shareholders from ($):
Investment income—net	(3,333,786)	(993,834)

Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold	224,565,495	246,007,735
Dividends reinvested	3,333,786	993,834
Cost of shares redeemed	(200,931,351)	(295,333,389)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	26,967,930	(48,331,820)
Total Increase (Decrease) in Net Assets	26,981,268	(48,330,382)

Net Assets ($):
Beginning of Period	104,228,683	152,559,065
End of Period	131,209,951	104,228,683
Undistributed investment income—net	13,403	—

See notes to financial statements.
12

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-tributions.These figures have been derived from the portfolio ’s financial statements.

		Year Ended December 31,

	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.026	.008	.007	.015	.039
Distributions:
Dividends from investment income—net	(.026)	(.008)	(.007)	(.015)	(.039)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	2.65	.80	.70	1.46	3.97

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.59	.60	.57	.56	.58
Ratio of net expenses
to average net assets	.59	.60	.57	.56	.58
Ratio of net investment income
to average net assets	2.66	.77	.71	1.44	3.72

Net Assets, end of period ($ x 1,000)	131,210	104,229	152,559	196,217	190,449

See notes to financial statements.

The Portfolio 13

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering twelve series, including the Money Market Portfolio (the “portfolio”).The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series.The portfolio’s investment objective is to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the portfolio’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge.

It is the portfolio’s policy to maintain a continuous net asset value per share of $1.00; the portfolio has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the portfolio will be able to maintain a stable net asset value per share of $1.00.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

14

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund’s Board of Trustees to represent the fair value of the portfolio’s investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

The portfolio has an arrangement with the custodian bank whereby the portfolio receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the portfolio includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller’s agreement to repurchase and the portfolio’s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the portfolio’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the portfolio maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the portfolio to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make dis-

The Portfolio 15

NOTES TO FINANCIAL STATEMENTS (continued)

tributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986 as amended (the “Code”). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

On January 3, 2006, the fund declared a cash dividend of approximately $.0001 per share from undistributed investment income-net which includes investment income-net for Saturday December 31, 2005.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2005, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The accumulated capital loss carryover of $22,898 is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2005. If not applied, $783 of the carryover expires in fiscal 2007, $11,060 expires in fiscal 2008, $10,973 expires in fiscal 2010, $17 expires in fiscal 2011 and $65 expires in fiscal 2013.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2005 and December 31, 2004, were all ordinary income.

At December 31, 2005, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

16

NOTE 2—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .50% of the value of the portfolio’s average daily net assets and is payable monthly.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2005, the portfolio was charged $319 pursuant to the transfer agency agreement.

During the period ended December 31, 2005, the portfolio was charged $3,762 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: investment advisory fee $56,421, chief compliance officer fees $1,858 and transfer agency per account fees $50.

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Portfolio 17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund, Money Market Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Money Market Portfolio (one of the funds comprising Dreyfus Variable Investment Fund) as of December 31, 2005 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Money Market Portfolio at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York February 6, 2006
18

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor- related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 193

———————

David P. Feldman (66)
Board Member (1994)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:
  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director
  QMED, a medical device company, Director

No. of Portfolios for which Board Member Serves: 58

———————

James F. Henry (75)
Board Member (1990)

Principal Occupation During Past 5 Years:
  President, CPR Institute for Dispute Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2003)
No. of Portfolios for which Board Member Serves: 22

The Portfolio 19

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Dr. Paul A. Marks (79)
Board Member (1990)

Principal Occupation During Past 5 Years:
  President, Emeritus (2000-present) and President and Chief Executive Officer of Memorial Sloan-Kettering Cancer Center (Retired 1999)
Other Board Memberships and Affiliations:
  Pfizer, Inc., a pharmaceutical company, Director-Emeritus
  Lazard Freres & Company, LLC, Senior Adviser
  Carrot Capital Health Care Ventures; Advisor
  Armgo-Start-Up Biotech; Board of Directors
  Nanoviricide, Board Director
  PTC, Scientific Advisory Board
No. of Portfolios for which Board Member Serves: 22

———————

Dr. Martin Peretz (66)
Board Member (1990)

Principal Occupation During Past 5 Years:
  Editor-in-Chief of The New Republic Magazine
  Lecturer in Social Studies at Harvard University (1965-2001)
  Co-Chairman of TheStreet.com, a financial daily on the web
Other Board Memberships and Affiliations:
  Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education, Director
  Harvard Center for Blood Research,Trustee
  Bard College,Trustee
  Board of Overseers of YIVO Institute for Jewish Research, Chairman
No. of Portfolios for which Board Member Serves: 22

———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member

Rosalind Gersten Jacobs, Emeritus Board Member

20

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since
March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice
President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since
March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice
President and Assistant Secretary
since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Assistant General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice
President and Assistant Secretary
since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since February 1991.

The Portfolio 21

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer
since August 2003.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 48 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 196 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

22

NOTES

For	More	Information

Dreyfus Variable
Investment Fund,
Money Market Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-554-4611 or 516-338-3300

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Servicing

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the portfolio voted proxies relating to portfolio securities for the 12-month period ended June 30, 2005, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E P O R T F O L I O

2	Letter from the Chairman
3	Discussion of Performance
6	Portfolio Performance
8	Understanding Your Portfolio’s Expenses
8	Comparing Your Portfolio’s Expenses
With Those of Other Funds
9	Statement of Investments
23	Statement of Financial Futures
23	Statement of Options Written
24	Statement of Assets and Liabilities
25	Statement of Operations
26	Statement of Changes in Net Assets
28	Financial Highlights
32	Notes to Financial Statements
45	Report of Independent Registered
Public Accounting Firm
46	Board Members Information
48	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Variable Investment Fund,

Quality Bond Portfolio

The Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Quality Bond Portfolio, covering the 12-month period from January 1, 2005, through December 31, 2005. Inside, you’ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the primary portfolio manager, Catherine Powers.

Most sectors of the taxable fixed-income marketplace shrugged off bad news and responded to more positive factors in 2005. Although short-term interest rates rose by 200 basis points due to eight consecutive increases by the Federal Reserve Board during the year, the yield of the 10-year U.S. Treasury security ended the year only 17 basis points higher than where it began. Analysts generally attribute the bond market’s resilience to low inflation and robust investor demand, especially from overseas investors.

We expect the U.S. economy to continue its moderate expansion in 2006, while inflation should stay low and investor demand for income-producing securities should remain high. Risks in the new year include uncertainty regarding Fed policy under a new chairman and the possibility of continued turmoil in the automotive sector, including some of the corporate bond market’s largest issuers.

As always, we encourage you to speak with your financial consultant about how these and other market forces may affect your investments. Thank you for your continued confidence and support.

The Dreyfus Corporation January 17, 2006
2

DISCUSSION OF PERFORMANCE

Catherine Powers, Primary Portfolio Manager

How did Dreyfus Variable Investment Fund, Quality Bond Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2005, the portfolio’s Initial shares achieved a total return of 2.48%, and its Service shares achieved a total return of 2.26% .1 The portfolio produced aggregate income dividends of $0.41 per share and $0.38 per share for its Initial and Service shares, respectively. In comparison, the portfolio’s benchmark, the Lehman Brothers U.S. Aggregate Index (the “Index”), achieved a total return of 2.43% for the same period.2

Although low inflation and robust investor demand generally supported bond prices during 2005, rising short-term interest rates limited their returns.The portfolio’s results were slightly higher than the Index’s, primarily due to its “barbell” yield-curve strategy, which benefited from a flattening U.S.Treasury yield curve, and good relative performance from foreign securities and Treasury Inflation Protected Securities (“TIPS”).

What is the portfolio’s investment approach?

The portfolio seeks to maximize total return consisting of capital appreciation and current income. To achieve this objective, the portfolio normally invests at least 80% of its assets in bonds, including corporate bonds, mortgage-related securities, collateralized mortgage obligations and asset-backed securities that, when purchased, are A-rated or better or what we believe are the unrated equivalent, and in securities issued or guaranteed by the U.S. government or its agencies or its instrumen-talities.The portfolio may also invest up to 10% of its net assets in non-dollar-denominated foreign securities and up to 20% of its assets in the securities of foreign issues collectively.

What other factors affected the portfolio’s performance?

In its ongoing effort to forestall potential inflationary pressures, the Federal Reserve Board (the “Fed”) raised the overnight federal

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

funds rate eight consecutive times during 2005, driving it from 2.25% to 4.25% .All other things being equal, bond prices should fall when short-term interest rates rise, as fixed-income investors can invest in higher coupon new issues.The reporting period proved to be different. Longer-term bond prices held up surprisingly well, with domestic investors expressing confidence in the Fed’s inflation-fighting ability. Robust demand from overseas investors also supported prices of U.S. government securities.

The portfolio benefited from a flattening yield curve by adopting a “barbell” strategy that focused on underweighting intermediate maturity bonds in favor of cash and 30-year securities. In the credit market, the portfolio also enjoyed attractive results from the allocation to emerging markets where the credit quality is improving for sovereign issuers including Argentina, Brazil and Russia.These nations also benefited from rising demand for the commodities they produce. In the global marketplace, the portfolio’s position in hedged European bonds capitalized on lower interest rates in Europe relative to the U.S. amid steady rate hikes by the Fed.

U.S. corporate bonds encountered heightened volatility amid increased turmoil in the automotive sector and concerns regarding mergers-and-acquisitions activity and leveraged buyouts. Most significantly, General Motors and Ford reported disappointing financial results in the spring, prompting the major bond rating agencies to eventually downgrade their debt to the high-yield category.The portfolio held relatively few automotive bonds when the automakers’ financial problems became known. Subsequently, we have established tactical positions in short maturity bonds issued by the financing arms of Ford and GM as we viewed their pricing as significantly undervalued and likely to rebound.

Finally, TIPS positively impacted portfolio performance as the sector benefited from rising inflation accruals amid much higher energy prices. On the other hand, the portfolio’s underweighted position in mortgage-backed securities prevented it from participating fully in the sector’s relatively attractive returns. However, we offset some of this

4

allocation-related weakness by investing in high-quality alternatives to traditional mortgage pass-through securities, including commercial mortgages, Ginnie Mae project loans and asset-backed securities.

What is the portfolio’s current strategy?

In the minutes of its December meeting, some members of the Fed’s Federal Open Market Committee expressed concern that further rate hikes might constrain economic growth, suggesting to many analysts that the Fed may be nearing the end of its credit tightening campaign. Although we expect at least one more rate hike in 2006, we have begun to prepare the portfolio for the next phase of the credit cycle. Accordingly, we have moved from a barbell yield-curve strategy and toward a “bulleted” structure, emphasizing securities in the five-year maturity range. In addition, we have lengthened the portfolio’s average duration (a measure of sensitivity to changing interest rates) from a short position to one that is in line with the benchmark.

January 17, 2006
The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term
goals.The investment objective and policies of Dreyfus Variable Investment Fund, Quality Bond
Portfolio may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of certain portfolio expenses by The Dreyfus Corporation pursuant to an agreement in effect through June 30, 2006, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the portfolio’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers U.S. Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.

The Portfolio 5

PORTFOLIO PERFORMANCE
The data for Service shares primarily represents the results of Initial shares for the period prior to December 31,
2000 (inception date of Service shares). Actual Service shares’ average annual total return and hypothetical growth results would have been lower. See notes below.
† Source: Lipper Inc.
Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Variable Investment
Fund, Quality Bond Portfolio on 12/31/95 to a $10,000 investment made in the Lehman Brothers U.S. Aggregate
Index (the “Index”) on that date.

6

The portfolio’s Initial shares are not subject to a Rule 12b-1 fee.The portfolio’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.The performance figures for Service shares reflect the performance of the portfolio’s Initial shares from their inception date through December 30, 2000, and the performance of the portfolio’s Service shares from December 31, 2000 (inception date of Service shares) to December 31, 2005 (blended performance figures).The blended performance figures have not been adjusted to reflect the higher operating expenses of the Service shares. If these expenses had been reflected, the blended performance figures would have been lower. All dividends and capital gain distributions are reinvested.

The portfolio’s performance shown in the line graph takes into account all applicable portfolio fees and expenses.The Index is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities.The Index does not take into account charges, fees and other expenses. Further information relating to portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Portfolio 7

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor,you pay ongoing expenses,such as management fees and other expenses.Using the information below,you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses,including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, Quality Bond Portfolio from July 1, 2005 to December 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2005
	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 2.93	$ 4.19
Ending value (after expenses)	$1,002.00	$1,000.90

COMPARING YOUR PORTFOLIO’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended December 31, 2005

	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 2.96	$ 4.23
Ending value (after expenses)	$1,022.28	$1,021.02

† Expenses are equal to the portfolio’s annualized expense ratio of .58% for Initial shares and .83% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS December 31, 2005
	Principal
Bonds and Notes—121.5%	Amount[a]		Value ($)

Aerospace & Defense—.4%
L-3 Communications:
Sr. Sub. Notes, 6.375%, 2015	115,000	[b]	115,288
Sr. Sub. Notes, 7.625%, 2012	415,000		438,863
Raytheon,
Notes, 5.5%, 2012	210,000		215,082
			769,233
Agricultural—.4%
Altria,
Notes, 7%, 2013	805,000		882,206
Airlines—.0%
USAir,
Enhanced Equipment Notes, Ser. C, 8.93%, 2009	270,470	[c,d]	27
Asset-Backed Ctfs-Automobile Receivables—4.3%
AmeriCredit Automobile Receivables Trust,
Ser. 2005-DA, Cl. A2, 4.75%, 2008	675,000		675,207
Capital One Auto Finance Trust,
Ser. 2005-C, Cl. A2, 4.48%, 2008	775,000		773,801
Chase Manhattan Auto Owner Trust,
Ser. 2005-B, Cl. A2, 4.77%, 2008	675,000		675,363
Ford Credit Auto Owner Trust,
Ser. 2005-B, Cl. B, 4.64%, 2010	650,000		643,822
Honda Auto Receivables Owner Trust,
Ser. 2005-5, Cl. A1, 4.220% 2006	1,273,188		1,272,865
WFS Financial Owner Trust:
Ser. 2003-3, Cl. A4, 3.25%, 2011	4,525,000		4,456,582
Ser. 2005-2, Cl. B, 4.57%, 2012	325,000		322,621
			8,820,261
Asset-Backed Ctfs.-Home Equity Loans—4.6%
Accredited Mortgage Loan Trust:
Ser. 2005-1, Cl. A2A, 4.48%, 2035	218,006	[e]	218,170
Ser. 2005-2, Cl. A2A, 4.48%, 2035	481,171	[e]	481,419
Ser. 2005-3, Cl. A2A, 4.48%, 2035	722,387	[e]	722,910
ACE Securities,
Ser. 2005-HE1, Cl. A2A, 4.50%, 2035	230,328	[e]	230,521
Ameriquest Mortgage Securities,
Ser. 2003-11, Cl. AF6, 5.14%, 2034	525,000		522,173
Bear Stearns Asset Backed Securities:
Ser. 2005-HE2, Cl. 1A1, 4.49%, 2035	168,093	[e]	168,229
Ser. 2005-HE3, Cl. A1, 4.46%, 2035	175,819	[e]	175,955
Ser. 2005-HE4, Cl. 1A1, 4.48%, 2035	369,767	[e]	370,064
Ser. 2005-TC1, Cl. A1, 4.49%, 2035	306,460	[e]	306,435

The Portfolio 9

STATEMENT OF INVESTMENTS (continued)
	Principal
Bonds and Notes (continued)	Amount [a]		Value ($)

Asset-Backed Ctfs.-Home Equity Loans (continued)
Centex Home Equity,
Ser. 2005-D, Cl. AV1, 4.49%, 2035	705,316	[e]	705,802
Fremont Home Loan Trust,
Ser. 2005-1, Cl. 2A1, 4.48%, 2035	280,693	[e]	280,949
Home Equity Asset Trust:
Ser. 2005-5, Cl. 2A1, 4.49%, 2035	892,831	[e]	893,450
Ser. 2005-8, Cl. 2A1, 4.49%, 2036	577,619	[e]	578,079
JP Morgan Mortgage Acquisition,
Ser. 2005-FRE1, Cl. A2F, 5.375%, 2027	1,092,584		1,092,280
Mastr Asset Backed Securities Trust,
Ser. 2005-WMC1, Cl. A3, 4.48%, 2035	231,289	[e]	231,324
Merrill Lynch Mortgage Investors,
Ser. 2005-NC1, Cl. A2A, 4.49%, 2035	10,715	[e]	10,723
Morgan Stanley ABS Capital I,
Ser. 2005-NC2, Cl. A3A, 4.46%, 2035	395,495	[e]	395,786
Morgan Stanley Home Equity Loans,
Ser. 2005-2, Cl. A2A, 4.47%, 2035	327,267	[e]	327,103
Residential Asset Securities:
Ser. 2005-AHL2, Cl. A1, 4.48%, 2035	789,338	[e]	789,860
Ser. 2005-EMX1, Cl. AI1, 4.48%, 2035	326,833	[e]	327,102
Ser. 2005-EMX3, Cl. AI1, 4.48%, 2035	672,371	[e]	672,892
			9,501,226
Asset-Backed Ctfs.-Manufactured Housing—1.0%
Green Tree Financial,
Ser. 1994-7, Cl. M1, 9.25%, 2020	463,838		487,548
Origen Manufactured Housing:
Ser. 2005-A, Cl. A1, 4.06%, 2013	751,220		747,568
Ser. 2005-B, Cl. A1, 5.25%, 2014	925,000		925,768
			2,160,884
Asset-Backed-Other—6.1%
Citigroup Mortgage Loan Trust,
Ser. 2005-OPT3, Cl. A1A, 4.47%, 2035	664,751	[e]	664,891
Countrywide,
Ser. 2005-2, Cl. 2A1, 4.47%, 2035	243,533	[e]	243,562
Credit-Based Asset Servicing and Securitization:
Ser. 2005-CB4, Cl. AV1, 4.48%, 2035	449,160	[e]	449,438
Ser. 2005-CB7, Cl. AF1, 5.208%, 2035	1,070,404		1,068,896
Ser. 2005-CB8, Cl. AF1B, 5.451%, 2035	1,025,000		1,024,416
First Franklin Mortgage Loan,
Ser. 2005-FFH3, Cl. 2A1, 4.51%, 2035	794,791	[e]	795,384

10

	Principal
Bonds and Notes (continued)	Amount [a]		Value ($)

Asset-Backed-Other (continued)
Merrill Lynch Mortgage Investors,
Ser. 2005-WMC1, Cl. A2A, 4.48%, 2035	21,776	[e]	21,793
Morgan Stanley ABS Capital I:
Ser. 2005-WMC2, Cl. A2A, 4.46%, 2035	199,908	[e]	200,060
Ser. 2005-WMC6, Cl. A2A, 4.49%, 2035	449,823	[e]	450,141
Ownit Mortgage Loan,
Ser. 2005-2, Cl. A2A, 4.49%, 2036	555,922	[e]	556,022
Popular ABS Mortgage Pass-Through Trust,
Ser. 2005-D, Cl. A1, 5.361%, 2036	999,471		999,458
Residential Asset Mortgage Products:
Ser. 2004-RS12, Cl. AII1, 4.51%, 2027	484,080	[e]	484,528
Ser. 2005-EFC5, Cl. A1, 4.48%, 2035	855,778	[e]	856,343
Ser. 2005-RS2, Cl. AII1, 4.49%, 2035	355,722	[e]	356,068
Ser. 2005-RS3, Cl. AIA1, 4.48%, 2035	676,071	[e]	676,597
Ser. 2005-RZ1, Cl. A1, 4.48%, 2034	420,756	[e]	421,107
Saxon Asset Securities Trust:
Ser. 2004-2, Cl. AF2, 4.15%, 2035	2,298,000		2,278,503
Ser. 2005-3, Cl. A2A, 4.50%, 2035	621,230	[e]	621,662
Soundview Home Equity Loan Trust,
Ser. 2005-B, Cl. M3, 5.825%, 2035	225,000	[e]	224,254
Specialty Underwriting & Residential Finance,
Ser. 2005-BC1, Cl. A1A, 4.49%, 2035	244,900	[e]	245,086
			12,638,209
Auto Manufacturing—.2%
DaimlerChrysler:
Notes, 4.875%, 2010	175,000		171,036
Notes, 8.5%, 2031	180,000		218,431
			389,467
Banking—5.0%
Chevy Chase Bank,
Sub. Notes, 6.875%, 2013	260,000		269,100
Chuo Mitsui Trust & Banking,
Sub. Notes, 5.506%, 2049	565,000	[b,e]	548,470
Colonial Bank NA/Montgomery AL,
Sub. Notes, 6.375%, 2015	500,000		515,072
HBOS Capital,
Notes, 6.071%, 2049	2,590,000	[b,e]	2,680,492
Northern Rock,
Notes, 5.6%, 2049	535,000	[b,e]	538,875

The Portfolio 11

STATEMENT OF INVESTMENTS (continued)
	Principal
Bonds and Notes (continued)	Amount [a]	Value ($)

Banking (continued)
Rabobank Capital Funding II,
Bonds, 5.26%, 2049	1,385,000 [b,e]	1,374,355
Regions Financial,
Sr. Notes, 4.38%, 2008	825,000 [e]	825,446
Resona Bank,
Notes, 5.85%, 2049	475,000 [b,e]	473,897
Sovereign Bancorp,
Sr. Notes, 4.8%, 2010	525,000 [b]	515,064
Sumitomo Mitsui Banking,
Notes, 5.625%, 2049	315,000 [b,e]	314,405
US Bank NA,
Notes, Ser. BNT1, 4.3125%, 2006	1,325,000 [e]	1,325,500
Wells Fargo & Co.,
Sub. Notes, 6.375%, 2011	290,000	311,201
Zions Bancorp,
Sub. Notes, 6%, 2015	465,000	486,836
		10,178,713
Building & Construction—.4%
American Standard:
Sr. Notes, 7.375%, 2008	265,000	276,205
Sr. Notes, 7.625%, 2010	450,000	484,122
		760,327
Chemicals—1.2%
ICI Wilmington,
Notes, 5.625%, 2013	640,000	638,041
Lubrizol:
Debs., 6.5%, 2034	600,000	628,501
Sr. Notes, 4.625%, 2009	445,000	436,525
RPM International:
Bonds, 6.25%, 2013	420,000	424,065
Sr. Notes, 4.45%, 2009	450,000	431,862
		2,558,994
Commercial & Professional Services—1.0%
Aramark Services,
Notes, 5%, 2012	785,000	759,758
Erac USA Finance:
Bonds, 5.6%, 2015	310,000 [b]	309,268
Notes, 7.95%, 2009	210,000 [b]	230,983

12

	Principal
Bonds and Notes (continued)	Amount [a]		Value ($)

Commercial & Professional Services (continued)
R.R. Donnelley & Sons,
Notes, 4.95%, 2014	680,000		635,944
			1,935,953
Commercial Mortgage Pass-Through Ctfs.—1.8%
Banc of America Commercial Mortgage,
Ser. 2005-2, Cl. A2, 4.247%, 2043	875,000		863,247
Bayview Commercial Asset Trust:
Ser. 2005-3A, Cl. B3, 7.38%, 2035	148,373	[b,e]	148,373
Ser. 2005-4A, Cl. B3, 7.87%, 2036	100,000	[b,e]	100,000
Calwest Industrial Trust,
Ser. 2002-CALW, Cl. A, 6.127%, 2017	1,000,000	[b]	1,053,101
Crown Castle Towers,
Ser. 2005-1A, Cl. D, 5.612%, 2035	240,000	[b]	233,910
JP Morgan Chase Commercial Mortgage Securities,
Ser. 2005-LDP5, Cl. A2, 5.198%, 2044	725,000		727,980
Merrill Lynch Mortgage Trust:
Ser. 2005-CIP1, Cl. A2, 4.96%, 2038	505,000		502,432
Ser. 2005-CKI1, Cl. A2, 5.223%, 2037	165,000		166,470
			3,795,513
Diversified Financial Services—5.2%
Amvescap,
Notes, 5.375%, 2013	550,000		542,809
Bear Stearns & Cos.,
Notes, 4.5%, 2010	325,000		317,614
Boeing Capital,
Sr. Notes, 7.375%, 2010	490,000		539,719
CIT,
Sr. Notes, 4.75%, 2008	470,000		468,495
Countrywide Home Loans,
Notes, Ser. L, 4%, 2011	290,000		273,187
Credit Suisse First Boston,
Notes, 5.125%, 2015	490,000		486,174
Glencore Funding,
Notes, 6%, 2014	675,000	[b]	635,877
Goldman Sachs,
Notes, 4.5%, 2010	525,000		513,568
HSBC Finance Capital Trust IX,
Notes, 5.911%, 2035	300,000		303,115

The Portfolio 13

STATEMENT OF INVESTMENTS (continued)
	Principal
Bonds and Notes (continued)	Amount [a]	Value ($)

Diversified Financial Services (continued)
ILFC E-Capital Trust I,
Bonds, 5.9%, 2065	175,000 [b]	175,874
International Lease Finance,
Notes, 4.75%, 2012	295,000	287,996
Jefferies,
Sr. Notes, 5.5%, 2016	685,000	677,948
John Deere Capital,
Sr. Notes, Ser. D, 4.4%, 2009	320,000	314,790
JPMorgan Chase & Co.,
Sub. Notes, 5.125%, 2014	780,000 [f]	773,470
Lehman Brothers Holdings E-Capital Trust I,
Notes, 5.15%, 2065	100,000 [b,e]	100,370
MBNA,
Notes, 6.125%, 2013	750,000	796,468
Mizuho JGB Investment,
Bonds, Ser. A, 9.87%, 2008	425,000 [b,e]	470,286
Morgan Stanley,
Sub. Notes, 4.75%, 2014	1,097,000	1,053,862
Nuveen Investments,
Sr. Notes, 5%, 2010	285,000	280,710
Pearson Dollar Finance,
Notes, 4.7%, 2009	335,000 [b]	329,797
Residential Capital:
Notes, 6.125%, 2008	225,000	225,694
Sr. Notes, 6.375%, 2010	1,070,000	1,088,294
		10,656,117
Diversified Metals & Mining—.8%
Falconbridge:
Bonds, 5.375%, 2015	75,000	72,441
Notes, 6%, 2015	195,000	197,264
International Steel,
Sr. Notes, 6.5%, 2014	430,000	432,150
Ispat Inland ULC,
Secured Notes, 9.75%, 2014	115,000	130,813
Southern Peru Copper,
Notes, 7.5%, 2035	280,000 [b]	279,688
Teck Cominco,
Notes, 7%, 2012	500,000	542,320
		1,654,676

14

	Principal
Bonds and Notes (continued)	Amount [a]		Value ($)

Electric Utilities—1.2%
Consumers Energy,
First Mortgage, 5%, 2012	655,000		641,578
Dominion Resources,
Sr. Notes, Ser. A, 7.195%, 2014	575,000		639,853
FirstEnergy,
Notes, Ser. B, 6.45%, 2011	300,000		318,387
FPL Energy National Wind,
Notes, 5.608%, 2024	97,743	[b]	97,656
Mirant,
Sr. Notes, 7.375%, 2013	230,000	[b]	233,737
Nisource Finance,
Sr, Notes, 5.25%, 2017	375,000		365,542
Sierra Pacific Power,
Mortgage Notes, 6.25%, 2012	200,000		204,000
			2,500,753
Entertainment—.2%
Mohegan Tribal Gaming Authority,
Sr. Notes, 6.125%, 2013	345,000		340,688
Environmental Control—.8%
Republic Services,
Notes, 6.086%, 2035	700,000		716,472
Waste Management:
Sr. Notes, 6.875%, 2009	270,000		284,889
Sr. Notes, 7%, 2028	525,000		593,258
			1,594,619
Food & Beverages—.9%
Bavaria,
Sr. Notes, 8.875%, 2010	925,000	[b]	1,009,406
H.J. Heinz,
Bonds, 6.428%, 2005	225,000	[b,e]	231,287
Safeway,
Sr. Debs., 7.25%, 2031	375,000		405,867
Stater Brothers,
Sr. Notes, 8.125%, 2012	195,000	[f]	194,025
			1,840,585
Foreign Governmental—1.6%
Argentina Bonos,
Bonds, 4.005%, 2012	685,000	[e]	539,780

The Portfolio 15

STATEMENT OF INVESTMENTS (continued)
		Principal
Bonds and Notes (continued)		Amount [a]	Value ($)

Foreign Governmental (continued)
Banco Nacional de Desenvolvimento
Economico e Social, Notes, 5.727%, 2008		660,000 [e]	660,000
Export-Import Bank of Korea,
Sr. Notes, 4.5%, 2009		575,000	565,286
Mexican Bonos,
Bonds, 9%, 2011	MXN	5,900,000	579,669
Mexico Government,
Notes, 6.625%, 2015		480,000 f	526,800
Republic of South Africa,
Notes, 9.125%, 2009		470,000	528,163
			3,399,698
Gaming & Lodging—.8%
Harrah’s Operating,
Sr. Notes, 8%, 2011		380,000	420,396
MGM Mirage,
Sr. Notes, 6%, 2009		205,000	204,744
Resorts International Hotel and Casino,
First Mortgage, 11.5%, 2009		560,000 [b]	623,000
Station Casinos,
Sr. Notes, 6%, 2012		450,000	451,125
			1,699,265
Health Care—.4%
American Home Products,
Notes, 6.7%, 2011		325,000 [e]	350,981
Coventry Health Care,
Sr. Notes, 5.875%, 2012		160,000	162,400
Medco Health Solutions,
Sr. Notes, 7.25%, 2013		155,000	170,522
Quest Diagnostics,
Notes, 5.125%, 2010		205,000 [b]	205,158
			889,061
Manufacturing—.3%
Bombardier,
Notes, 6.3%, 2014		780,000 [b,f]	686,400
Media—1.3%
AOL Time Warner,
Notes, 6.75%, 2011		480,000	504,601
British Sky Broadcasting,
Notes, 6.875%, 2009		510,000	534,635

16

	Principal
Bonds and Notes (continued)	Amount [a]		Value ($)

Media (continued)
Comcast,
Notes, 5.5%, 2011	530,000	[f]	533,471
News America,
Debs., 7.7%, 2025	425,000		488,945
Univision Communications,
Notes, 7.85%, 2011	560,000		616,959
			2,678,611
Oil & Gas—1.1%
Amerada Hess:
Notes, 6.65%, 2011	240,000		258,194
Notes, 7.3%, 2031	405,000		470,163
Enterprise Products Operating,
Sr. Notes, Ser. B, 6.65%, 2034	775,000		802,838
ONEOK,
Sr. Notes, 5.2%, 2015	225,000		221,355
XTO Energy,
Sr. Notes, 7.5%, 2012	475,000		531,993
			2,284,543
Packaging & Containers—.4%
Crown Americas Capital:
Sr. Notes, 7.625%, 2013	325,000	[b]	338,813
Sr. Notes, 7.75%, 2015	185,000	[b]	192,400
Sealed Air,
Notes, 5.625%, 2013	310,000	[b]	308,189
			839,402
Paper & Forest Products—1.1%
Celulosa Arauco y Constitucion:
Notes, 5.125%, 2013	360,000		348,643
Notes, 5.625%, 2015	170,000		169,122
Georgia-Pacific,
Sr. Notes, 8%, 2014	415,000		398,400
Sappi Papier,
Notes, 6.75%, 2012	315,000	[b]	301,212
Temple-Inland,
Bonds, 6.625%, 2018	400,000	[f]	412,957
Westvaco,
Debs., 7.95%, 2031	250,000		288,543
Weyerhaeuser,
Debs., 7.375%, 2032	245,000		273,203
			2,192,080

The Portfolio 17

STATEMENT OF INVESTMENTS (continued)
	Principal
Bonds and Notes (continued)	Amount [a]	Value ($)

Property-Casualty Insurance—2.0%
ACE Capital Trust II,
Capital Securities, 9.7%, 2030	225,000 [f]	313,957
Aegon Funding,
Bonds, 5.75%, 2020	550,000	559,714
American International,
Notes, 5.05%, 2015	270,000 [b]	265,489
AON Capital Trust,
Capital Securities, 8.205%, 2027	300,000	357,321
Assurant,
Sr. Notes, 6.75%, 2034	400,000	436,145
ING Groep,
Bonds, 5.78%, 2049	400,000	406,162
MetLife,
Sr. Notes, 5%, 2015	1,050,000	1,031,764
Nippon Life Insurance,
Notes, 4.875%, 2010	475,000 [b]	468,131
Phoenix Cos.,
Sr. Notes, 6.675%, 2008	205,000	207,021
		4,045,704
Real Estate Investment Trust—2.7%
Archstone-Smith Operating Trust,
Notes, 5.25%, 2015	525,000	518,682
Arden Realty,
Notes, 5.25%, 2015	350,000	354,290
Boston Properties,
Sr. Notes, 5%, 2015	470,000	453,478
Commercial Net Lease Realty,
Sr. Notes, 6.15%, 2015	210,000	213,524
Duke Realty,
Sr. Notes, 5.875%, 2012	1,250,000	1,294,838
EOP Operating,
Sr. Notes, 7%, 2011	595,000	637,585
ERP Operating:
Notes, 5.125%, 2016	350,000	337,766
Notes, 5.25%, 2014	85,000	84,756
Federal Realty Investment Trust,
Notes, 5.65%, 2016	325,000	327,479
Healthcare Realty Trust,
Sr. Notes, 5.125%, 2014	475,000	450,387

18

	Principal
Bonds and Notes (continued)	Amount [a]		Value ($)

Real Estate Investment Trust (continued)
Mack-Cali Realty,
Notes, 5.05%, 2010	225,000		222,653
Regency Centers,
Bonds, 5.25%, 2015	145,000		142,613
Simon Property,
Notes, 4.875%, 2010	550,000		542,924
			5,580,975
Residential Mortgage Pass—Through Ctfs.—3.5%
Citigroup Mortgage Loan Trust:
Ser. 2005-WF2, Cl. AF2, 4.922%, 2035	868,386		865,661
Ser. 2005-WF2, Cl. AF7, 5.249%, 2035	950,000		962,106
Countrywide Alternative Loan Trust,
Ser. 2005-J4, Cl. 2A1B, 4.50%, 2035	435,028	[e]	435,025
First Horizon Alternative Mortgage Securities I,
Ser. 2004-FA1, Cl. A1, 6.25%, 2034	2,970,666		3,008,522
Nomura Asset Acceptance:
Ser. 2005-AP2, Cl. A5, 4.976%, 2035	425,000		411,597
Ser. 2005-WF1, Cl. 2A5, 5.159%, 2035	475,000		463,510
Structured Adjustable Rate Mortgage Loan Trust,
Ser. 2005-8XS, Cl. A1, 4.48%, 2035	475,948	[e]	475,948
Washington Mutual,
Ser. 2005-AR4, Cl. A4B, 4.684%, 2035	575,000	[e]	563,141
			7,185,510
Retail—.4%
Darden Restaurants,
Notes, 6%, 2035	315,000		299,334
May Department Stores,
Notes, 6.65%, 2024	575,000		606,187
			905,521
State Government—.3%
Erie Tobacco Asset Securitization,
Asset-Backed Bonds, 6%, 2028	400,000		392,252
Tobacco Settlement Authority of Iowa,
Asset-Backed Bonds, Series A, 6.5%, 2023	210,000		210,792
			603,044
Structured Index—1.1%
AB Svensk Exportkredit,
GSNE-ER Indexed Notes, 0%, 2007	2,275,000	[b,g]	2,230,638

The Portfolio 19

STATEMENT OF INVESTMENTS (continued)
	Principal
Bonds and Notes (continued)	Amount [a]	Value ($)

Technology—.0%
Freescale Semiconductor,
Sr. Notes, 6.875%, 2011	160,000	168,800
Telecommunications—2.2%
AT&T Wireless Services,
Sr. Notes, 8.75%, 2031	235,000	312,260
Deutsche Telekom International Finance,
Notes, 8.75%, 2030	635,000 [e]	810,049
Koninklijke KPN,
Sr. Notes, 8.375%, 2030	820,000	974,467
Nextel Communications,
Sr. Notes, 5.95%, 2014	280,000	281,828
SBC Communications,
Notes, 5.625%, 2016	315,000	317,562
Sprint Capital,
Notes, 8.75%, 2032	800,000	1,064,879
Telecom Italia Capital,
Notes, 4.875%, 2010	440,000	431,821
Verizon Global Funding:
Bonds, 5.85%, 2035	200,000 [f]	193,398
Notes, 7.75%, 2032	110,000	131,354
		4,517,618
Transportation—.1%
Ryder Systems,
Bonds, 5%, 2012	325,000	309,801
U.S. Government—35.4%
U.S. Treasury Bonds:
5.25%, 11/15/2028	5,605,000	6,115,111
6.25%, 5/15/2030	105,000	130,437
U.S. Treasury Notes:
1.5%, 3/31/2006	150,000 [h]	149,104
1.875%, 12/31/2005	25,300,000 [h]	25,300,000
3.5%, 2/15/2010	14,440,000	13,971,841
3.625%, 4/30/2007	27,180,000	26,903,851
4.75%, 5/15/2014	520,000	532,813
		73,103,157
U.S. Government Agencies/Mortgage-Backed—31.3%
Federal Home Loan Mortgage Corp.:
3.5%, 9/1/2010	205,997	196,146
REMIC Trust, Gtd. Pass-Through Ctfs.,
Ser. 2586, Cl. WE, 4%, 12/15/2032	1,107,344	1,037,942
(Interest Only Obligation)
Ser. 2764, Cl. IT, 5%, 6/15/2027	7,390,400 [i]	1,296,049

20

	Principal
Bonds and Notes (continued)	Amount [a]	Value ($)

U.S. Government Agencies/
Mortgage-Backed (continued)
Federal National Mortgage Association:
4%, 5/1/2010	1,110,097	1,074,019
4.5%	15,275,000 [j]	14,864,408
5%	30,925,000 [j]	30,156,556
5.5%	4,700,000 [j]	4,729,375
5.5%, 9/1/2034	423,925	420,312
6%	3,275,000 [j]	3,345,609
7%, 6/1/2029—9/1/2029	196,409	205,185
Government National Mortgage Association I:
5.5%, 4/15/2033-3/15/2034	3,797,564	3,827,724
Project Loan,
8%, 9/15/2008	28,766	29,080
Ser. 2005-29, Cl. A, 4.016%, 7/16/2027	504,761	491,395
Ser. 2005-32, Cl. B, 4.385%, 8/16/2030	675,000	662,344
Ser. 2005-87, Cl. A, 4.449%, 3/16/2025	598,575	588,880
Ser. 2005-90, Cl. A, 3.76%, 7/16/2028	825,000	797,156
Government National Mortgage Association II:
7%, 9/20/2028-7/20/2029	28,476	29,734
Ser. 2004-39, Cl. LC, 5.5%, 12/20/2029	1,000,000	1,006,858
		64,758,772
Total Bonds and Notes
(cost $252,140,066)		251,057,051

	Face Amount
	Covered by
Options—.0%	Contracts ($)	Value ($)

Call Options—.0%
Dow Jones CDX.NA.IG.4
February 2006 @ 1.016	4,000,000	18,983
Put Options—.0%
U.S. Treasury Notes, 4.25%, 8/15/2015
February 2006 @ 97.171875	2,055,000	5,343
Total Options
(cost $49,688)		24,326

Other Investment—3.2%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Plus
Money Market Fund
(cost $6,692,000)	6,692,000 [k]	6,692,000

The Portfolio 21

STATEMENT OF INVESTMENTS (continued)
Investment of Cash Collateral
for Securities Loaned—1.6%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $3,296,590)	3,296,590 [k]	3,296,590

Total Investments (cost $262,178,344)	126.3%	261,069,967
Liabilities, Less Cash and Receivables	(26.3%)	(54,314,227)
Net Assets	100.0%	206,755,740

[a] Principal amount stated in U.S Dollars unless otherwise noted.
MXN—Mexican Pesos
[b] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities amounted to $17,819,889 or 8.6% of net assets.
[c] Non-income producing—security in default.
[d] The value of this security has been determined in good faith under the direction of the Board of Trustees.
[e] Variable rate security—interest rate subject to periodic change.
[f] All or a portion of these securities are on loan. At December 31, 2005, the total market value of the portfolio’s securities on loan is $3,161,528 and the total market value of the collateral held by the portfolio is $3,296,590.
[g] Security linked to Goldman Sachs Non Energy—Excess Return Index.
[h] Partially held by a broker as collateral for open financial futures positions.
[i] Notional face amount shown.
[j] Purchased on a forward commitment basis.
[k] Investment in affiliated money market mutual fund.

Portfolio Summary †

	Value (%)		Value (%)

U.S. Government & Agencies	66.7	Structured Index	1.1
Corporate Bonds	30.5	State Government	.3
Asset/Mortgage Backed	21.3	Futures/Options/Forward Currency
Money Market Investments	4.8	Exchange Contracts/Swaps	.0
Foreign/Governmental	1.6		126.3

† Based on net assets.
See notes to financial statements.

22

STATEMENT OF FINANCIAL FUTURES

December 31, 2005

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 12/31/2005 ($)

Financial Futures Long
U.S. Treasury 2 Year Notes	35	7,181,563	March 2006	5,469
U.S. Treasury 5 Year Notes	135	14,356,406	March 2006	22,813
U.S. Treasury 30 Year Bonds	22	2,512,125	March 2006	43,484

Financial Futures Short
U.S. Treasury 10 Year Notes	55	6,017,344	March 2006	(40,391)
				31,375

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN December 31, 2005
	Face Amount
	Covered by
Issuer	Contracts	Value ($)

Call Options;
Dow Jones CDX.NA.IG.4
February 2006 @ 1.0238	8,000,000	15,804
Put Options;
U.S. Treasury Notes, 4.25%, 8/15/2015
February 2006 @ 95.609375	4,110,000	2,096
(Premiums received $49,688)		17,900

See notes to financial statements.

The Portfolio 23

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $3,161,528)—Note 1(c):
Unaffiliated issuers	252,189,754	251,081,377
Affiliated issuers	9,988,590	9,988,590
Cash		68,727
Receivable for investment securities sold		3,938,567
Dividends and interest receivable		2,121,169
Unrealized appreciation on swaps—Note 4		145,998
Receivable from broker for swap transactions—Note 4		24,966
Receivable for shares of Beneficial Interest subscribed		10,189
Prepaid expenses		7,851
		267,387,434

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		109,561
Payable for investment securities purchased		56,969,867
Liability for securities on loan—Note 1(c)		3,296,590
Payable for shares of Beneficial Interest redeemed		94,427
Unrealized depreciation on swaps—Note 4		90,793
Outstanding options written, at value (premiums
received $49,688)—See Statement of Options Written		17,900
Payable for futures variation margin—Note 4		5,109
Accrued expenses and other liabilities		47,447
		60,631,694

Net Assets ($)		206,755,740

Composition of Net Assets ($):
Paid-in capital		210,099,078
Accumulated undistributed investment income—net		2,169,586
Accumulated net realized gain (loss) on investments		(4,539,899)
Accumulated net unrealized appreciation (depreciation)
on investments (including $31,375 net unrealized
appreciation on financial futures)		(973,025)

Net Assets ($)		206,755,740

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	158,998,617	47,757,123
Shares Outstanding	14,086,248	4,244,448

Net Asset Value Per Share ($)	11.29	11.25

See notes to financial statements.

24

STATEMENT OF OPERATIONS Year Ended December 31, 2005
Investment Income ($):
Income:
Interest	8,577,714
Dividends;
Affiliated issuers	218,306
Income from securities lending	8,710
Total Income	8,804,730
Expenses:
Investment advisory fee—Note 3(a)	1,414,465
Distribution fees—Note 3(b)	129,231
Custodian fees—Note 3(b)	68,295
Prospectus and shareholders’ reports	45,611
Professional fees	44,016
Trustees’ fees and expenses—Note 3(c)	20,772
Shareholder servicing costs—Note 3(b)	3,697
Miscellaneous	28,260
Total Expenses	1,754,347
Less—reduction in investment advisory fee
due to undertaking—Note 3(a)	(326,415)
Less—reduction in custody fees due to
earnings credits—Note 1(c)	(6,833)
Net Expenses	1,421,099
Investment Income—Net	7,383,631

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	704,330
Net realized gain (loss) on options transactions	137,566
Net realized gain (loss) on financial futures	(152,703)
Net realized gain (loss) on swap transactions	119,269
Net realized gain (loss) on forward currency exchange contracts	530,020
Net Realized Gain (Loss)	1,338,482
Net unrealized appreciation (depreciation) on investments,
foreign currency transactions, options and swap transactions
(including $29,312 net unrealized appreciation on financial futures)	(3,502,310)
Net Realized and Unrealized Gain (Loss) on Investments	(2,163,828)
Net Increase in Net Assets Resulting from Operations	5,219,803

See notes to financial statements.

The Portfolio 25

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2005	2004

Operations ($):
Investment income—net	7,383,631	7,298,267
Net realized gain (loss) on investments	1,338,482	(66,428)
Net unrealized appreciation
(depreciation) on investments	(3,502,310)	516,522
Net Increase (Decrease) in Net Assets
Resulting from Operations	5,219,803	7,748,361

Dividends to Shareholders from ($):
Investment income—net:
Initial shares	(5,953,689)	(6,897,830)
Service shares	(1,742,786)	(2,194,224)
Total Dividends	(7,696,475)	(9,092,054)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial shares	15,895,953	31,181,952
Service shares	2,170,592	5,024,349
Dividends reinvested:
Initial shares	5,953,689	6,897,830
Service shares	1,742,786	2,194,224
Cost of shares redeemed:
Initial shares	(32,401,995)	(39,389,257)
Service shares	(11,137,633)	(11,650,522)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(17,776,608)	(5,741,424)
Total Increase (Decrease) in Net Assets	(20,253,280)	(7,085,117)

Net Assets ($):
Beginning of Period	227,009,020	234,094,137
End of Period	206,755,740	227,009,020
Undistributed investment income—net	2,169,586	309,435

26

	Year Ended December 31,

	2005	2004

Capital Share Transactions:
Initial Shares
Shares sold	1,400,032	2,799,550
Shares issued for dividends reinvested	525,289	611,686
Shares redeemed	(2,856,400)	(3,478,459)
Net Increase (Decrease) in Shares Outstanding	(931,079)	(67,223)

Service Shares
Shares sold	191,927	444,035
Shares issued for dividends reinvested	154,203	195,075
Shares redeemed	(984,701)	(1,033,241)
Net Increase (Decrease) in Shares Outstanding	(638,571)	(394,131)

See notes to financial statements.

The Portfolio 27

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

		Year Ended December 31,

Initial Shares	2005	2004[a]	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	11.42	11.50	11.65	11.37	11.39
Investment Operations:
Investment income—net [b]	.39	.37	.35	.54	.65
Net realized and unrealized
gain (loss) on investments	(.11)	.01	.21	.32	.10
Total from Investment Operations	.28	.38	.56	.86	.75
Distributions:
Dividends from investment income—net	(.41)	(.46)	(.46)	(.58)	(.69)
Dividends from net realized
gain on investments	—	—	(.25)	—	(.08)
Total Distributions	(.41)	(.46)	(.71)	(.58)	(.77)
Net asset value, end of period	11.29	11.42	11.50	11.65	11.37

Total Return (%)	2.48	3.37	4.94	7.76	6.69

28

		Year Ended December 31,

Initial Shares	2005	2004[a]	2003	2002	2001

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.75	.74	.74	.72	.75
Ratio of net expenses
to average net assets	.60	.74	.74	.72	.75
Ratio of net investment income
to average net assets	3.45	3.30	2.96	4.70	5.57
Portfolio Turnover Rate	504.21[c]	819.75[c]	898.18[c]	877.87	1,105.61

Net Assets, end of period ($ x 1,000)	158,999	171,424	173,534	194,519	191,089

[a]	As of January 1, 2004, the portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133.These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to January 1, 2004, these interim payments were reflected within interest income/expense in the Statement of Operations.The effect of this change for the period ended December 31, 2004, was to increase net investment income per share by less than $.01, decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.28% to 3.30%. Per share data and ratios/supplemental data for periods prior to January 1, 2004 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	The portfolio turnover rates excluding mortgage dollar roll transactions for the years ended December 31, 2005,
December 31, 2004 and December 31, 2003, were 393.37%, 761.92% and 755.08%, respectively.
See notes to financial statements.

The Portfolio 29

FINANCIAL HIGHLIGHTS (continued)
		Year Ended December 31,

Service Shares	2005	2004[a]	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	11.38	11.48	11.62	11.35	11.39
Investment Operations:
Investment income—net [b]	.36	.35	.31	.50	.58
Net realized and unrealized
gain (loss) on investments	(.11)	(.01)	.24	.32	.14
Total from Investment Operations	.25	.34	.55	.82	.72
Distributions:
Dividends from investment income—net	(.38)	(.44)	(.44)	(.55)	(.68)
Dividends from net realized
gain on investments	—	—	(.25)	—	(.08)
Total Distributions	(.38)	(.44)	(.69)	(.55)	(.76)
Net asset value, end of period	11.25	11.38	11.48	11.62	11.35

Total Return (%)	2.26	3.05	4.78	7.47	6.37

30

		Year Ended December 31,

Service Shares	2005	2004[a]	2003	2002	2001

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.99	.99	.99	.97	1.01
Ratio of net expenses
to average net assets	.84	.99	.99	.97	1.01
Ratio of net investment income
to average net assets	3.21	3.06	2.66	4.39	5.24
Portfolio Turnover Rate	504.21[c]	819.75[c]	898.18[c]	877.87	1,105.61

Net Assets, end of period ($ x 1,000)	47,757	55,585	60,561	57,966	23,431

[a]	As of January 1, 2004, the portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133.These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to January 1, 2004, these interim payments were reflected within interest income/expense in the Statement of Operations.The effect of this change for the period ended December 31, 2004, was to increase net investment income per share by $.01, decrease net realized and unrealized gain (loss) on investments per share by $.01 and increase the ratio of net investment income to average net assets from 3.03% to 3.06%. Per share data and ratios/supplemental data for periods prior to January
1, 2004 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	The portfolio turnover rates excluding mortgage dollar roll transactions for the years ended December 31, 2005,
December 31, 2004 and December 31, 2003, were 393.37%, 761.92% and 755.08%, respectively.
See notes to financial statements.

The Portfolio 31

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering twelve series, including the Quality Bond Portfolio (the “portfolio”). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series.The portfolio’s investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the portfolio’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge.The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations, expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is

32

unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swap transactions and forward currency exchange contracts) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, not valued by a pricing service approved by the Board of Trustees, or determined by the portfolio not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the portfolio to have changed the value of the security), are valued at fair value as determined in good faith under the direction of the Board of Trustees. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Investments in registered investment companies are valued at their net asset value.

The Portfolio 33

NOTES TO FINANCIAL STATEMENTS (continued)

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and asked prices. Investments in swap transactions are valued each business day by an independent pricing service approved by the Board of Trustees. Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuers and swap spreads on interest rates. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolios’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

34

The portfolio has an arrangement with the custodian bank whereby the portfolio receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the portfolio includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the portfolio may lend securities to qualified institutions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The portfolio will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gain can be offset by capital loss carryovers it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

On December 30, 2005, the Board of Trustees declared a cash dividend of $.04 and $.037 per share for the Initial shares and Service shares

The Portfolio 35

NOTES TO FINANCIAL STATEMENTS (continued)

respectively, from undistributed investment income-net payable on January 3, 2006 (ex-dividend date) to shareholders of record as of the close of business on December 30, 2005.

(f) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,292,987, accumulated capital losses $3,233,574 and unrealized depreciation $1,447,609. In addition, the portfolio had $955,142 of capital losses realized after October 31, 2005, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2005. If not applied, $3,171,594 of the carryover expires in fiscal 2012 and $61,980 expires in fiscal 2013.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2005 and December 31, 2004, were as follows: ordinary income $7,696,475 and $9,092,054, respectively.

During the period ended December 31, 2005, as a result of permanent book to tax differences primarily due to the tax treatment of amortization of premiums, paydowns gains/losses, treasury inflation protected securities and foreign currency transaction, the fund increased accumulated undistributed investment income-net by $2,172,995, decreased accumulated net realized gain (loss) on investments by $2,169,925 and decreased paid-in capital by $3,070. Net assets were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The portfolio may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other

36

Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowing. During the period ended December 31, 2005, the portfolio did not borrow under the Facility.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .65% of the value of the portfolio’s average daily net assets and is payable monthly.The Manager has agreed from January 1, 2005 until June 30, 2006, to waive receipt of a portion of the portfolio’s investment advisory fee, in the amount of .15% of the value of the portfolio’s average net assets. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $326,415 during the period ended December 31, 2005.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2005, Service shares were charged $129,231 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2005, the portfolio was charged $395 pursuant to the transfer agency agreement.

The Portfolio 37

NOTES TO FINANCIAL STATEMENTS (continued)

The portfolio compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement to provide custodial services for the portfolio. During the period ended December 31, 2005, the portfolio was charged $68,295 pursuant to the custody agreement.

During the period ended December 31, 2005, the portfolio was charged $3,762 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: investment advisory fees $114,294, Rule 12b-1 distribution plan fees $10,194, custodian fees $10,267, chief compliance officer fees $1,858 and transfer agency per account fees $66, which are offset against an expense reimbursement currently in effect in the amount of $27,118.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the portfolio may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures, forward currency exchange contracts, options transactions and swap transactions, during the period ended December 31, 2005, amounted to $1,259,836,548 and $1,204,400,050, respectively, of which $264,492,617 in purchases and $264,771,923 in sales were from mortgage dollar roll transactions.

A mortgage dollar roll transaction involves a sale by the portfolio of mortgage related securities that it holds with an agreement by the portfolio to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those

38

sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to “mark to market” on a daily basis, which reflects the change in market value of the contracts at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 2005, are set forth in the Statement of Financial Futures.

The portfolio may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the portfolio receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the portfolio would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the portfolio would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the portfolio receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the portfolio would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is

The Portfolio 39

NOTES TO FINANCIAL STATEMENTS (continued)

written and the date on which the option is terminated. Generally, the portfolio would realize a loss, if the price of the financial instrument decreases between those dates.The following summarizes the portfolio’s call/put options written for the period ended December 31, 2005.

	Face Amount		Options Terminated

	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)

Contracts outstanding
December 31, 2004	25,785,000	326,625
Contracts written	89,900,000	304,643
Contracts terminated:
Contracts closed	52,055,000	399,476	596,505	(197,029)
Contracts expired	51,520,000	182,104	—	182,104
Total contracts terminated	103,575,000	581,580	596,505	(14,925)
Contracts outstanding
December 31, 2005	12,110,000	49,688

The portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions.When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The portfolio realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates.The portfolio is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.At December 31, 2005, there were no forward currency exchange contracts outstanding.

The portfolio may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.

40

The portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap contracts in the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) on investments.

Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. For those credit default swaps in which the fund is receiving a fixed rate, the fund is providing credit protection on the underlying instrument.The maximum payouts for these contracts are limited to the notional amount of each swap.The following summarizes credit default swaps entered into by the portfolio at December 31, 2005:

The Portfolio 41

NOTES TO FINANCIAL STATEMENTS (continued)
42

NOTES TO FINANCIAL STATEMENTS (continued)

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

At December 31, 2005, the cost of investments for federal income tax purposes was $262,621,553; accordingly, accumulated net unrealized depreciation on investments was $1,551,586, consisting of $1,210,262 gross unrealized appreciation and $2,761,848 gross unrealized depreciation.

44

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund, Quality Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the statements of investments, financial futures and options written, of Dreyfus Variable Investment Fund, Quality Bond Portfolio (one of the funds comprising Dreyfus Variable Investment Fund) as of December 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of December 31, 2005 and confirmation of securities not held by the custodian by correspondence with others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Quality Bond Portfolio at December 31,2005,the results of its operations for the year then ended,the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York February 6, 2006

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-
related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 193
———————
David P. Feldman (66)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• BBH Mutual Funds Group (11 funds), Director
• The Jeffrey Company, a private investment company, Director
• QMED, a medical device company, Director
No. of Portfolios for which Board Member Serves: 58
———————
James F. Henry (75)
Board Member (1991)
Principal Occupation During Past 5 Years:
• President, CPR Institute for Dispute Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2003)
No. of Portfolios for which Board Member Serves: 22

46

Dr. Paul A. Marks (79)
Board Member (1990)
Principal Occupation During Past 5 Years:
• President, Emeritus (2000-present) and President and Chief Executive Officer of Memorial
Sloan-Kettering Cancer Center (Retired 1999)
Other Board Memberships and Affiliations:
• Pfizer, Inc., a pharmaceutical company, Director-Emeritus
• Lazard Freres & Company, LLC, Senior Adviser
• Carrot Capital Health Care Ventures; Advisor
• Armgo-Start-Up Biotech; Board of Directors
• Nanoviricide, Board Director
• PTC, Scientific Advisory Board
No. of Portfolios for which Board Member Serves: 22
———————
Dr. Martin Peretz (66)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Editor-in-Chief of The New Republic Magazine
• Lecturer in Social Studies at Harvard University (1965-2001)
• Co-Chairman of TheStreet.com, a financial daily on the web
Other Board Memberships and Affiliations:
• Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education, Director
• Harvard Center for Blood Research,Trustee
• Bard College,Trustee
• Board of Overseers of YIVO Institute for Jewish Research, Chairman
No. of Portfolios for which Board Member Serves: 22
———————
Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board
Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
John M. Fraser, Jr., Emeritus Board Member
Rosalind Gersten Jacobs, Emeritus Board Member

The Portfolio 47

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since February 1991.

48

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director-Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager — Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 48 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 196 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

The Portfolio 49

For More	Information

Dreyfus Variable	Transfer Agent &
Investment Fund,	Dividend Disbursing Agent
Quality Bond Portfolio
Dreyfus Transfer, Inc.
200 Park Avenue
200 Park Avenue
New York, NY 10166
New York, NY 10166

Investment Adviser	Distributor
The Dreyfus Corporation
Dreyfus Service Corporation
200 Park Avenue
200 Park Avenue
New York, NY 10166
New York, NY 10166
Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-554-4611 or 516-338-3300

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Servicing

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies relating to portfolio securities, and information regarding how the portfolio voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E P O R T F O L I O

2	Letter from the Chairman
3	Discussion of Performance
6	Portfolio Performance
8	Understanding Your Portfolio’s Expenses
8	Comparing Your Portfolio’s Expenses
With Those of Other Funds
9	Statement of Investments
16	Statement of Assets and Liabilities
17	Statement of Operations
18	Statement of Changes in Net Assets
20	Financial Highlights
22	Notes to Financial Statements
29	Report of Independent Registered
Public Accounting Firm
30	Important Tax Information
31	Board Members Information
33	Officers of the Fund
F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Variable Investment Fund,
Small Company Stock Portfolio

The	Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Small Company Stock Portfolio, covering the 12-month period from January 1, 2005, through December 31, 2005. Inside, you’ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Dwight Cowden.

Stocks generally absorbed both good and bad news in 2005 to post modestly positive total returns. On the plus side, an expanding U.S. economy and low inflation helped support corporate earnings in most industry groups. Negative influences included rising short-term interest rates and escalating energy prices, which many analysts feared might erode corporate profits. In addition, hurricanes Katrina, Rita and Wilma disrupted economic activity along the Gulf Coast.

We expect the U.S. economy to continue its moderate expansion in 2006, fueled in part by a rebound in corporate capital spending and exports. The labor market likely will remain relatively strong while inflation should stay low, supporting consumers’ real incomes. Risks in the new year include the possible end of the boom in the housing market, where we believe prices are more likely to stall than plunge.

As always, we encourage you to speak with your financial consultant about how these and other market forces may affect your investments. Thank you for your continued confidence and support.

2

DISCUSSION OF PERFORMANCE

Dwight Cowden, Portfolio Manager

How did Dreyfus Variable Investment Fund, Small Company Stock Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2005, the portfolio produced total returns of 0.91% for its Initial shares and 0.77% for its Service shares.1This compares with a total return of 7.68% for the portfolio’s benchmark, the S&P SmallCap 600 Index, for the same period.2

Small-cap stocks fared relatively well in 2005 due to a growing economy and positive earnings reports, which more than offset concerns related to rising interest rates and soaring energy prices. While the portfolio posted positive returns for the reporting period, its performance compared to the benchmark lagged due to several disappointments in the technology and consumer discretionary sectors. Relative performance also suffered due to the portfolio’s lack of exposure to several companies in the benchmark that received buyout offers.

What is the portfolio’s investment approach?

The portfolio seeks capital appreciation.To pursue this goal, the portfolio normally invests at least 80% of its assets in the stocks of small-capitalization companies. Small-capitalization companies are generally new and often entrepreneurial companies with market capitalizations ranging from $100 million to $3 billion at the time of purchase. We may continue to hold the securities of companies as their market capitalization grows. Small-cap companies can, if successful, grow faster than larger-cap companies and typically use any profits for expansion rather than for paying dividends.

Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. In selecting securities, we use a computer model to identify and rank stocks within an industry or sector, based on several characteristics, including: value, or how a stock is priced relative to its perceived intrinsic

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

worth; growth, in this case the sustainability or growth of earnings; and financial profile, which measures the financial health of the company.

We then use fundamental analysis and generally select what we believe are the most attractive of the higher-ranked securities and determine those issues that should be sold.We use a variety of sources, including internal as well as Wall Street research, and company management to stay abreast of current developments.We attempt to manage risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.The portfolio is structured so that its sector weightings and risk characteristics, such as growth, size and yield, are generally similar to those of the S&P SmallCap 600 Index.

What other factors influenced the portfolio’s performance?

Investors tended to punish stocks of companies that failed to fulfill earnings expectations or that announced unclear prospects for future earnings during 2005.Technology stocks stood at the forefront of this trend, with some semiconductor and hardware manufacturers experiencing particularly steep declines. For example, among the portfolio’s holdings, media hardware and software maker Avid Technology fell sharply in mid-year when a delay in the receipt of revenues caused quarterly earnings to fall. Similarly, shares of MIPS Technologies lost ground due to slowing semiconductor orders and a shift in demand toward lower margin products.

Holdings in other sectors also contributed to the portfolio’s under-performance compared to the benchmark. Some of the most notable of these included clothing retailer Aeropostale, which experienced inventory problems; broadcaster Radio One, which was hurt by weak advertising revenues;and air carriers Continental Airlines and Pinnacle Airlines,which suffered from high fuel costs and broad-based industry weakness.

On a more positive note, the portfolio participated significantly in the energy sector’s rise, which was the result of surging oil and gas prices. Modestly heavy exposure to energy stocks, such as Southwestern Energy, Unit Corp., Cal Dive International and Goodrich Petroleum, contributed strongly to the portfolio’s returns.The portfolio’s relative performance in the health care sector benefited from an overweighted

4

position and good individual stock selections in the biotechnology industry, such as Abgenix, which specializes in antibody therapies, and Psychiatric Solutions, a provider of outpatient therapy services. Finally, acquisitions of wireless services providers, including Alamosa Holdings, by larger carriers enhanced the portfolio’s results in the telecommunications services area.

What is the portfolio’s current strategy?

While we generally allocate the portfolio’s assets across market sectors in proportions that are close to their representation in the benchmark, as of year-end we have placed slight emphasis on biotechnology companies, where we see potential for major new products and increasing mergers-and-acquisitions activity. In the technology sector, we have emphasized telecommunications and Internet-related companies, where we have found what we believe to be attractive opportunities for growth. In the materials and processing area, metals and mining-related stocks position the portfolio to benefit from strengthening global industrial demand. On the other hand, rising interest rates have made us relatively cautious regarding banking and mortgage-related stocks. We have also de-emphasized consumer discretionary stocks in light of rising interest rates, high energy prices and increasing consumer debt levels.

January 17, 2006
The portfolio is only available as a funding vehicle under various life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term
goals.The investment objective and policies of Dreyfus Variable Investment Fund, Small Company
Stock Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of certain portfolio expenses by The Dreyfus Corporation pursuant to an agreement in effect through January 31, 2006, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the portfolio’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard and Poor’s SmallCap 600 Index is a widely accepted, unmanaged index of small-cap stock market performance.

The Portfolio 5

Average Annual Total Returns	as of 12/31/05
	Inception			From
	Date	1 Year	5 Years	Inception

Initial shares	5/1/96	0.91%	6.21%	7.54%
Service shares	5/1/96	0.77%	5.95%	7.40%

The data for Service shares includes the results of Initial shares for the period prior to December 31, 2000 (inception date of Service shares). Actual Service shares’ average annual total return and hypothetical growth results would have been lower. See notes below.

† Source: Lipper Inc.

Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Variable Investment Fund, Small Company Stock Portfolio on 5/1/96 (inception date of Initial shares) to a $10,000 investment made in the Standard and Poor’s SmallCap 600 Index (the “Index”) on that date.

6

The portfolio’s Initial shares are not subject to a Rule 12b-1 fee.The portfolio’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.The performance figures for Service shares reflect the performance of the portfolio’s Initial shares from their inception date through December 30, 2000, and the performance of the portfolio’s Service shares from December 31, 2000 (inception date of Service shares) to December 31, 2005 (blended performance figures).The performance figures for each share class reflect certain expense reimbursements, without which the performance of each share class would have been lower. In addition, the blended performance figures have not been adjusted to reflect the higher operating expenses of the Service shares. If these expenses had been reflected, the blended performance figures would have been lower. All dividends and capital gain distributions are reinvested.

The portfolio’s performance shown in the line graph takes into account all applicable portfolio fees and expenses.The Index is a widely accepted, unmanaged index of small-cap stock market performance.The Index does not take into account charges, fees and other expenses. Further information relating to portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Portfolio 7

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor,you pay ongoing expenses,such as management fees and other expenses.Using the information below,you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses,including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, Small Company Stock Portfolio from July 1, 2005 to December 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2005
	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 4.86	$ 5.12
Ending value (after expenses)	$1,029.80	$1,029.70

COMPARING YOUR PORTFOLIO’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended December 31, 2005

	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 4.84	$ 5.09
Ending value (after expenses)	$1,020.42	$1,020.16

† Expenses are equal to the portfolio’s annualized expense ratio of .95% for Initial shares and 1.00% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS December 31, 2005
Common Stocks—98.5%	Shares	Value ($)

Automobiles & Components—1.6%
Fleetwood Enterprises	27,580 [a,b]	340,613
Winnebago Industries	11,100	369,408
		710,021
Banking—6.5%
Bank of Hawaii	7,200	371,088
Bankunited Financial, Cl. A	8,310	220,797
Cullen/Frost Bankers	4,420	237,266
Downey Financial	3,450	235,945
East West Bancorp	4,090	149,244
First Midwest Bancorp/IL	5,740	201,244
South Financial Group	4,990	137,425
SVB Financial Group	4,390 [a]	205,628
UCBH Holdings	21,600	386,208
Umpqua Holdings	10,100	288,153
Whitney Holding	10,370	285,797
Wintrust Financial	3,670	201,483
		2,920,278
Capital Goods—12.3%
Actuant, Cl. A	8,630	481,554
Armor Holdings	2,560 [a]	109,184
BE Aerospace	11,600 [a]	255,200
Briggs & Stratton	4,480 [b]	173,779
Bucyrus International, Cl. A	4,500	237,150
Drew Industries	8,990 [a]	253,428
Greenbrier Cos.	6,860	194,824
IDEX	4,000	164,440
Manitowoc	3,250	163,215
Oshkosh Truck	5,970	266,202
Quanta Services	37,680 [a]	496,246
Roper Industries	6,980	275,780
Teledyne Technologies	9,600 [a]	279,360
Terex	8,920 [a]	529,848
URS	15,410 [a]	579,570

The Portfolio 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Capital Goods (continued)
Walter Industries	4,680	232,690
Watsco	5,910	353,477
WESCO International	11,750 [a]	502,077
		5,548,024
Commercial & Professional Services—2.4%
Allied Waste Industries	54,750 [a,b]	478,515
Healthcare Services Group	10,205	211,346
Labor Ready	19,540 [a]	406,823
		1,096,684
Consumer Durables—2.5%
Carter’s	7,220 [a]	424,897
Quiksilver	37,400 [a]	517,616
RC2	5,820 [a]	206,726
		1,149,239
Consumer Services—3.0%
Cheesecake Factory	7,090 [a]	265,095
Choice Hotels International	9,480	395,885
Panera Bread, Cl. A	2,710 [a]	177,993
Pinnacle Entertainment	20,300 [a]	501,613
		1,340,586
Diversified Financial—1.9%
Apollo Investment	9,506	170,447
Dresser-Rand Group	18,960 [a]	458,453
Nelnet, Cl. A	5,550 [a]	225,774
		854,674
Energy—8.3%
Cabot Oil & Gas	4,400	198,440
Cal Dive International	13,240 [a]	475,184
Cimarex Energy	7,740	332,897
Frontier Oil	4,670	175,265
Goodrich Petroleum	17,850 [a,b]	448,928
Massey Energy	14,560	551,387
Southwestern Energy	6,060 [a]	217,796

10

Common Stocks (continued)	Shares	Value ($)

Energy (continued)
St. Mary Land & Exploration	12,430 [b]	457,548
Todco, Cl. A	5,500	209,330
Unit	11,910 [a]	655,407
		3,722,182
Food & Beverages—.8%
Premium Standard Farms	23,260	347,970
Healthcare Equipment—10.3%
American Healthways	2,970 [a]	134,393
Cerner	3,380 [a,b]	307,276
Cooper Cos.	2,790	143,127
Idexx Laboratories	6,100 [a]	439,078
Merit Medical Systems	1 [a]	12
Pediatrix Medical Group	1,800 [a]	159,426
PerkinElmer	8,020	188,951
Pharmaceutical Product Development	7,860	486,927
Psychiatric Solutions	9,310 [a]	546,869
Resmed	11,340 [a]	434,435
Respironics	5,660 [a]	209,816
Sierra Health Services	4,910 [a]	392,604
Sybron Dental Specialties	10,020 [a]	398,896
Syneron Medical	12,890 [a]	409,258
Ventiv Health	16,280 [a]	384,534
		4,635,602
Hotels & Restaurants—.6%
Shuffle Master	11,532 [a,b]	289,914
Insurance—2.5%
AmerUs Group	3,240	183,611
Horace Mann Educators	8,880	168,365
Max Re Capital	6,020	156,339
Ohio Casualty	7,100	201,072
Philadelphia Consolidated Holding	2,370 [a]	229,155
Phoenix Cos.	12,560	171,318
		1,109,860

The Portfolio 11

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Materials—6.4%
Abitibi-Consolidated	91,600	370,980
Airgas	7,800	256,620
Cleveland-Cliffs	5,560	492,449
Coeur d’ Alene Mines	99,110 [a]	396,440
Commercial Metals	5,710	214,353
Florida Rock Industries	5,340	261,980
Olin	18,970	373,330
Smurfit-Stone Container	36,500 [a]	517,205
		2,883,357
Media—2.2%
Harte-Hanks	8,120	214,287
Meredith	6,700	350,678
Regal Entertainment Group, Cl. A	22,490 [b]	427,760
		992,725
Pharmaceuticals—2.7%
Amylin Pharmaceuticals	5,700 [a,b]	227,544
BioCryst Pharmaceuticals	14,400 [a]	241,200
Cephalon	4,870 [a]	315,284
Onyx Pharmaceuticals	7,900 [a]	227,204
Protein Design Labs	8,060 [a]	229,065
		1,240,297
Real Estate—3.8%
Equity Inns	34,220	463,681
Equity One	10,080	233,050
Friedman Billings Ramsey Group, Cl. A	27,300 [b]	270,270
Spirit Finance	20,080	227,908
Sunstone Hotel Investors	18,830	500,313
		1,695,222
Retail—5.7%
AnnTaylor Stores	8,600 [a]	296,872
Coldwater Creek	17,890 [a]	546,182
Dick’s Sporting Goods	13,080 [a,b]	434,779
GameStop, Cl. A	16,070 [a,b]	511,347
Guitar Center	2,690 [a]	134,527

12

Common Stocks (continued)	Shares	Value ($)

Retail (continued)
Performance Food Group	14,580 [a]	413,635
Rite Aid	59,700 [a]	207,756
		2,545,098
Semiconductors & Equipment—4.8%
Advanced Energy Industries	46,060 [a]	544,890
Atheros Communications	19,800 [a]	257,400
Axcelis Technologies	83,380 [a]	397,723
Microsemi	5,120 [a]	141,619
Silicon Laboratories	7,330 [a]	268,718
Varian Semiconductor Equipment Associates	12,810 [a]	562,743
		2,173,093
Software & Services—8.0%
Ansys	5,800 [a]	247,602
aQuantive	4,300 [a]	108,532
CACI International, Cl. A	3,690 [a]	211,732
Compuware	26,090 [a]	234,027
Digital River	11,600 [a,b]	344,984
Factset Research Systems	2,915	119,981
Global Payments	13,940	649,743
Hyperion Solutions	5,325 [a]	190,742
Kronos/MA	3,640 [a]	152,370
Lawson Software	28,190 [a,b]	207,197
Micros Systems	12,770 [a]	617,046
WebSideStory	15,870 [a]	287,723
Wind River Systems	16,980 [a]	250,795
		3,622,474
Technology Hardware & Equipment—4.5%
Applied Films	11,200 [a]	232,624
Comtech Telecommunications	7,300 [a]	222,942
Electronics for Imaging	18,490 [a]	492,019
JDS Uniphase	127,350 [a]	300,546
Palm	11,900 [a,b]	378,420
Polycom	26,900 [a]	411,570
		2,038,121

The Portfolio 13

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares		Value ($)

Telecommunication Services—1.5%
Alaska Communications Systems Group	21,340	[b]	216,814
SBA Communications, Cl. A	25,200	[a]	451,080
			667,894
Transportation—2.8%
Airtran Holdings	15,000	[a]	240,450
JB Hunt Transport Services	23,360		528,870
Kansas City Southern	6,160	[a]	150,489
Pacer International	12,230		318,714
			1,238,523
Utilities—3.4%
CMS Energy	15,890	[a]	230,564
El Paso Electric	23,970	[a]	504,329
Energen	10,430		378,818
OGE Energy	15,580		417,388
			1,531,099
Total Common Stocks
(cost $37,808,010)			44,352,937

	Principal
Short-Term Investment—1.3%	Amount ($)		Value ($)

Repurchase Agreement;
Greenwich Capital Markets,
3.45%, dated 12/30/2005, due 1/3/2006
in the amount of $580,222
(fully collateralized by $605,000 of
Federal Home Loan Mortgage Corp., Notes,
4.125%, due 10/18/2010, value $596,328)
(cost $580,000)	580,000		580,000

14

Investment of Cash Collateral
for Securities Loaned—9.8%		Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $4,391,577)		4,391,577 [c]	4,391,577

Total Investments (cost $42,779,587)		109.6%	49,324,514

Liabilities, Less Cash and Receivables		(9.6%)	(4,314,462)

Net Assets		100.0%	45,010,052

[a] Non-income producing.
[b]	All or a portion of these securities are on loan. At December 31, 2005, the total market value of the portfolio’s
	securities on loan is $4,585,746 and the total market value of the collateral held by the portfolio is $4,863,824,
	consisting of cash collateral of $4,391,577 and U.S. Government and agency securities valued at $472,247.
[c]	Investment in affiliated money market mutual fund.

Portfolio Summary †

	Value (%)		Value (%)

Capital Goods	12.3	Retail	5.7
Short-Term/		Semiconductors & Equipment	4.8
Money Market Investments	11.1	Technology Hardware & Equipment 4.5
Healthcare Equipment	10.3	Real Estate	3.8
Energy	8.3	Utilities	3.4
Software & Services	8.0	Other	24.5
Banking	6.5
Materials	6.4		109.6

† Based on net assets.
See notes to financial statements.

The Portfolio 15

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

	Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $4,585,746)—Note 1(b):
Unaffiliated issuers	38,388,010	44,932,937
Affiliated issuers	4,391,577	4,391,577
Cash		38,889
Receivable for investment securities sold		305,277
Dividends and interest receivable		44,843
Receivable for shares of Beneficial Interest subscribed		406
		49,713,929

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		38,378
Liability for securities on loan—Note 1(b)		4,391,577
Payable for investment securities purchased		196,874
Payable for shares of Beneficial Interest redeemed		16,233
Accrued expenses		60,815
		4,703,877

Net Assets ($)		45,010,052

Composition of Net Assets ($):
Paid-in capital		32,955,382
Accumulated undistributed investment income—net		18,019
Accumulated net realized gain (loss) on investments		5,491,724
Accumulated net unrealized appreciation
(depreciation) on investments		6,544,927

Net Assets ($)		45,010,052

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	39,057,394	5,952,658
Shares Outstanding	1,794,414	276,528

Net Asset Value Per Share ($)	21.77	21.53

See notes to financial statements.
16

STATEMENT OF OPERATIONS Year Ended December 31, 2005
Investment Income ($):
Income:
Cash dividends (net of $367 foreign taxes withheld at source)	388,873
Income from securities lending	26,278
Interest	15,889
Total Income	431,040
Expenses:
Investment advisory fee—Note 3(a)	338,726
Auditing fees	34,345
Custodian fees—Note 3(b)	31,820
Prospectus and shareholders’ reports	25,776
Distribution fees—Note 3(b)	15,431
Shareholder servicing costs—Note 3(b)	8,800
Trustees’ fees and expenses—Note 3(c)	3,322
Legal fees	1,576
Loan commitment fees—Note 2	352
Miscellaneous	5,246
Total Expenses	465,394
Less—waiver of fees due to
undertaking—Note 3(a)	(12,079)
Less—reduction in custody fees due
to earnings credits—Note 1(b)	(59)
Net Expenses	453,256
Investment (Loss)—Net	(22,216)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	5,572,770
Net unrealized appreciation (depreciation) on investments	(5,095,828)
Net Realized and Unrealized Gain (Loss) on Investments	476,942
Net Increase in Net Assets Resulting from Operations	454,726

See notes to financial statements.

The Portfolio 17

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2005	2004

Operations ($):
Investment (loss)—net	(22,216)	(13,309)
Net realized gain (loss) on investments	5,572,770	5,768,704
Net unrealized appreciation
(depreciation) on investments	(5,095,828)	1,812,799
Net Increase (Decrease) in Net Assets
Resulting from Operations	454,726	7,568,194

Dividends to Shareholders from ($):
Net realized gain on investments:
Initial shares	(1,889,620)	(2,482,168)
Service shares	(300,690)	(414,059)
Total Dividends	(2,190,310)	(2,896,227)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial shares	5,992,695	5,675,897
Service shares	1,085,909	3,986,665
Dividends reinvested:
Initial shares	1,889,620	2,482,168
Service shares	300,690	414,059
Cost of shares redeemed:
Initial shares	(8,889,197)	(6,864,790)
Service shares	(2,046,928)	(3,712,388)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(1,667,211)	1,981,611
Total Increase (Decrease) in Net Assets	(3,402,795)	6,653,578

Net Assets ($):
Beginning of Period	48,412,847	41,759,269
End of Period	45,010,052	48,412,847
Undistributed investment income—net	18,019	7,597

18

	Year Ended December 31,

	2005	2004

Capital Share Transactions:
Initial Shares
Shares sold	285,421	265,284
Shares issued for dividends reinvested	90,585	110,368
Shares redeemed	(414,716)	(322,098)
Net Increase (Decrease) in Shares Outstanding	(38,710)	53,554

Service Shares
Shares sold	52,466	188,954
Shares issued for dividends reinvested	14,561	18,576
Shares redeemed	(96,856)	(176,121)
Net Increase (Decrease) in Shares Outstanding	(29,829)	31,409

See notes to financial statements.

The Portfolio 19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

		Year Ended December 31,

Initial Shares	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	22.66	20.34	14.25	17.79	18.08
Investment Operations:
Investment income (loss)—net [a]	(.01)	.00[b]	(.01)	.05	.03
Net realized and unrealized gain
(loss) on investments	.17	3.76	6.12	(3.55)	(.31)
Total from Investment Operations	.16	3.76	6.11	(3.50)	(.28)
Distributions:
Dividends from investment income—net	—	—	(.02)	(.04)	(.01)
Dividends from net realized
gain on investments	(1.05)	(1.44)	—	—	—
Total Distributions	(1.05)	(1.44)	(.02)	(.04)	(.01)
Net asset value, end of period	21.77	22.66	20.34	14.25	17.79

Total Return (%)	.91	18.52	42.94	(19.71)	(1.53)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.99	.95	1.12	.98	1.03
Ratio of net expenses
to average net assets	.98	.95	1.12	.98	1.03
Ratio of net investment income
(loss) to average net assets	(.03)	.00[c]	(.09)	.28	.16
Portfolio Turnover Rate	157.60	112.27	171.34	71.76	60.40

Net Assets, end of period ($ x 1,000)	39,057	41,534	36,200	25,458	33,341

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c] Amount represents less than .01%.
See notes to financial statements.

20

		Year Ended December 31,

Service Shares	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	22.45	20.22	14.20	17.73	18.08
Investment Operations:
Investment income (loss)—net [a]	(.04)	(.05)	(.06)	.01	(.03)
Net realized and unrealized
gain (loss) on investments	.17	3.72	6.10	(3.54)	(.31)
Total from Investment Operations	.13	3.67	6.04	(3.53)	(.34)
Distributions:
Dividends from investment income—net	—	—	(.02)	(.00)[b]	(.01)
Dividends from net realized
gain on investments	(1.05)	(1.44)	—	—	—
Total Distributions	(1.05)	(1.44)	(.02)	(.00)[b]	(.01)
Net asset value, end of period	21.53	22.45	20.22	14.20	17.73

Total Return (%)	.77	18.18	42.60	(19.89)	(1.86)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.25	1.20	1.37	1.22	1.39
Ratio of net expenses
to average net assets	1.14	1.20	1.37	1.22	1.39
Ratio of net investment income
(loss) to average net assets	(.19)	(.25)	(.34)	.04	(.18)
Portfolio Turnover Rate	157.60	112.27	171.34	71.76	60.40

Net Assets, end of period ($ x 1,000)	5,953	6,879	5,559	3,117	1,944

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
See notes to financial statements.

The Portfolio 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering twelve series, including the Small Company Stock Portfolio (the “portfolio”). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series.The portfolio’s investment objective is to provide capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the portfolio’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge.The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results may differ from those estimates.

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

22

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The Portfolio 23

NOTES TO FINANCIAL STATEMENTS (continued)

The portfolio has an arrangement with the custodian bank whereby the portfolio receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the portfolio includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the portfolio may lend securities to qualified institutions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The portfolio will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

The portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller’s agreement to repurchase and the portfolio’s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the portfolio’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the portfolio maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller.

24

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $515,785, undistributed capital gains $5,077,548 and unrealized appreciation $6,461,337.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2005 and December 31, 2004 were as follows: ordinary income $400,440 and $0 and long-term capital gains $1,789,870 and $2,896,227, respectively.

During the period ended December 31, 2005, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses and real estate investment trusts, the portfolio increased accumulated undistributed investment income-net by

The Portfolio 25

NOTES TO FINANCIAL STATEMENTS (continued)

$32,638 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowing. During the period ended December 31, 2005, the portfolio did not borrow under the Facility.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .75% of the value of the portfolio’s average daily net assets and is payable monthly.

The Manager has agreed, from August 1, 2005 to December 31, 2006, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .95% of the value of the average daily net assets of their class. During the period ended December 31, 2005, the Manager waived receipt of fees of $12,079, pursuant to the undertaking.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan

26

provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2005, Service shares were charged $15,431 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2005, the portfolio was charged $351 pursuant to the transfer agency agreement.

The portfolio compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2005, the portfolio was charged $31,820 pursuant to the custody agreement.

During the period ended December 31, 2005, the portfolio was charged $3,762 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: investment advisory fees $29,274, Rule 12b-1 distribution plan fees $1,295, custodian fees $8,738, chief compliance officer fees $1,858 and transfer agency per account fees $52, which are offset against an expense reimbursement currently in effect in the amount of $2,839.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Portfolio 27

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2005, amounted to $70,973,121, and $75,331,490, respectively.

At December 31, 2005, the cost of investments for federal income tax purposes was $42,863,177; accordingly, accumulated net unrealized appreciation on investments was $6,461,337, consisting of $7,192,131 gross unrealized appreciation and $730,794 gross unrealized depreciation.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund, Small Company Stock Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Small Company Stock Portfolio (one of the funds comprising Dreyfus Variable Investment Fund) as of December 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of December 31, 2005 and confirmation of securities not held by the custodian by correspondence with others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Small Company Stock Portfolio at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U. S. generally accepted accounting principles.

New York, New York February 6, 2006

The Portfolio 29

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby designates $.8573 per share as a long-term capital gain distribution of the $1.0491 per share paid on March 31, 2005, and also the portfolio hereby designates 95.11% of the ordinary dividends paid during the fiscal year ended December 31, 2005 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2006 of the percentage applicable to the preparation of their 2005 income tax returns.

30

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-
related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 193
———————
David P. Feldman (66)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• BBH Mutual Funds Group (11 funds), Director
• The Jeffrey Company, a private investment company, Director
• QMED, a medical device company, Director
No. of Portfolios for which Board Member Serves: 58
———————
James F. Henry (75)
Board Member (1990)
Principal Occupation During Past 5 Years:
• President, CPR Institute for Dispute Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2003)
No. of Portfolios for which Board Member Serves: 22

The Portfolio 31

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Dr. Paul A. Marks (79)
Board Member (1990)
Principal Occupation During Past 5 Years:
• President, Emeritus (2000-present) and President and Chief Executive Officer of Memorial
Sloan-Kettering Cancer Center (Retired 1999)
Other Board Memberships and Affiliations:
• Pfizer, Inc., a pharmaceutical company, Director-Emeritus
• Lazard Freres & Company, LLC, Senior Adviser
• Carrot Capital Health Care Ventures, Advisor
• Armgo-Start-Up Biotech; Board of Directors
• Nanoviricide, Board Director
• PTC, Scientific Advisory Board
No. of Portfolios for which Board Member Serves: 22
———————
Dr. Martin Peretz (66)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Editor-in-Chief of The New Republic Magazine
• Lecturer in Social Studies at Harvard University (1965-2001)
• Co-Chairman of TheStreet.com, a financial daily on the web
Other Board Memberships and Affiliations:
• Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education, Director
• Harvard Center for Blood Research,Trustee
• Bard College,Trustee
• Board of Overseers of YIVO Institute for Jewish Research, Chairman
No. of Portfolios for which Board Member Serves: 22
———————
Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board
Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
John M. Fraser, Jr., Emeritus Board Member
Rosalind Gersten Jacobs, Emeritus Board Member

32

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since
March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice
President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since
March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Assistant General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since February 1991.

The Portfolio 33

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer
since August 2003.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 48 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 196 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

34

NOTES

For	More	Information

Dreyfus Variable
Investment Fund,
Small Company Stock Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-554-4611 or 516-338-3300

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Servicing

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies relating to portfolio securities, and information regarding how the portfolio voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E P O R T F O L I O

2	Letter from the Chairman
3	Discussion of Performance
6	Portfolio Performance
8	Understanding Your Portfolio’s Expenses
8	Comparing Your Portfolio’s Expenses
With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
20	Notes to Financial Statements
26	Report of Independent Registered
Public Accounting Firm
27	Important Tax Information
28	Board Members Information
30	Officers of the Fund
F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Variable Investment Fund,
Special Value Portfolio

The	Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Special Value Portfolio, covering the 12-month period from January 1, 2005, through December 31, 2005. Inside, you’ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio managers, Mark G. DeFranco and Brian M. Gillott of Jennison Associates LLC, the portfolio’s sub-investment adviser.

Stocks generally absorbed both good and bad news in 2005 to post modestly positive total returns. On the plus side, an expanding U.S. economy and low inflation helped support corporate earnings in most industry groups. Negative influences included rising short-term interest rates and escalating energy prices, which many analysts feared might erode corporate profits. In addition, hurricanes Katrina, Rita and Wilma disrupted economic activity along the Gulf Coast.

We expect the U.S. economy to continue its moderate expansion in 2006, fueled in part by a rebound in corporate capital spending and exports. The labor market likely will remain relatively strong while inflation should stay low, supporting consumers’ real incomes. Risks in the new year include the possible end of the boom in the housing market, where we believe prices are more likely to stall than plunge.

As always, we encourage you to speak with your financial consultant about how these and other market forces may affect your investments. Thank you for your continued confidence and support.

2

DISCUSSION OF PERFORMANCE

Mark G. DeFranco and Brian M. Gillott, Portfolio Managers Jennison Associates LLC, Sub-Investment Adviser

How did Dreyfus Variable Investment Fund, Special Value Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2005, the portfolio produced total returns of 5.34% for its Initial shares and 5.28% for its Service shares.1 For the same period, the total return of the Russell 1000 Value Index (the “Index”), the portfolio’s benchmark, was 7.05% .2

Despite lackluster performance for much of 2005, value-oriented stocks rallied late in the year as energy prices moderated and investors began to look forward to the end of higher interest rates from the Federal Reserve Board (the “Fed”).Although the portfolio participated in these gains to a substantial degree, its performance relative to the Index primarily was constrained by disappointments among materials stocks in the first half of the year and media stocks during the second half.

What is the portfolio’s investment approach?

The portfolio seeks to maximize total return, consisting of capital appreciation and current income.To pursue this goal, the portfolio normally invests at least 80% of its assets in stocks. The portfolio’s stock investments may include common stocks, preferred stocks and convertible securities of both U.S. and foreign companies of any size, including those purchased in initial public offerings or shortly thereafter.

The portfolio managers seek to identify attractively valued companies with current or emerging earnings growth that may not be fully recognized or appreciated by the market. Generally, there are two types of companies which may exhibit the characteristics the portfolio managers are seeking.The first type is a company that is out of favor with investors but which the portfolio managers expect will experience an improved earnings cycle over the next 12 to 18 months due to corporate restructuring, new product development, an industry cycle turn, increased management focus on shareholder value or improving balance sheet and cash flow. The second type is a company currently delivering good

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

growth characteristics but which the portfolio managers believe is being mispriced by the market based on short-term earnings results relative to “street” expectations or market uncertainty regarding the sustainability of earnings growth.

What other factors influenced the portfolio’s performance?

Despite a steadily and moderately expanding economy, the overall stock market failed to advance during much of 2005 as investors remained worried about the potentially negative impact of rising interest rates and soaring energy prices on future economic growth. These concerns began to wane in the final months of the year, when energy prices retreated from their post-Katrina peak and the Fed signaled that its credit-tightening campaign might be coming to an end. Generally, stocks rallied as a result, ending 2005 in positive territory.

Rising oil and gas prices helped the energy sector post particularly strong gains. Energy service companies proved to be especially sensitive to higher commodity prices, and the portfolio’s relatively heavy exposure to the industry enabled it to participate fully in its advance. Some of the portfolio’s better-performing energy stocks included global oil services leader Schlumberger and drilling equipment supplier National Oilwell Varco.

The portfolio also held an overweighted position in the technology area, which posted relatively robust returns during the second half of the year. The portfolio achieved especially attractive results from undervalued software companies and semiconductor manufacturers that generated high levels of free cash flow and were expected to benefit from a catalyst for growth. For example, semiconductor manufacturer MEMC Electronic Materials benefited from a shortage in polysilicon, a raw material used to manufacture silicon wafers, and high silicon wafer demand.This enabled it to raise prices. In addition, some individual holdings in the financials area contributed positively to the portfolio’s relative performance. Capital markets firm Lazard benefited from rising mergers-and-acquisitions activity, and disability insurance provider UnumProvident made progress toward reducing expenses and increasing profit margins.

Detractors from the portfolio’s relative performance during 2005 included providers of basic materials, which were hurt by the eroding

4

effects of higher energy prices on profit margins early in the year. In the consumer discretionary area, traditional media stocks, such as radio syndicator Westwood One and urban programmer Radio One, continued to suffer from disappointing revenues as competition intensified from newer, online marketing vehicles.

What is the portfolio’s current strategy?

While our focus on fundamentally sound, undervalued companies poised for growth has not changed, we recently have found a number of new opportunities.When some of the fund’s energy-related holdings became more richly valued toward year-end, we redeployed assets to companies we considered more attractively priced. However, we have not found a preponderance of opportunities in any one industry or market sector; instead, we have identified stocks meeting our criteria in a variety of industry groups. This suggests to us that we may be entering a market environment that rewards individual security selection over broader sector allocations. In our judgment, our bottom-up, value-oriented investment process may be particularly well suited to a “stock picker’s market.”

January 17, 2006

The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term
goals.The investment objective and policies of Dreyfus Variable Investment Fund, Special Value
Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of certain portfolio expenses by The Dreyfus Corporation pursuant to an agreement in effect through December 31, 2006, at which time it may be extended, terminated or modified.
Had these expenses not been absorbed, the portfolio’s returns would have been lower.
Part of the portfolio’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the portfolio’s performance.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Portfolio 5

PORTFOLIO PERFORMANCE

Average Annual Total Returns as of	12/31/05

	1 Year	5 Years	10 Years

Initial shares	5.34%	4.12%	6.66%
Service shares	5.28%	4.02%	6.61%

The data for Service shares includes the results of Initial shares for the period prior to December 31, 2000
(inception date of Service shares). Actual Service shares’ average annual total return and hypothetical growth results would have been lower. See notes below.
† Source: Lipper Inc.
Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
Part of the portfolio’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.
There can be no guarantee that IPOs will have or continue to have a positive effect on the portfolio’s performance.
The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Variable Investment
Fund, Special Value Portfolio on 12/31/95 to a $10,000 investment made in the Russell 1000 Value Index (the
“Index”) on that date.

6

The portfolio’s Initial shares are not subject to a Rule 12b-1 fee.The portfolio’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.The performance figures for Service shares reflect the performance of the portfolio’s Initial shares from their inception date through December 30, 2000, and the performance of the portfolio’s Service shares from December 31, 2000 (inception date of Service shares) to December 31, 2005 (blended performance figures).The performance figures for each share class reflect certain expense reimbursements, without which the performance of each share class would have been lower. In addition, the blended performance figures have not been adjusted to reflect the higher operating expenses of the Service shares. If these expenses had been reflected, the blended performance figures would have been lower. All dividends and capital gain distributions are reinvested.

The portfolio’s performance shown in the line graph takes into account all applicable portfolio fees and expenses (after any expense reimbursements).The Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.The Index does not take into account charges, fees and other expenses. Further information relating to portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Portfolio 7

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor,you pay ongoing expenses,such as management fees and other expenses.Using the information below,you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses,including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, Special Value Portfolio from July 1, 2005 to December 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2005
	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 4.93	$ 5.25
Ending value (after expenses)	$1,081.60	$1,081.80

COMPARING YOUR PORTFOLIO’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended December 31, 2005

	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 4.79	$ 5.09
Ending value (after expenses)	$1,020.47	$1,020.16

† Expenses are equal to the portfolio’s annualized expense ratio of .94% for Initial shares and 1.00% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS December 31, 2005
Common Stocks—97.8%	Shares	Value ($)

Aerospace & Defense—.7%
Empresa Brasileira de Aeronautica, ADR	5,600	218,960
Biotechnology—1.1%
Human Genome Sciences	13,000 [a]	111,280
Medimmune	6,200 [a]	217,124
		328,404
Capital Markets—6.3%
Bank of New York	8,200	261,170
Charles Schwab	39,700	582,399
Lazard, Cl. A	15,100	481,690
Nuveen Investments, Cl. A	13,500	575,370
		1,900,629
Capital Spending—1.4%
Allied Waste Industries	48,300 [a]	422,142
Chemicals—5.5%
E I Du Pont de Nemours & Co.	15,300	650,250
Huntsman	15,500 [a]	266,910
Nalco Holding	25,000 [a]	442,750
Rockwood Holdings	14,800 [a]	292,004
		1,651,914
Commercial & Professional Services—4.3%
Aramark, Cl. B	17,100	475,038
Manpower	13,500	627,750
Navigant Consulting	8,100 [a]	178,038
		1,280,826
Commercial Banking—1.6%
Royal Bank of Scotland Group	15,826	477,751
Communications Equipment—2.4%
Nokia, ADR	39,900	730,170
Containers—1.1%
Packaging Corp. of America	4,300	98,685
Temple-Inland	5,100	228,735
		327,420
Diversified Financial Services—1.2%
JPMorgan Chase & Co.	9,336	370,546

The Portfolio 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Diversified Telecommunications—2.6%
Citizens Communications	36,500	446,395
IDT, Cl. B	27,800 [a]	325,260
		771,655
Electronic Equipment—.0%
Agilent Technologies	395 [a]	13,150
Electronic Technology—1.0%
Intel	11,800	294,528
Energy Equipment & Services—6.0%
BJ Services	8,800	322,696
Rowan Cos.	9,300	331,452
Schlumberger	4,600	446,890
TXU	6,600	331,254
Weatherford International	10,400 [a]	376,480
		1,808,772
Food Retail—5.3%
Cadbury Schweppes	45,300	428,173
Kroger	35,400 [a]	668,352
Performance Food Group	17,200 [a]	487,964
		1,584,489
Health Care—2.4%
Community Health Systems	9,100 [a]	348,894
Medco Health Solutions	5,800 [a]	323,640
Tenet Healthcare	6,100 [a]	46,726
		719,260
Hotels, Restaurants & Leisure—3.9%
Alliance Gaming	15,600 [a]	203,112
GTECH Holdings	15,000	476,100
Pinnacle Entertainment	19,800 [a]	489,258
		1,168,470
Insurance—7.8%
American International Group	11,900	811,937
Axis Capital Holdings	16,800	525,504
Benfield Group	45,100	279,275

10

Common Stocks (continued)	Shares	Value ($)

Insurance (continued)
Montpelier Re Holdings	16,900	319,410
UnumProvident	18,000	409,500
		2,345,626
Internet—3.0%
Expedia	14,100 [a]	337,836
IAC/InterActiveCorp	20,100 [a]	569,031
		906,867
IT Consulting & Services—.6%
Hewitt Associates, Cl. A	6,700 [a]	187,667
Machinery—2.3%
Dover	13,600	550,664
Navistar International	4,800 [a]	137,376
		688,040
Media—9.7%
Discovery Holding, Cl. A	26,200 [a]	396,930
Gemstar-TV Guide International	126,900 [a]	331,209
Pearson, ADR	48,900	580,443
Radio One, Cl. D	41,800 [a]	432,630
Viacom, Cl. B	20,574 [a]	670,712
VNU	11,000	364,433
Westwood One	9,300	151,590
		2,927,947
Mining & Metals—1.9%
Alcoa	11,300	334,141
Harmony Gold Mining, ADR	18,400 [a]	240,120
		574,261
Oil & Gas—1.0%
Occidental Petroleum	3,900	311,532
Paper & Forest Products—1.7%
MeadWestvaco	18,500	518,555
Pharmaceutical—8.8%
Abbott Laboratories	10,200	402,186
Andrx	17,100 [a]	281,637

The Portfolio 11

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Pharmaceutical (continued)
Eli Lilly & Co.	5,700	322,563
ImClone Systems	6,200 [a]	212,288
Pfizer	20,500	478,060
Sanofi-Aventis	5,100	446,389
Watson Pharmaceuticals	15,600 [a]	507,156
		2,650,279
Railroads—2.3%
CSX	13,300	675,241
Schools—1.7%
DeVry	9,900 [a]	198,000
Education Management	9,700 [a]	325,047
		523,047
Semiconductors & Equipment—.5%
MEMC Electronic Materials	6,900 [a]	152,973
Software—6.7%
BEA Systems	40,500 [a]	380,700
Computer Associates International	13,900	391,841
Manhattan Associates	18,300 [a]	374,784
Microsoft	27,400	716,510
TIBCO Software	21,800 [a]	162,846
		2,026,681
Specialty Retail/Stores—.6%
Blockbuster, Cl. A	50,100	187,875
Utilities—2.4%
Aquila	54,200 [a]	195,120
Sempra Energy	11,800	529,112
		724,232
Total Common Stocks
(cost $27,013,191)		29,469,909

12

Other Investment—2.0%		Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $586,000)		586,000 [b]	586,000

Total Investments (cost $27,599,191)		99.8%	30,055,909
Cash and Receivables (Net)		.2%	71,193
Net Assets		100.0%	30,127,102

ADR—American Depository Receipts.
[a] Non-income producing.
[b]	Investment in affiliated money market mutual fund.

Portfolio Summary †
	Value (%)		Value (%)

Media	9.7	Chemicals	5.5
Pharmaceutical	8.8	Food Retail	5.3
Insurance	7.8	Commercial &
Software	6.7	Professional Services	4.3
Capital Markets	6.3	Other	39.4
Energy Equipment & Services	6.0		99.8

† Based on net assets.
See notes to financial statements.

The Portfolio 13

STATEMENT OF ASSETS AND LIABILITIES December 31, 2005
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	27,013,191	29,469,909
Affiliated issuers	586,000	586,000
Cash		30,665
Receivable for investment securities sold		155,282
Dividends receivable		19,249
		30,261,105

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		25,307
Payable for investment securities purchased		71,237
Payable for shares of Beneficial Interest redeemed		3,340
Accrued expenses		34,119
		134,003

Net Assets ($)		30,127,102

Composition of Net Assets ($):
Paid-in capital		23,960,181
Accumulated undistributed investment income—net		147,483
Accumulated net realized gain (loss) on investments		3,562,720
Accumulated net unrealized appreciation
(depreciation) on investments		2,456,718

Net Assets ($)		30,127,102

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	24,926,196	5,200,906
Shares Outstanding	1,663,637	348,123

Net Asset Value Per Share ($)	14.98	14.94

See notes to financial statements.
14

STATEMENT OF OPERATIONS Year Ended December 31, 2005
Investment Income ($):
Income:
Cash dividends (net of $4,803 foreign taxes withheld at source):
Unaffiliated issuers	401,840
Affiliated issuers	41,756
Total Income	443,596
Expenses:
Investment advisory fee—Note 3(a)	234,656
Auditing fees	26,763
Custodian fees	12,525
Distribution fees—Note 3(b)	12,485
Prospectus and shareholders’ reports	11,413
Trustees’ fees and expenses—Note 3(c)	2,547
Shareholder servicing costs—Note 3(b)	1,079
Legal fees	1,074
Miscellaneous	5,065
Total Expenses	307,607
Less—waiver of fees due to undertaking—Note 3(a)	(11,890)
Less—reduction in custody fees due to earnings credits—Note 1(c)	(7)
Net Expenses	295,710
Investment Income—Net	147,886

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	3,663,489
Net unrealized appreciation (depreciation) on investments	(2,280,297)
Net Realized and Unrealized Gain (Loss) on Investments	1,383,192
Net Increase in Net Assets Resulting from Operations	1,531,078

See notes to financial statements.

The Portfolio 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2005	2004

Operations ($):
Investment income—net	147,886	171,248
Net realized gain (loss) on investments	3,663,489	4,777,637
Net unrealized appreciation
(depreciation) on investments	(2,280,297)	(866,908)
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,531,078	4,081,977

Dividends to Shareholders from ($):
Investment income—net:
Initial shares	(33,620)	(178,813)
Service shares	(2,523)	(28,674)
Net realized gain on investments:
Initial shares	(720,459)	(2,756,165)
Service shares	(131,069)	(507,560)
Total Dividends	(887,671)	(3,471,212)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial shares	1,498,805	1,068,137
Service shares	771,389	713,100
Dividends reinvested:
Initial shares	754,079	2,934,978
Service shares	133,592	536,234
Cost of shares redeemed:
Initial shares	(6,803,276)	(7,150,023)
Service shares	(1,135,216)	(1,201,875)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(4,780,627)	(3,099,449)
Total Increase (Decrease) in Net Assets	(4,137,220)	(2,488,684)

Net Assets ($):
Beginning of Period	34,264,322	36,753,006
End of Period	30,127,102	34,264,322
Undistributed investment income—net	147,483	35,889

16

	Year Ended December 31,

	2005	2004

Capital Share Transactions:
Initial Shares
Shares sold	105,018	71,441
Shares issued for dividends reinvested	54,683	200,454
Shares redeemed	(475,011)	(485,958)
Net Increase (Decrease) in Shares Outstanding	(315,310)	(214,063)

Service Shares
Shares sold	54,193	48,492
Shares issued for dividends reinvested	9,716	36,724
Shares redeemed	(80,214)	(82,737)
Net Increase (Decrease) in Shares Outstanding	(16,305)	2,479

See notes to financial statements.

The Portfolio 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

		Year Ended December 31,

Initial Shares	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	14.63	14.39	11.04	13.07	14.65
Investment Operations:
Investment income—net [a]	.07	.07	.03	.10	.14
Net realized and unrealized
gain (loss) on investments	.68	1.82	3.43	(2.09)	(1.30)
Total from Investment Operations	.75	1.89	3.46	(1.99)	(1.16)
Distributions:
Dividends from investment income—net	(.02)	(.10)	(.11)	(.04)	(.11)
Dividends from net realized
gain on investments	(.38)	(1.55)	—	—	(.31)
Total Distributions	(.40)	(1.65)	(.11)	(.04)	(.42)
Net asset value, end of period	14.98	14.63	14.39	11.04	13.07

Total Return (%)	5.34	13.08	31.74	(15.28)	(7.97)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.94	.93	1.01	.99	.91
Ratio of net expenses
to average net assets	.93	.91	.97	.92	.90
Ratio of net investment income
to average net assets	.48	.50	.23	.81	1.00
Portfolio Turnover Rate	83.27	90.27	108.01	148.29	59.85

Net Assets, end of period ($ x 1,000)	24,926	28,949	31,557	27,255	39,854

[a] Based on average shares outstanding at each month end.
See notes to financial statements.

18

		Year Ended December 31,

Service Shares	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	14.59	14.36	11.02	13.05	14.65
Investment Operations:
Investment income—net [a]	.06	.06	.02	.08	.12
Net realized and unrealized
gain (loss) on investments	.68	1.80	3.43	(2.07)	(1.31)
Total from Investment Operations	.74	1.86	3.45	(1.99)	(1.19)
Distributions:
Dividends from investment income—net	(.01)	(.08)	(.11)	(.04)	(.10)
Dividends from net realized
gain on investments	(.38)	(1.55)	—	—	(.31)
Total Distributions	(.39)	(1.63)	(.11)	(.04)	(.41)
Net asset value, end of period	14.94	14.59	14.36	11.02	13.05

Total Return (%)	5.28	12.96	31.71	(15.32)	(8.17)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.19	1.18	1.27	1.26	1.24
Ratio of net expenses
to average net assets	1.00	1.00	1.00	.99	1.00
Ratio of net investment income
to average net assets	.41	.42	.21	.69	.92
Portfolio Turnover Rate	83.27	90.27	108.01	148.29	59.85

Net Assets, end of period ($ x 1,000)	5,201	5,316	5,196	3,910	2,585

[a] Based on average shares outstanding at each month end.
See notes to financial statements.

The Portfolio 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering twelve series, including the Special Value Portfolio (the “portfolio”).The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series.The portfolio’s investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the portfolio’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Jennison Associates LLC (“Jennison”) serves as the portfolio’s sub-investment adviser.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio’s shares, which are sold without a sales charge.The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

20

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The portfolio has an arrangement with the custodian bank whereby the portfolio receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the portfolio includes net earnings credits as an expense offset in the Statement of Operations.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain,if any,are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized

22

capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,850,610, undistributed capital gains $1,959,772 and unrealized appreciation $2,356,539.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2005 and December 31, 2004, were as follows: ordinary income $475,265 and $1,237,803 and long-term capital gains $412,406 and $2,233,409.

During the period ended December 31, 2005, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, the fund decreased accumulated undistributed investment income-net by $149 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The portfolio may borrow up to $5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowing. During the period ended December 31, 2005, the portfolio did not borrow under either line of credit.

The Portfolio 23

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75% of the value of the portfolio’s average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Jennison, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio’s average daily net assets, computed at the following annual rates: .50% of the first $300 million and .45% over $300 million.

Dreyfus has agreed, from January 1, 2005 to December 31, 2006 to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage commissions, interest expense and extraordinary expenses, exceed 1% of the value of the average daily net assets of their class. During the period ended December 31, 2005, Dreyfus waived receipt of fees of $11,890, pursuant to the undertaking.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2005, Service shares were charged $12,485 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2005, the portfolio was charged $64 pursuant to the transfer agency agreement.

24

During the period ended December 31, 2005, the portfolio was charged $3,762 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: investment advisory fees $19,505, Rule 12b-1 distribution plan fees $1,122, custodian fees $3,463, chief compliance officer fees $1,858 and transfer agency per account fees $5, which are offset against an expense reimbursement currently in effect in the amount of $646.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the portfolio may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by Dreyfus.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2005, amounted to $25,028,774 and $28,871,498, respectively.

At December 31, 2005, the cost of investments for federal income tax purposes was $27,699,370; accordingly, accumulated net unrealized appreciation on investments was $2,356,539, consisting of $3,574,894 gross unrealized appreciation and $1,218,355 gross unrealized depreciation.

The Portfolio 25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund, Special Value Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Special Value Portfolio (one of the funds comprising Dreyfus Variable Investment Fund) as of December 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Special Value Portfolio at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York February 6, 2006
26

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby designates $.1837 per share as a long-term capital gain distribution paid on March 31, 2005 and also the fund hereby designates 25.87% of the ordinary dividends paid during the fiscal year ended December 31, 2005 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2006 of the percentage applicable to the preparation of their 2005 income tax returns.

The Portfolio 27

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-
related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 193
———————
David P. Feldman (66)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• BBH Mutual Funds Group (11 funds), Director
• The Jeffrey Company, a private investment company, Director
• QMED, a medical device company, Director
No. of Portfolios for which Board Member Serves: 58
———————
James F. Henry (75)
Board Member (1991)
Principal Occupation During Past 5 Years:
• President, CPR Institute for Dispute Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2003)
No. of Portfolios for which Board Member Serves: 22

28

Dr. Paul A. Marks (79)
Board Member (1990)
Principal Occupation During Past 5 Years:
• President, Emeritus (2000-present) and President and Chief Executive Officer of Memorial
Sloan-Kettering Cancer Center (Retired 1999)
Other Board Memberships and Affiliations:
• Pfizer, Inc., a pharmaceutical company, Director-Emeritus
• Lazard Freres & Company, LLC, Senior Adviser
• Carrot Capital Health Care Ventures; Advisor
• Armgo-Start-Up Biotech; Board of Directors
• Nanoviricide, Board Director
• PTC, Scientific Advisory Board
No. of Portfolios for which Board Member Serves: 22
———————
Dr. Martin Peretz (66)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Editor-in-Chief of The New Republic Magazine
• Lecturer in Social Studies at Harvard University (1965-2001)
• Co-Chairman of TheStreet.com, a financial daily on the web
Other Board Memberships and Affiliations:
• Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education, Director
• Harvard Center for Blood Research,Trustee
• Bard College,Trustee
• Board of Overseers of YIVO Institute for Jewish Research, Chairman
No. of Portfolios for which Board Member Serves: 22
———————
Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board
Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
John M. Fraser, Jr., Emeritus Board Member
Rosalind Gersten Jacobs, Emeritus Board Member

The Portfolio 29

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since
March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice
President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since
March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice
President and Assistant Secretary
since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Assistant General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice
President and Assistant Secretary
since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since February 1991.

30

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director-Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer
since August 2003.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 48 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 196 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

The Portfolio 31

NOTES

For	More	Information

Dreyfus Variable
Investment Fund,
Special Value Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-554-4611 or 516-338-3300

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Servicing

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies relating to portfolio securities, and information regarding how the portfolio voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $224,490 in 2004 and $243,347 in 2005.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $78,768 in 2004 and $81,252 in 2005. These services consisted of (i) agreed-upon procedures related to compliance with Internal Revenue Code section 817(h) and (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $-0- in 2004 and $-0- in 2005.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

P:\Edgar Filings\Pending\117\NCSRA-117-2-2006\formncsr117.DOC

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $39,182 in 2004 and $35,640 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies (as applicable).

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $-0- in 2004 and $-0- in 2005.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were less than $200 in 2004 and $13 in 2005. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $-0- in 2004 and $-0- in 2005.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $592,101 in 2004 and $758,091 in 2005.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
	Not applicable.	[CLOSED-END FUNDS ONLY]

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

SSL-DOCS2 70128344v15

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SSL-DOCS2 70128344v15

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Variable Investment Fund

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

EXHIBIT INDEX
(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

SSL-DOCS2 70128344v15

SSL-DOCS2 70128344v15
[INSERT CODE OF ETHICS]

Exhibit (a)(1)